   As filed with the Securities and Exchange Commission on January 20, 1999
                                                     Registration No. 333-64451
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------
                                Amendment No.2 to

                                    FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER
                           THE SECURITIES ACT OF 1933

                           -------------------------


                         MORTGAGE CAPITAL FUNDING, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                               13-3408716
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)

                                399 Park Avenue
                            New York, New York 10043
                                 (212) 793-6899
    (Address, including zip code, and telephone number, including area code, of principal executive offices)

                             Stephen E. Dietz, Esq.
                           Associate General Counsel
                                 Citibank, N.A.
                           425 Park Avenue, 2nd Floor
                            New York, New York 10043
                                 (212) 559-1000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                            William J. Cullen, Esq.
                                Sidley & Austin
                                875 Third Avenue
                            New York, New York 10022

   Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

   If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.[ ] ________

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier registration statement for the same offering. [ ] _________

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
     Title of each class of                Amount         Proposed maximum   Proposed maximum        Amount of
   securities to be registered              to be         offering price     aggregate offering   registration fee
                                         registered       per unit (2)       price
------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Certificates   $4,000,000,000 (1)   100%               $4,000,000,000         $1,180,000
==================================================================================================================


(1) $566,352,521 aggregate principal amount of Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-24489 referred to below are consolidated with this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $4,566,352,521.

(2)  Estimated solely for purposes of calculating the registration fee

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

   Pursuant to Rule 429 under the Securities Act of 1933, the prospectus which is a part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 333-24489 previously filed by the Registrant.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without the delivery of a final form of this prospectus supplement and the prospectus to which it relates. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                   SUBJECT TO COMPLETION, DATED SEPTEMBER 28, 1998

PROSPECTUS SUPPLEMENT
(To Prospectus dated _______________, 1998)

                         MORTGAGE CAPITAL FUNDING, INC.
                       Mortgage Pass-Through Certificates
                                  Series 199 -

                             $ Class A Certificates
                             $ Class B Certificates

            The Series 199__ -__ Mortgage Pass-Through Certificates (the "Certificates") will consist of four classes (each, a "Class") of Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. As and to the extent described herein, the Class B, Class C and Class R Certificates will be subordinate to the Class A Certificates; and the Class C and Class R Certificates will be subordinate to the Class B Certificates. Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. It is a condition of their issuance that the Class A and Class B Certificates be rated not lower than "__" and "__", respectively, by ___________________.
                                             (cover continued on next page)

                           --------------------------

THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CITIBANK, N.A. CITIBANK REAL ESTATE, INC., CITICORP BANKING CORPORATION, MORTGAGE CAPITAL FUNDING, INC. OR THEIR ULTIMATE PARENT, CITICORP, EXCEPT AS SET FORTH HEREIN. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

            The Offered Certificates will be purchased by [Citicorp Securities, Inc.] [Citibank, N.A.] (the "Underwriter") from the Sponsor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Sponsor from the sale of the Offered Certificates, before deducting expanses payable by the Sponsor estimated to be approximately $__, will be __% of the initial aggregate Certificate Balance of the Offered Certificates, plus accrued interest.

            The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to approval of certain legal matters by counsel. It is expected that the Class A Certificates will be delivered in book- entry form through the Same-Day Funds Settlement System of The Depository Trust Company and that the Class B Certificates will be delivered at the offices of the Underwriter, _____ , on or about _____ , 1998 (the "Delivery Date"), against payment therefor in immediately available funds.

                           CITICORP SECURITIES, INC.
                                     - OR -
            ,  1998
                                [Citibank Logo]

(cover continued)

            The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by Mortgage Capital Funding, Inc. (the "Sponsor"), that will consist primarily of a segregated pool (the "Mortgage Pool") of__ conventional, multifamily, balloon mortgage loans (the "Mortgage Loans"). As of _____________, 199__ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $______, after application of all payments of principal due on or before such date, whether or not received. The initial principal balance of the Class A Certificates will be $____, which represents __% of the Initial Pool Balance; and the initial principal balance of the Class B Certificates will be $____, which represents__ % of the Initial Pool Balance.

            PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-_______ OF THIS PROSPECTUS SUPPLEMENT AND THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE 11 IN THE PROSPECTUS BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

            The Mortgage Loans provide for monthly payments of principal and/or interest ("Monthly Payments"), in all cases based on amortization schedules that are significantly longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates. As more fully described herein, (i) __ of the Mortgage Loans (the "ARM Loans"), which represent __% of the Initial Pool Balance, provide for periodic adjustments (which may occur monthly, semi-annually or annually) to the respective annualized rates at which they accrue interest (their "Mortgage Rate") based on fluctuations in a base index (an "Index") and subject to the limitations described herein, and (ii) the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. Adjustments to the Mortgage Rates on __ of the ARM Loans (the "COFI ARM Loans"), which represent __% of the Initial Pool Balance, are based upon changes in the monthly weighted average cost of funds of member savings institutions of the Eleventh Federal Home Loan Bank District (the "COFI Index"). ____________of the ARM Loans, which represent % of the Initial Pool Balance, provide for Monthly Payment adjustments that occur less frequently than Mortgage Rate adjustments and/or payment caps that limit the amount by which a Monthly Payment can change in response to a change in the Mortgage Rate, which in either case may result in Monthly Payments that are greater or less than the amount necessary to amortize the loan fully over its remaining amortization term and pay interest at the then applicable Mortgage Rate. Consequently, those ARM Loans (and, accordingly, the Offered Certificates) may from time to time be subject to periods of accelerated, slower or negative amortization.

            All of the Mortgage Loans are currently held by ____________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. On or before the date of initial issuance of the Certificates, the Sponsor will acquire the Mortgage Loans from the Mortgage Loan Seller and will transfer them to the Trustee in exchange for the Certificates.

            Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in ______, 199 __ (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest accrued on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rates for the Class A and Class B Certificates applicable to the first Distribution Date will be ___% and ___% per annum, respectively. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates will equal from time to time monthly LIBOR plus __ basis points (i. e., _ percentage points), subject to a maximum of % per annum and a minimum of __% per annum; except when such rate exceeds a "funds-available cap rate" calculated as described herein, at which time the Pass-Through Rate for the Class A Certificates will equal the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class B Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. The Net Mortgage Rate for any Mortgage Loan is its Mortgage Rate less __ basis points. Distributions allocable to principal of each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distribution" herein.

            The yield to maturity on each Class of Offered Certificates will depend on, among other things, fluctuations in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity
Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Prepayments; Average Life of Certificates; Yields" in the Prospectus.

            An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Offered and the Class C Certificates (collectively; the "REMIC Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and "Material Federal Income Tax Consequences" in the Prospectus.

            There is currently no secondary market for the Offered Certificates, and there can be no assurance that such a market will develop or, if it does develop, that it will continue. See "Special Considerations-Limited Liquidity" herein.

            THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

            UNTIL [NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

            THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS MAY BE USED BY CITIBANK, N.A., CITICORP SECURITIES, INC. OR CITIBANK INTERNATIONAL PLC, AFFILIATES OF THE SPONSOR AND WHOLLY-OWNED SUBSIDIARIES OF CITICORP, IN CONNECTION WITH OFFERS AND SALES RELATED TO MARKET-MAKING TRANSACTIONS IN THE CERTIFICATES. CITIBANK, N.A., CITICORP SECURITIES, INC OR CITIBANK INTERNATIONAL PLC MAY ACT AS PRINCIPAL OR AGENT IN SUCH TRANSACTIONS. SUCH SALE WILL BE MADE AT PRICES RELATED TO PREVAILING MARKET PRICES AT THE TIME OF SALE.

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
SUMMARY OF PROSPECTUS SUPPLEMENT..................................................................................... S-1

RISK FACTORS.........................................................................................................S-17
            The Certificates.........................................................................................S-17
                        Limited Liquidity............................................................................S-17
                        Variability in Yield; Priority of Payments...................................................S-17
                        Conflicts of Interest Involving Parties to the Pooling and Servicing Agreement...............S-18
            The Mortgage Loans.......................................................................................S-18
                        Nature of the Mortgaged Properties...........................................................S-18
                        Limited Recourse.............................................................................S-19
                        Environmental Law Considerations.............................................................S-19
                        Geographic Concentration.....................................................................S-19
                        Concentration of Mortgage Loans and Borrowers................................................S-19
                        Adjustable Rate Mortgage Loans; Negative Amortization........................................S-20
                        Balloon Payments.............................................................................S-20

DESCRIPTION OF THE MORTGAGE POOL.....................................................................................S-20
            General..................................................................................................S-20
            Certain Payment Characteristics..........................................................................S-21
            The Eleventh District Cost of Funds Index................................................................S-22
            Additional Mortgage Loan Information.....................................................................S-23
            The Mortgage Loan Seller.................................................................................S-32
            Underwriting Standards...................................................................................S-32
            Assignment of the Mortgage Loans; Repurchase.............................................................S-33
            Representations and Warranties; Repurchases..............................................................S-34
            Changes in Mortgage Pool Characteristics.................................................................S-35

SERVICING OF THE MORTGAGE LOANS......................................................................................S-35
            General..................................................................................................S-35
            The Master Servicer......................................................................................S-36
            The Special Servicer.....................................................................................S-36
            Servicing and Other Compensation and Payment of Expenses.................................................S-37
            Modifications, Waivers and Amendments....................................................................S-38
            Inspections; Collection of Operating Information.........................................................S-39
            Additional Obligations of the Master Servicer with Respect to ARM Loans..................................S-40

DESCRIPTION OF THE CERTIFICATES......................................................................................S-40
            General..................................................................................................S-40
            Distributions............................................................................................S-41
                        Method, Timing and Amount....................................................................S-41
                        Priority    S-42
                        Pass-Through Rates...........................................................................S-44
                        Determination of LIBOR.......................................................................S-44
                        Distributable Certificate Interest...........................................................S-45
                        Scheduled Principal Distribution Amount and
                        Unscheduled Principal Distribution Amount....................................................S-46








                        Certain Calculations with Respect to Individual Mortgage Loans...............................S-47
            Subordination............................................................................................S-47
            P&I Advances.............................................................................................S-48
            Reports to Certificateholders; Certain Available Information.............................................S-49
            Voting Rights............................................................................................S-50
            Termination..............................................................................................S-50
            The Trustee..............................................................................................S-51

YIELD AND MATURITY CONSIDERATIONS....................................................................................S-51
            Yield Considerations.....................................................................................S-51
                        General......................................................................................S-51
                        Pass-Through Rate............................................................................S-51
                        Rate and Timing of Principal Payments........................................................S-53
                        Losses and Shortfalls........................................................................S-55
                        Certain Relevant Factors.....................................................................S-55
                        Delay in Payment of Distributions............................................................S-56
                        Unpaid Distributable Certificate Interest....................................................S-56
            Weighted Average Life....................................................................................S-56

USE OF PROCEEDS......................................................................................................S-60

CERTAIN FEDERAL INCOME TAX CONSEQUENCES..............................................................................S-60

ERISA CONSIDERATIONS.................................................................................................S-61

LEGAL INVESTMENT.....................................................................................................S-63

METHOD OF DISTRIBUTION...............................................................................................S-64

LEGAL MATTERS........................................................................................................S-64

RATING...............................................................................................................S-65

INDEX OF PRINCIPAL DEFINITIONS.......................................................................................S-66


                        SUMMARY OF PROSPECTUS SUPPLEMENT

            The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Principal Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.


TITLE OF CERTIFICATES .....      Mortgage Capital Funding, Inc., Mortgage
                                 Pass-Through Certificates, Series 199__-__ (the
                                 "Certificates"), to be issued in four Classes
                                 designated as the Class A, Class B, Class C and
                                 Class R Certificates. The Class A, Class B and
                                 Class C Certificates are herein collectively
                                 referred to from time to time as the "REMIC
                                 Regular Certificates". Only the Class A and Class
                                 B Certificates (collectively, the "Offered
                                 Certificates") are offered hereby. The Class C and
                                 Class R Certificates are herein collectively
                                 referred to from time to time as the "Private
                                 Certificates".

SPONSOR ...................      Mortgage Capital Funding, Inc., a Delaware
                                 corporation. The Sponsor is a direct wholly-owned
                                 subsidiary of Citicorp Banking Corporation, which
                                 is a direct wholly-owned subsidiary of Citicorp.
                                 The Sponsor is an affiliate of [Citicorp
                                 Securities, Inc.] [Citibank, N.A.] (the
                                 "Underwriter"). See "Mortgage Capital Funding,
                                 Inc." in the Prospectus and "Method of
                                 Distribution" herein. Neither the Sponsor nor any
                                 of its affiliates has insured or guaranteed the
                                 Offered Certificates.

MASTER SERVICER ...........      _______, a ______. See "Servicing of the Mortgage
                                 Loans-The Master Servicer" herein.

SPECIAL SERVICER ..........      _______, a ______. See "Servicing of the Mortgage
                                 Loans-The Special Servicer" herein.

TRUSTEE ...................      _______, a ______. See "Description of the
                                 Certificates-The Trustee" herein.

REMIC ADMINISTRATOR .......      _______, a ______. See "Certain Federal Income Tax
                                 Consequences" herein.

MORTGAGE LOAN SELLER ......      _______, a ______. See "Description of the
                                 Mortgage Pool-The Mortgage Loan Seller" herein.

CUT-OFF DATE ..............      ________________, 199__.

DELIVERY DATE .............      ________________, 199__.


                               S-1



REGISTRATION OF THE
    CLASS A CERTIFICATES ..      The Class A Certificates will be represented by
                                 one or more global Certificates registered in the
                                 name of Cede & Co., as nominee of The Depository
                                 Trust Company ("DTC"). No person acquiring an
                                 interest in the Class A Certificates (any such
                                 person, a "Class A Certificate Owner") will be
                                 entitled to receive a Class A Certificate in fully
                                 registered, certificated form (a "Definitive Class
                                 A Certificate"), except under the limited
                                 circumstances described in the Prospectus under
                                 "Description of the Certificates-Book Entry
                                 Registration and Definitive Certificates".
                                 Instead, DTC will effect payments and transfers in
                                 respect of the Class A Certificates by means of
                                 its electronic record keeping services, acting
                                 through certain participating organizations
                                 ("Participants"). This may result in certain
                                 delays in receipt of payments by an investor and
                                 may restrict an investor's ability to pledge its
                                 securities. Unless and until Definitive Class A
                                 Certificates are issued, all references herein to
                                 the rights of holders of the Class A Certificates
                                 are to the rights of Class A Certificate Owners as
                                 they may be exercised through DTC and its
                                 Participants, except as otherwise specified
                                 herein. See "Description of the
                                 Certificates-General" herein and "Description of
                                 the Certificates-Book-Entry Registration and
                                 Definitive Certificates" in the Prospectus.

DENOMINATIONS .............      The Class A Certificates will be issued,
                                 maintained and transferred on the book-entry
                                 records of DTC and its Participants in
                                 denominations of $1,000 and in integral multiples
                                 thereof. The Class B Certificates will be issuable
                                 in fully registered, certificated form in
                                 denominations of $___ and in integral multiples of
                                 $1,000 in excess thereof, with one Class B
                                 Certificate evidencing an additional amount equal
                                 to the remainder of the initial Certificate
                                 Balance of such Class.

THE MORTGAGE POOL .........      The Mortgage Pool will consist of __ conventional,
                                 balloon Mortgage Loans with an Initial Pool
                                 Balance of $______. On or prior to the Delivery
                                 Date, the Sponsor will acquire the Mortgage Loans
                                 from the Mortgage Loan Seller pursuant to a
                                 Mortgage Loan Purchase Agreement, dated [the date
                                 hereof], between the Sponsor and the Mortgage Loan
                                 Seller (the "Mortgage Loan Purchase Agreement").
                                 In the Mortgage Loan Purchase Agreement, the
                                 Mortgage Loan Seller has made certain
                                 representations and warranties to the Sponsor
                                 regarding the characteristics and quality of the
                                 Mortgage Loans and, as more particularly described
                                 herein, has agreed to cure any material breach
                                 thereof or repurchase the affected Mortgage Loan.
                                 In connection with the assignment of its interests
                                 in the Mortgage Loans to the Trustee, the Sponsor
                                 will also assign its rights under the Mortgage
                                 Loan Purchase Agreement insofar as they relate to
                                 or arise out of the Mortgage Loan Seller's
                                 representations and warranties regarding the
                                 Mortgage Loans. See "Description of the Mortgage
                                 Pool-Representations and Warranties; Repurchases"
                                 herein.

                                 Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in a multifamily rental property (each, a "Mortgaged


                               S-2

                                 Property"). _______ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in ____. The remaining Mortgaged Properties are located throughout ______ other states. See
                                 "Description of the Mortgage Pool-Additional
                                 Mortgage Loan Information" herein.

                                 _______ of the Mortgage Loans, which represent __%
                                 of the Initial Pool Balance, provide for scheduled
                                 payments of principal and/or interest ("Monthly
                                 Payments") to be due on the first day of each
                                 month; the remainder of the Mortgage Loans provide
                                 for Monthly Payments to be due on the ___, ___, __
                                 or __ day of each month (the date in any month on
                                 which a Monthly Payment on a Mortgage Loan is
                                 first due, the "Due Date"). The annualized rate at
                                 which interest accrues (the "Mortgage Rate") on __
                                 of the Mortgage Loans (the "ARM Loans"), which
                                 represent __% of the Initial Pool Balance, is
                                 subject to adjustment on specified Due Dates (each
                                 such date of adjustment, an "Interest Rate
                                 Adjustment Date") by adding a fixed number of
                                 basis points (a "Gross Margin") to the value of a
                                 base index (an "Index"), subject, in [most] cases,
                                 to lifetime maximum and/or minimum Mortgage Rates,
                                 and in __ cases, to periodic maximum and/or
                                 minimum Mortgage Rates, in each case as described
                                 herein; and the remaining Mortgage Loans (the
                                 "Fixed Rate Loans") bear interest at fixed
                                 Mortgage Rates. ___ of the ARM Loans, which
                                 represent __% of the Initial Pool Balance, provide
                                 for Interest Rate Adjustment Dates that occur
                                 monthly, while the remainder of the ARM Loans
                                 provide for adjustments of the Mortgage Rate to
                                 occur semi-annually or annually. _______ of the
                                 ARM Loans (the "COFI ARM Loans"), which represent
                                 __% of the Initial Pool Balance, provide for
                                 Mortgage Rate adjustments based on changes in the
                                 monthly weighted average cost of funds of member
                                 savings institutions of the Eleventh Federal Home
                                 Loan Bank District (the "COFI Index"); and the
                                 remaining ARM Loans, which represent __% of the
                                 Initial Pool Balance, provide for Mortgage Rate
                                 adjustments based on United States Treasury yield
                                 indices (each, a "Treasury Index"). See
                                 "Description of the Mortgage Pool-Certain Payment
                                 Characteristics" herein.

                                 The amount of the Monthly Payment on all of the
                                 ARM Loans is subject to adjustment on specified
                                 Due Dates (each such date, a "Payment Adjustment
                                 Date") generally to an amount that would amortize
                                 the outstanding principal balance of the Mortgage
                                 Loan over its then remaining amortization schedule
                                 and pay interest at the then applicable Mortgage
                                 Rate, subject, in the case of [most] of the ARM
                                 Loans, to payment caps ("Payment Caps"), which
                                 limit the amount by which the Monthly Payment may
                                 adjust on any Payment Adjustment Date as described
                                 herein. _________ of the ARM Loans, which
                                 represent ___% of the Initial Pool Balance,
                                 provide for Payment Adjustment Dates that occur
                                 annually, while the remainder of the ARM Loans
                                 provide for adjustments of the Monthly Payment to
                                 occur monthly or semi-annually.


                               S-3

                                 _______ of the ARM Loans, which represent ___% of
                                 the Initial Pool Balance, have Payment Adjustment
                                 Dates that occur less frequently than Interest
                                 Rate Adjustment Dates and/or provide for Payment
                                 Caps that limit the amount by which a Monthly
                                 Payment can change in response to a change in the
                                 Mortgage Rate. As a result, the amount of a
                                 Monthly Payment in those cases may be greater or
                                 less than the amount necessary to amortize the
                                 loan fully over its then remaining amortization
                                 schedule and pay interest at the then applicable
                                 Mortgage Rate, and accordingly, those ARM Loans
                                 may be subject to periods of slower amortization
                                 (if the Monthly Payment due on a Due Date is
                                 sufficient to pay interest accrued to such Due
                                 Date at the applicable Mortgage Rate but is not
                                 sufficient to reduce principal in accordance with
                                 the applicable amortization schedule), to negative
                                 amortization (if interest accrued to a Due Date at
                                 the applicable Mortgage Rate is greater than the
                                 entire Monthly Payment due on such Due Date), or
                                 to accelerated amortization (if the Monthly
                                 Payment due on a Due Date is greater than the
                                 amount necessary to pay interest accrued to such
                                 Due Date at the applicable Mortgage Rate and to
                                 reduce principal in accordance with the applicable
                                 amortization schedule). All of the Mortgage Loans
                                 that permit negative amortization limit the amount
                                 by which the original principal balance may be
                                 exceeded as a result of negative amortization. In
                                 addition, the ARM Loans with Payment Caps provide
                                 by their terms that the Payment Caps will not be
                                 applicable on specified Payment Adjustment Dates.
                                 No ARM Loan that permits negative amortization had
                                 a Cut-off Date Balance (that is, a principal
                                 balance as of the Cut-off Date, after the
                                 application of all payments due on or before such
                                 date, whether or not received) in excess of its
                                 original principal balance.

                                 All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable
                                 (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

                                 As of the Cut-off Date, the Mortgage Loans had the
                                 following additional characteristics:

                                 (i)    Mortgage Rates ranging from ___% per annum to
                                        ___% per annum, and a weighted average Mortgage
                                        Rate of ___% per annum;

                                 (ii)   in the case of the ARM Loans, Gross Margins
                                        ranging from __ basis points to __ basis points,
                                        and a weighted average Gross Margin of ____basis
                                        points;
                                 (iii)  for those ___ ARM Loans as to which such
                                        characteristic applies, minimum lifetime Mortgage
                                        Rates ranging from ___% per annum to ___% per
                                        annum, and a weighted



                               S-4





                                        average minimum lifetime Mortgage Rate of ___% per annum;

                                 (iv)   for those ___ ARM Loans as to which such
                                        characteristic applies, maximum lifetime Mortgage
                                        Rates ranging from ___% per annum to ___% per
                                        annum, and a weighted average maximum lifetime
                                        Mortgage Rate of ___% per annum;

                                 (v)    Cut-off Date Balances ranging from $____ to
                                        $____, and an average Cut-off Date Balance of
                                        $____;

                                 (vi)   original terms to scheduled maturity ranging
                                        from ___ months to ____ months, and a weighted
                                        average original term to scheduled maturity of
                                        ____ months;

                                 (vii)  remaining terms to scheduled maturity
                                        ranging from ___ months to ___ months, and a
                                        weighted average remaining term to scheduled
                                        maturity of ___ months;

                                 (viii) Cut-off Date LTV Ratios (that is, in each
                                        case, a loan-to-value ratio based upon (a) the
                                        Cut-off Date Balance of the Mortgage Loan, and (b)
                                        the appraised value of the related Mortgaged
                                        Property determined at the time of origination of
                                        such loan), ranging from __ % to __%, and a
                                        weighted average Cut-off Date LTV Ratio of __%;
                                        and

                                 (ix)   for those ____ Mortgage Loans as to which
                                        such characteristic was determinable, Debt Service
                                        Coverage Ratios (calculated as more particularly
                                        described under "Description of the Mortgage
                                        Pool-Additional Mortgage Loan Information")
                                        ranging from ___x to ___x, and a weighted average
                                        Debt Service Coverage Ratio of ___x.

                                 The Mortgage Loans were originated between 19__ and 19__.

DESCRIPTION OF THE
            CERTIFICATES ..      The Certificates will be issued pursuant to a
                                 Pooling and Servicing Agreement, to be dated as of
                                 the Cut-off Date, among the Sponsor, the Master
                                 Servicer, the Special Servicer, the Trustee and
                                 the REMIC Administrator (the "Pooling and
                                 Servicing Agreement"), and will represent in the
                                 aggregate the entire beneficial ownership interest
                                 in a trust fund (the "Trust Fund") consisting of
                                 the Mortgage Pool and certain related assets.


A. CERTIFICATE BALANCE ....      The aggregate Certificate Balance of the
                                 Certificates as of the Delivery Date will equal
                                 the Initial Pool Balance. The Class A Certificates
                                 will have an initial Certificate Balance of $___
                                 which represents ___% of the Initial Pool Balance;
                                 the Class B Certificates will have an initial
                                 Certificate Balance of $___, which represents ___%
                                 of the Initial Pool Balance; the Class C
                                 Certificates will have an initial Certificate


                               S-5

                                 Balance of $___, which represents ___% of the
                                 Initial Pool Balance; and the Class R Certificates
                                 will have an initial Certificate Balance of
                                 [zero]. The Certificate Balance of each Class of
                                 Certificates outstanding at any time represents
                                 the maximum amount that the holders thereof are
                                 entitled to receive as distributions allocable to
                                 principal from the cash flow on the Mortgage Loans
                                 and other assets in the Trust Fund. As more
                                 specifically described herein, the Certificate
                                 Balance of each Class of REMIC Regular
                                 Certificates will be adjusted from time to time on
                                 each Distribution Date to reflect any additions
                                 thereto resulting from the allocation of Mortgage
                                 Loan negative amortization to such Class and any
                                 reductions therein resulting from the distribution
                                 of principal of such Class. The aggregate amount
                                 of monthly Mortgage Loan negative amortization
                                 allocable to the Certificates on any Distribution
                                 Date is herein referred to as the "Aggregate
                                 Mortgage Loan Negative Amortization" for such
                                 date, and the portion thereof allocable to any
                                 particular Class constitutes the "Certificate
                                 Negative Amortization" in respect of such Class
                                 for such date. The Certificate Balance of the
                                 Class R Certificates will at all times equal the
                                 excess, if any, of the aggregate Stated Principal
                                 Balance of the Mortgage Pool, over the aggregate
                                 Certificate Balance of the REMIC Regular
                                 Certificates (such excess, if any, the "Excess
                                 Pool Balance"). See "Description of the
                                 Certificates-General" herein.

                                 Losses experienced with respect to the Mortgage
                                 Loans or otherwise with respect to the Trust Fund
                                 will not be applied to reduce either the
                                 Certificate Balance or the absolute entitlement to
                                 interest of any Class of REMIC Regular
                                 Certificates, even though such losses may cause
                                 one or more of such Classes to receive less than
                                 the full amount of principal and interest to which
                                 it is entitled. As a result, the aggregate Stated
                                 Principal Balance of the Mortgage Pool at any time
                                 subsequent to the initial Distribution Date may be
                                 less than the aggregate Certificate Balance of the
                                 REMIC Regular Certificates. Such deficit will be
                                 allocated to the respective Classes of REMIC
                                 Regular Certificates (in each case to the extent
                                 of its Certificate Balance) in reverse
                                 alphabetical order of their Class designations
                                 (i.e., C, B, A). Such allocation will not reduce
                                 the Certificate Balance of any such Class and is
                                 intended solely to identify the portion (the
                                 "Uncovered Portion") of the Certificate Balance of
                                 each such Class for which there is at such time no
                                 corresponding principal amount of Mortgage Loans.
                                 See "Description of the Certificates-Subordination"
                                 herein.

                                 The "Stated Principal Balance" of each Mortgage
                                 Loan outstanding at any time represents the
                                 principal balance of such Mortgage Loan ultimately
                                 due and payable to the Certificateholders, subject
                                 to the Special Servicer's right to receive any
                                 Workout Fee in respect thereof. As more
                                 particularly described herein, the Stated
                                 Principal Balance of each Mortgage Loan will equal
                                 the Cut-off Date Balance thereof, increased on
                                 each Distribution Date by any negative
                                 amortization experienced by such Mortgage Loan
                                 that is allocated to the Certificates on such
                                 date, and reduced on each Distribution Date


                               S-6







                                 generally by any payments or other collections (or
                                 advances in lieu thereof) of principal of such
                                 Mortgage Loan that are distributed on the
                                 Certificates on such date (or that would have been
                                 so distributed on such date if they had not
                                 otherwise been paid to the Special Servicer in
                                 respect of any related Workout Fee). The "Workout
                                 Fee" is a fee, separate from its servicing fee,
                                 payable to the Special Servicer with respect to
                                 any Mortgage Loan that is or has been serviced by
                                 it, and is equal to a specified percentage
                                 (calculated as described herein) of the principal
                                 collections on or in respect of such Mortgage
                                 Loan. See "Description of the Certificates-
                                 Distributions-Certain Calculations with Respect to
                                 Individual Mortgage Loans" and "Servicing of the
                                 Mortgage Loans-Servicing and Other Compensation and
                                 Payment of Expenses herein.

B. PASS-THROUGH RATES .....      The Pass-Through Rates applicable to the Class A
                                 and Class B Certificates for the initial
                                 Distribution Date will equal __% and __% per
                                 annum, respectively. With respect to any
                                 Distribution Date subsequent to the initial
                                 Distribution Date, the Pass-Through Rate for the
                                 Class A Certificates will equal LIBOR for such
                                 Distribution Date plus __ basis points (i.e., ____
                                 percentage points) subject to a maximum of __% per
                                 annum and a minimum of ___% per annum; unless,
                                 however, the rate so calculated exceeds the
                                 Funds-Available Cap Rate in respect of the Class A
                                 Certificates for such Distribution Date, in which
                                 case the Pass-Through Rate for the Class A
                                 Certificates will equal the Weighted Average
                                 Effective Net Mortgage Rate for such Distribution
                                 Date. With respect to any Distribution Date
                                 subsequent to the initial Distribution Date, the
                                 Pass-Through Rate for the Class B Certificates
                                 will equal the Weighted Average Effective Net
                                 Mortgage Rate for such Distribution Date.

                                 [The Pass-Through Rate applicable to the Class C
                                 Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R
                                 Certificates will have no specified Pass-Through
                                 Rate.]

                                 "LIBOR" for each Distribution Date will be the
                                 average of the interbank offered rates for one
                                 month United States dollar deposits in the London
                                 market as determined during the preceding month in
                                 accordance with the method described herein. The
                                 "Weighted Average Effective Net Mortgage Rate" for
                                 each Distribution Date is the weighted average of
                                 the applicable Effective Net Mortgage Rates for
                                 the Mortgage Loans, weighted on the basis of their
                                 respective Stated Principal Balances immediately
                                 prior to such Distribution Date. For purposes of
                                 calculating the Weighted Average Effective Net
                                 Mortgage Rate for any Distribution Date, the
                                 "applicable Effective Net Mortgage Rate" for each
                                 Mortgage Loan is an annualized rate equal to the
                                 Mortgage Rate in effect for such Mortgage Loan as
                                 of the commencement of the related Due Period, (a)
                                 reduced by __ basis points (the Mortgage Rate, as
                                 so reduced, the "Net Mortgage Rate"), and (b) if
                                 the accrual of interest on such Mortgage Loan is
                                 computed other than on the basis of a 360-day year
                                 consisting of twelve 30-day



                               S-7





                                 months (which is the basis of accrual for interest
                                 on the REMIC Regular Certificates), then adjusted
                                 to reflect that difference in computation.

                                 The "Funds-Available Cap Rate" applicable to the
                                 determination of the Pass-Through Rate on the
                                 Class A Certificates for each Distribution Date
                                 will be an annualized rate equal to the product of
                                 (a) the Weighted Average Effective Net Mortgage
                                 Rate for such Distribution Date, multiplied by (b)
                                 a fraction, expressed in decimal form, the
                                 numerator of which is the sum of (i) the
                                 Certificate Balance of the Class A Certificates
                                 immediately prior to such Distribution Date, plus
                                 (ii) any Excess Pool Balance immediately prior to
                                 such Distribution Date, and the denominator of
                                 which is the Certificate Balance of the Class A
                                 Certificates immediately prior to such
                                 Distribution Date. Accordingly, in the absence of
                                 Excess Pool Balance, the Funds-Available Cap Rate
                                 applicable to the determination of the
                                 Pass-Through Rate for the Class A Certificates for
                                 any Distribution Date will be the Weighted Average
                                 Effective Net Mortgage Rate for such Distribution
                                 Date.

                                 The "Due Period" for each Distribution Date will
                                 be the period that begins on the__ day of the
                                 month preceding the month in which such
                                 Distribution Date occurs and ends on the ___ day
                                 of the month in which such Distribution Date
                                 occurs. See "Description of the
                                 Certificates-Distributions-Pass-Through Rates" and
                                 "--Distributions-Determination of LIBOR" herein.

C. DISTRIBUTIONS ..........      Distributions on the Certificates will be made by
                                 the Master Servicer, to the extent of available
                                 funds, on the 25th day of each month or, if any
                                 such 25th day is not a business day, then on the
                                 next succeeding business day, beginning in ____,
                                 199__ (each, a "Distribution Date"), to the
                                 holders of record as of the close of business on
                                 the last business day of the month preceding the
                                 month of each such distribution (each, a "Record
                                 Date"). Notwithstanding the above, the final
                                 distribution on any Certificate will be made after
                                 due notice by the Master Servicer of the pendency
                                 of such distribution and only upon presentation
                                 and surrender of such Certificates at the location
                                 to be specified in such notice. The total of all
                                 payments or other collections (or advances in lieu
                                 thereof) on or in respect of the Mortgage Loans
                                 that are available for distribution to
                                 Certificateholders on any Distribution Date is
                                 herein referred to as the "Available Distribution
                                 Amount" for such date. See "Description of the
                                 Certificates-Distributions-Method, Timing and
                                 Amount" herein.

                                 On each Distribution Date, for so long as the Class A and/or Class B Certificates remain outstanding, the Master Servicer will (except as otherwise described under "Description of the Certificates-Termination" herein) apply the
                                 Available Distribution Amount for such date for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:



                               S-8

                                 (1)  to distributions of interest to the holders of
                                      the Class A Certificates in an amount equal to all
                                      Distributable Certificate Interest in respect of
                                      the Class A Certificates for such Distribution
                                      Date and, to the extent not previously paid, for
                                      all prior Distribution Dates;

                                 (2)  to distributions of principal to the holders
                                      of the Class A Certificates in an amount equal to
                                      the sum of (a) the product of (i) the Class A
                                      Certificates' Ownership Percentage (as calculated
                                      immediately prior to such Distribution Date),
                                      multiplied by (ii) the Scheduled Principal
                                      Distribution Amount for such Distribution Date,
                                      plus (b) the entire Unscheduled Principal
                                      Distribution Amount for such Distribution Date
                                      (but not more than would be necessary to reduce
                                      the Certificate Balance of the Class A
                                      Certificates to zero);

                                 (3)  to distributions of principal to the holders
                                      of the Class A Certificates in an amount equal to
                                      any Uncovered Portion of the Certificate Balance
                                      of the Class A Certificates immediately prior to
                                      such Distribution Date;

                                 (4)  to distributions of interest to the holders of
                                      the Class B Certificates in an amount equal to all
                                      Distributable Certificate Interest in respect of
                                      the Class B Certificates for such Distribution
                                      Date and, to the extent not previously paid, for
                                      all prior Distribution Dates;

                                 (5)  to distributions of principal to the holders
                                      of the Class B Certificates in an amount equal to
                                      the sum of (a) the product of (i) the Class B
                                      Certificates' Ownership Percentage (as calculated
                                      immediately prior to such Distribution Date),
                                      multiplied by (ii) the Scheduled Principal
                                      Distribution Amount for such Distribution Date,
                                      plus (b) if the Class A Certificates have been
                                      retired, then to the extent not distributed in
                                      retirement thereof on such Distribution Date, the
                                      entire Unscheduled Principal Distribution Amount
                                      for such Distribution Date (but not more than
                                      would be necessary to reduce the Certificate
                                      Balance of the Class B Certificates to zero);

                                 (6)  to distributions of principal to the holders
                                      of the Class A Certificates in an amount equal to
                                      any Uncovered Portion of the Certificate Balance
                                      of the Class B Certificates immediately prior to
                                      such Distribution Date (but not more than would be
                                      necessary to reduce the Certificate Balance of the
                                      Class A Certificates to zero);

                                 (7)  to distributions of principal to the holders
                                      of the Class B Certificates in an amount equal to
                                      any Uncovered Portion of the Certificate Balance
                                      of the Class B Certificates




                               S-9








                                      immediately prior to such Distribution Date, net
                                      of any distributions of principal made on such
                                      Distribution Date in respect of the Class A
                                      Certificates as described in the immediately
                                      preceding clause (6);

                                 (8)  to distributions of interest to the holders of
                                      the Class C Certificates in an amount equal to all
                                      Distributable Certificate Interest in respect of
                                      the Class C Certificates for such Distribution
                                      Date and, to the extent not previously
                                      distributed, for all prior Distribution Dates;

                                 (9)  to distributions of principal to the holders
                                      of the Class C Certificates in an amount equal to
                                      the product of (a) the Class C Certificates'
                                      Ownership Percentage (as calculated immediately
                                      prior to such Distribution Date), multiplied by
                                      (b) the Scheduled Principal Distribution Amount
                                      for such Distribution Date;

                                 (10) to distributions of principal to the holders
                                      of the respective Classes of REMIC Regular
                                      Certificates, in reverse alphabetical order of
                                      their Class designations (i.e., C, B, A), in an
                                      aggregate amount equal to the product of (a) the
                                      Class R Certificates' Ownership Percentage (as
                                      calculated immediately prior to such Distribution
                                      Date), multiplied by (b) the Scheduled Principal
                                      Distribution Amount for such Distribution Date
                                      (but, in each case, not more than would be
                                      necessary to reduce the related Certificate
                                      Balance to zero);

                                 (11) to distributions of principal to the holders
                                      of the respective Classes of REMIC Regular
                                      Certificates, in alphabetical order of their Class
                                      designations (i.e., A, B, C), in an aggregate
                                      amount equal to any Uncovered Portion of the
                                      Certificate Balance of the Class C Certificates
                                      immediately prior to such Distribution Date (but,
                                      in each case, not more than would be necessary to
                                      reduce the related Certificate Balance to zero);


                                 (12) to distributions of principal to the holders
                                      of the respective Classes of REMIC Regular
                                      Certificates, in reverse alphabetical order of
                                      their Class designations (i.e., C, B, A,), in an
                                      aggregate amount equal to __% of the remaining
                                      balance, if any, of the Available Distribution
                                      Amount (such remaining balance, if any, herein
                                      referred to as "Excess Funds") (but, in each case,
                                      not more than would be necessary to reduce the
                                      related Certificate Balance to zero); and

                                 (13) to distributions to the holders of the Class
                                      R Certificates in an amount equal to the remaining
                                      balance of any Excess Funds. See "Description of
                                      the Certificates-Distributions-Priority" herein.


                               S-10


                                 The "Distributable Certificate Interest" in
                                 respect of any Class of REMIC Regular Certificates
                                 for any Distribution Date will equal 30 days'
                                 interest at the applicable Pass-Through Rate
                                 accrued on the Certificate Balance of such Class
                                 of REMIC Regular Certificates immediately prior to
                                 such Distribution Date, reduced (to not less than
                                 zero) by such Class of REMIC Regular Certificates'
                                 allocable share (in each case, calculated as
                                 described herein) of any Aggregate Mortgage Loan
                                 Negative Amortization and any Net Aggregate
                                 Prepayment Interest Shortfall (as described below)
                                 for such Distribution Date. See "Servicing of the
                                 Mortgage Loans-Servicing and Other Compensation
                                 and Payment of Expenses" and "Description of the
                                 Certificates-Distributions-Distributable
                                 Certificate Interest" herein.

                                 The "Scheduled Principal Distribution Amount" for
                                 any Distribution Date will equal the aggregate of
                                 all scheduled payments of principal (including the
                                 principal portion of any Balloon Payments)[, net
                                 of any related Workout Fees payable to the Special
                                 Servicer therefrom,] due on the Mortgage Loans
                                 during or, if and to the extent not previously
                                 received or advanced and distributed on prior
                                 Distribution Dates, prior to the related Due
                                 Period that were either received from the
                                 borrowers as of the ___ day of the month in which
                                 such Distribution Date occurs or advanced by the
                                 Master Servicer in respect of such Distribution
                                 Date. The "Unscheduled Principal Distribution
                                 Amount" for any Distribution Date will, in
                                 general, equal the aggregate of (i) all
                                 prepayments of principal of the Mortgage Loans
                                 received from the borrowers during the related Due
                                 Period[, net of any related Workout Fees payable
                                 to the Special Servicer therefrom,] and (ii) any
                                 other unscheduled collections on or in respect of
                                 the Mortgage Loans and any Mortgaged Properties
                                 acquired in respect of defaulted Mortgage Loans
                                 through foreclosure, deed in lieu of foreclosure
                                 or otherwise (each, an "REO Property"), which
                                 other unscheduled collections were received during
                                 the related Due Period and were identified and
                                 applied by the Master Servicer as recoveries of
                                 previously unadvanced principal of the related
                                 Mortgage Loans [, net of any related Workout Fees
                                 payable to the Special Servicer therefrom]. The
                                 respective amounts which constitute the Scheduled
                                 Principal Distribution Amount and Unscheduled
                                 Principal Distribution Amount for any Distribution
                                 Date are herein collectively referred to from time
                                 to time as the "Distributable Principal
                                 Collections and Advances". The "Ownership
                                 Percentage" evidenced by any Class of Certificates
                                 as of any date of determination will equal a
                                 fraction, expressed as a percentage, the numerator
                                 of which is the then Certificate Balance of such
                                 Class of Certificates, net (in the case of a Class
                                 of REMIC Regular Certificates) of any Uncovered
                                 Portion of such Certificate Balance, and the
                                 denominator of which is the then aggregate Stated
                                 Principal Balance of the Mortgage Pool. See
                                 "Description of the
                                 Certificates-Distributions-Scheduled Principal
                                 Distribution Amount and Unscheduled Principal
                                 Distribution Amount" herein.



                               S-11




P&I ADVANCES ..............      [Subject to a recoverability determination as
                                 described herein, the Master Servicer is required
                                 to make advances (each, a "P&I Advance") with
                                 respect to each Distribution Date in an amount
                                 that is generally equal to the aggregate of: (i)
                                 all delinquent payments of principal (net of any
                                 related Workout Fees) and interest (net of related
                                 servicing fees) on the Mortgage Loans, other than
                                 delinquent Balloon Payments, scheduled to be due
                                 during the related Due Period; (ii) in the case of
                                 each Mortgage Loan delinquent in respect of its
                                 Balloon Payment, an amount equal to 30 days'
                                 interest thereon (net of related servicing fees),
                                 but only to the extent that the related borrower
                                 has not made a payment sufficient to cover such
                                 amount under any forbearance arrangement or
                                 otherwise, which payment has been included in the
                                 Available Distribution Amount for such
                                 Distribution Date; and (iii) in the case of each
                                 REO Property, an amount equal to 30 days' imputed
                                 interest with respect thereto (net of related
                                 servicing fees), but only to the extent that such
                                 amount is not covered by any net income from such
                                 REO Property included in the Available
                                 Distribution Amount for such Distribution Date.

                                 As more fully described herein, the Master
                                 Servicer will be entitled to interest on any P&I
                                 Advances made, and the Master Servicer and the
                                 Special Servicer will each be entitled to interest
                                 on certain servicing expenses incurred, by or on
                                 behalf of it. Such interest will accrue from the
                                 date any such P&I Advance is made or such
                                 servicing expense is incurred at an annualized
                                 rate equal to ___% (the "Reimbursement Rate") and
                                 will be paid, contemporaneously with the
                                 reimbursement of such P&I Advance or such
                                 servicing expense, out of general collections on
                                 the Mortgage Pool then on deposit in the
                                 Certificate Account. See "Description of the
                                 Certificates-P&I Advances" herein and "Description
                                 of the Certificates-Advances in Respect of
                                 Delinquencies" and "Description of the Pooling
                                 Agreements-Certificate Account" in the
                                 Prospectus.]

COMPENSATING INTEREST
PAYMENTS...................      [To the extent of its servicing compensation for
                                 the related Due Period, the Master Servicer is
                                 required to make a non-reimbursable payment (a
                                 "Compensating Interest Payment") with respect to
                                 each Distribution Date to cover the amount, if
                                 any, by which Prepayment Interest Shortfalls
                                 incurred during the related Due Period exceed
                                 Prepayment Interest Excesses and prepayment
                                 premiums collected during such Due Period. A
                                 "Prepayment Interest Shortfall" is a shortfall in
                                 the collection of a full month's interest (net of
                                 related servicing fees) on any Mortgage Loan by
                                 reason of a full or partial principal prepayment
                                 made prior to its Due Date in any Due Period. A
                                 "Prepayment Interest Excess" is a payment of
                                 interest (net of related servicing fees) made in
                                 connection with any full or partial prepayment of
                                 a Mortgage Loan subsequent to its Due Date in any
                                 Due Period, which payment of interest is intended
                                 to cover the period on and after such Due Date.
                                 The "Net Aggregate Prepayment Interest Shortfall"
                                 for any Distribution Date will be the amount, if
                                 any, by which (a) the aggregate of any Prepayment
                                 Interest Shortfalls incurred



                               S-12




                                 during the related Due Period exceeds (b) the sum of (i) the aggregate of any Prepayment Interest
                                 Excesses and prepayment premiums collected during the related Due Period and (ii) any Compensating
                                 Interest Payment made by the Master Servicer with respect to such Distribution Date. See "Servicing of the Mortgage Loans-Servicing and Other
                                 Compensation and Payment of Expenses" and "Description of the Certificates-Distributions-
                                 Distributable Certificate Interest" herein.]

SUBORDINATION .............      The rights of holders of the Class B Certificates
                                 and each Class of the Private Certificates
                                 (collectively, the "Subordinate Certificates") to
                                 receive distributions of amounts collected or
                                 advanced on the Mortgage Loans will, in each case,
                                 be subordinated, to the extent described herein,
                                 to the rights of holders of the Class A
                                 Certificates and each other Class of Subordinate
                                 Certificates, if any, with an earlier alphabetical
                                 Class designation. This subordination is intended
                                 to enhance the likelihood of timely receipt by the
                                 holders of the Class A Certificates of the full
                                 amount of Distributable Certificate Interest
                                 payable in respect of such Certificates on each
                                 Distribution Date, and the ultimate receipt by
                                 such holders of principal equal to the entire
                                 Certificate Balance of the Class A Certificates.
                                 Similarly, but to a lesser degree, this
                                 subordination is also intended to enhance the
                                 likelihood of timely receipt by the holders of the
                                 Class B Certificates of the full amount of
                                 Distributable Certificate Interest payable in
                                 respect of such Certificates on each Distribution
                                 Date, and the ultimate receipt by such holders of
                                 principal equal to the entire Certificate Balance
                                 of the related Class of Certificates. The
                                 protection afforded to the holders of each Class
                                 of Offered Certificates by means of the
                                 subordination of each other Class of Certificates
                                 with a later alphabetical Class designation will
                                 be accomplished by the application of the
                                 Available Distribution Amount on each Distribution
                                 Date in the order described above in this Summary
                                 under "-Description of the Certificates-Distributions".
                                 No other form of Credit Support will be available
                                 for the benefit of the holders of the Offered Certificates.

OPTIONAL TERMINATION ......      At its option, the Master Servicer may purchase
                                 all of the Mortgage Loans and REO Properties, and
                                 thereby effect termination of the Trust Fund and
                                 early retirement of the then outstanding
                                 Certificates, on any Distribution Date on which
                                 the remaining aggregate Stated Principal Balance
                                 of the Mortgage Pool is less than ___% of the
                                 Initial Pool Balance. See "Description of the
                                 Certificates-Termination" herein and in the
                                 Prospectus.


CERTAIN FEDERAL INCOME TAX
CONSEQUENCES ..............      An election will be made to treat the Trust Fund
                                 as a real estate mortgage investment conduit (a
                                 "REMIC") for federal income tax purposes. Upon the
                                 issuance of the Offered Certificates, _________,
                                 counsel to the Sponsor, will deliver its opinion
                                 generally to the effect that, assuming compliance
                                 with all provisions of the Pooling and Servicing
                                 Agreement, for federal income tax purposes, the
                                 Trust Fund








                               S-13


                                 will qualify as a REMIC under Sections 860A
                                 through 860G of the Internal Revenue Code of 1986
                                 (the "Code"). For federal income tax purposes, the
                                 Class A, Class B and Class C Certificates will be
                                 the "regular interests" in the Trust Fund, and the
                                 Class R Certificates will be the sole class of
                                 "residual interests" in the Trust Fund.

                                 The Offered Certificates generally will be treated
                                 as debt obligations of the Trust Fund for federal
                                 income tax purposes. Holders of Offered
                                 Certificates must report income with respect
                                 thereto on the accrual method, regardless of their
                                 method of tax accounting generally. In addition,
                                 the Offered Certificates will be treated as
                                 qualifying assets and income under Sections
                                 856(c)(5)(B), 856(c)(3)(B) and 7701 (a)(19)(C) of
                                 the Code.

                                 The ____ Certificates [will] [will not] [may] be
                                 treated as having been issued with original issue
                                 discount for federal income tax purposes. The
                                 prepayment assumption that will be used for
                                 purposes of computing the accrual of [original
                                 issue discount,] market discount and premium, if
                                 any, for Federal income tax purposes will be equal
                                 to [a CPR of ___%]. However, no representation is
                                 made that the Mortgage Loans will prepay at that
                                 rate or at any other rate.

                                 For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income
                                 Tax Consequences" herein and "Material Federal
                                 Income Tax Consequences" in the Prospectus.


ERISA CONSIDERATIONS ......      A fiduciary of any employee benefit plan or other
                                 retirement arrangement subject to the Employee
                                 Retirement Income Security Act of 1974, as amended
                                 ("ERISA"), or Section 4975 of the Code (a "Plan")
                                 should review carefully with its legal advisors
                                 whether the purchase or holding of Offered
                                 Certificates could give rise to a transaction that
                                 is prohibited or is not otherwise permitted either
                                 under ERISA or Section 4975 of the Code or whether
                                 there exists any statutory or administrative
                                 exemption applicable to an investment therein.

                                 [The U.S. Department of Labor has issued to
                                 Citicorp an individual prohibited transaction
                                 exemption, Prohibited Transaction Exemption 90-88,
                                 which generally exempts from the application of
                                 certain of the prohibited transaction provisions
                                 of Section 406 of ERISA and the excise taxes
                                 imposed on such prohibited transactions by Section
                                 4975(a) and (b) of the Code and Section 502(i) of
                                 ERISA, transactions relating to the purchase, sale
                                 and holding of pass-through certificates
                                 underwritten by the Underwriter, as an affiliate
                                 of Citicorp, and the servicing and operation of
                                 related asset pools, provided that certain
                                 conditions are satisfied.]

                                 [The Sponsor expects that Prohibited Transaction
                                 Exemption 90-88 will generally apply to the Class
                                 A Certificates, but it will not apply to the Class
                                 B Certificates. As a result,] no transfer of a
                                 [Class B]







                               S-14




                                 Certificate or any interest therein may be made to
                                 a Plan or to any person who is directly or
                                 indirectly purchasing such [Class B] Certificate
                                 or interest therein on behalf of, as named
                                 fiduciary of, as trustee of, or with assets of a
                                 Plan, unless the prospective transferee (at its
                                 own expense) provides the Certificate Registrar
                                 (as identified herein) with a certification and an
                                 opinion of counsel which establish to the
                                 Certificate Registrar's satisfaction that such
                                 transfer will not result in a violation of Section
                                 406 of ERISA or Section 4975 of the Code or cause
                                 the Master Servicer, the Special Servicer or the
                                 Trustee to be deemed a fiduciary of such Plan or
                                 result in the imposition of an excise tax under
                                 Section 4975 of the Code. See "ERISA
                                 Considerations" herein and in the Prospectus.


RATING ....................      It is a condition of their issuance that the Class
                                 A and Class B Certificates be rated not lower than
                                 "___" and "___", respectively, by _______
                                 ([collectively,] the "Rating Agenc[ies]"). A
                                 security rating is not a recommendation to buy,
                                 sell or hold securities and may be subject to
                                 revision or withdrawal at any time by the
                                 assigning rating organization. A security rating
                                 does not address the frequency of prepayments of
                                 Mortgage Loans, or the corresponding effect on
                                 yield to investors. See "Rating" herein and "Risk
                                 Factors-Limited Nature of Credit Ratings" in the
                                 Prospectus.

                                                S-15


LEGAL INVESTMENT ..........      [The Class A Certificates will constitute
                                 "mortgage related securities" for purposes of the
                                 Secondary Mortgage Market Enhancement Act of 1984
                                 ("SMMEA") for so long as they are rated in one of
                                 the two highest ratings categories by one or more
                                 nationally recognized statistical rating
                                 organizations and, as such, are legal investments
                                 for certain entities to the extent provided in
                                 SMMEA. Such investments, however, will be subject
                                 to general regulatory considerations governing
                                 investment practices under state and federal law.
                                 In addition, institutions whose investment
                                 activities are subject to review by federal or
                                 state regulatory authorities may be or may become
                                 subject to restrictions, which may be
                                 retroactively imposed by such regulatory
                                 authorities, on the investment by such
                                 institutions in certain forms of mortgage related
                                 securities. Furthermore, certain states have
                                 recently enacted legislation overriding the legal
                                 investment provisions of SMMEA.]

                                 The [Class B] Certificates will not be "mortgage
                                 related securities" within the meaning of the
                                 Secondary Mortgage Market Enhancement Act of 1984.
                                 As a result, the appropriate characterization of
                                 the [Class B] Certificates under various legal
                                 investment restrictions, and thus the ability of
                                 investors subject to these restrictions to
                                 purchase the [Class B] Certificates, may be
                                 subject to significant interpretative
                                 uncertainties.

                                 Investors should consult their own legal advisors
                                 to determine whether and to what extent the
                                 Offered Certificates constitute legal investments
                                 for them. See "Legal Investment" herein and in the
                                 Prospectus.

                                  RISK FACTORS

            Prospective purchasers of Offered Certificates should consider, among other things, the following factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

THE CERTIFICATES

            Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Sponsor has been advised by the Underwriter that it presently intends to make a secondary market in the Offered Certificates; however, it has no obligation to do so and any market making may be discontinued at any time. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Certain Factors Adversely Affecting Resale of the Offered Certificates" in the Prospectus.

            Variability in Yield; Priority of Payments. The yield on any Offered Certificate will depend on, among other things, the Pass-Through Rate in effect from time to time for such Certificate. The Pass-Through Rate applicable to the Class A Certificates for any Distribution Date will equal LIBOR for such Distribution Date, plus __ basis points, subject to a maximum of ___% per annum and a minimum of__% per annum; unless, however, the rate so calculated exceeds the Funds-Available Cap Rate applicable to the Class A Certificates for such Distribution Date, in which case the Pass-Through Rate for the Class A Certificates for such Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Class A Certificates will, in general, be highly sensitive to monthly changes in LIBOR. The Pass-Through Rate applicable to the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Class B Certificates will be sensitive to adjustments to the Mortgage Rates on the ARM Loans and to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of Mortgage Loans. See "Description of the Certificates-Distributions-Pass-Through Rate" herein.

            The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of principal payments on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, (ii) the availability from time to time of amounts other than Distributable Principal Collections and Advances to amortize the Certificate Balances of the respective Classes of Certificates, and (iii) the extent to which the items described in subclauses (i) and (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions of the Class R Certificates' allocable share of the Scheduled Principal Distribution Amount for each Distribution Date, together with ___% of all Excess Funds, if any, for such Distribution Date, will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations; while any distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of REMIC Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of REMIC Regular Certificates and each other Class of REMIC Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Because it is impossible to predict accurately the timing and amount of principal prepayments and other unscheduled recoveries of principal, if any, that will be received, or the availability from time to time of any amounts other than Distributable Principal Collections and Advances to amortize the Certificate Balances of the respective Classes of Certificates, investors may find it difficult to analyze the effect that such items might have on the yield and weighted average lives of the Offered Certificates.

            Furthermore, the yield on any Offered Certificate also will be affected by the rate and timing of delinquencies and defaults on the Mortgage Loans and the severity of ensuing losses. As and to the extent described herein, the Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B Certificates are subordinate in right and time of payment to the Class A Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Class A Certificates. See "Description of the Mortgage Pool", "Description of the Certificates-Distributions" and "-Subordination" and "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" in the Prospectus.

            [Conflicts of Interest Involving Parties to the Pooling and Servicing Agreement. ______________[an affiliate of the Sponsor, will perform the functions of Master Servicer, Special Servicer and REMIC Administrator. In addition, any party to the Pooling and Servicing Agreement or any affiliate thereof may acquire and own Certificates. Investors in the Offered Certificates should consider that any resulting conflicts of interests could affect the performance of duties under the Pooling and Servicing Agreement. For example, ______'s obligation to make P&I Advances in its capacity as Master Servicer, or its acquisition and holding of Private Certificates, could influence its servicing decisions in respect of defaulted Mortgage Loans in its capacity as Special Servicer notwithstanding the servicing standard described herein under "Servicing of the Mortgage Loans - General".]

THE MORTGAGE LOANS

            Nature of the Mortgaged Properties. The Mortgaged Properties consist solely of multifamily rental properties. Lending on the security of multifamily residential property is generally viewed as exposing the lender to a greater risk of loss than lending upon the security of owner-occupied one- to four-family residences. In contrast to lending on the security of single-family residences, multifamily residential lending typically involves larger loans to a single obligor or group of related obligors. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project, which in turn is dependent upon, in the case of multifamily rental properties, among other things, the supply and demand for rental units in the relevant locale and the performance of the managing agent. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the obligor's ability to repay the loan may be impaired and the resale value of the particular property may decline. In addition, the successful operation of a multifamily rental property may be affected by circumstances outside the control of the borrower or lender, such as the deterioration of the surrounding neighborhood, the imposition of rent control or changes in the tax laws. See "Risk Factors-Certain Risks Associated with Mortgage Loans Secured by Commercial and Multifamily Properties" in the Prospectus.

            [In addition, although lease terms for multifamily rental properties are generally one year, units at the Mortgaged Properties may be let on a week-to-week or month-to-month basis. Properties leased, occupied or used on a short-term basis (i.e., six months or less) tend to be affected more rapidly by changes in market or business conditions in the relevant locale than do properties leased for longer periods.]

            Limited Recourse. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Sponsor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

            Environmental Law Considerations. [The Mortgage Loan Seller has represented and warranted in the Mortgage Loan Purchase Agreement that as of [the Delivery Date] [specify any representation and warranty as to environmental matters]. Furthermore, the Mortgage Loan Seller has agreed that, in the event of a material breach of such representation and warranty, it will either cure the breach or repurchase the affected Mortgage Loan. The Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement will be assigned, together with the related cure and repurchase obligations, by the Sponsor to the Trustee in connection with the Sponsor's assignment of its interests in the Mortgage Loans. Notwithstanding the foregoing, however, no environmental site assessments have been conducted with respect to any of the Mortgaged Properties, and thus, the Mortgage Loan Seller's representation and warranty as to environmental matters should be regarded as an absence of knowledge on the part of the Mortgage Loan Seller of the inaccuracy of such representation and warranty and as an allocation of risk in the event any breach thereof is subsequently discovered. Furthermore, the Mortgage Loan Seller's repurchase obligation will constitute the sole remedy to Certificateholders and the Trustee for any material breach of such representation and warranty, and neither the Sponsor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. See "Description of the Mortgage Pool-Representations and Warranties; Repurchases" herein.]

            The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.

            Geographic Concentration. __ Mortgage Loans, which represent __% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _____. In recent periods, (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

            Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. The [two] largest Mortgage Loans have Cut-off Date Balances that represent approximately __% and __%, respectively, of the Initial Pool Balance, and the _____ largest Mortgage Loans have Cut-off Date Balances that represent in the aggregate approximately __% of the Initial Pool Balance. There are also several pairs of Mortgage Loans that have the same borrower. The [three] largest of those pairs, by aggregate Cut-off Date Balance of the Mortgage Loans, represent __%, __% and __%, respectively, of the Initial Pool Balance.

            In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

            Adjustable Rate Mortgage Loans; Negative Amortization. ________of the Mortgage Loans, which represent ___% of the Initial Pool Balance, are ARM Loans. In addition, ___ of the ARM Loans, which represent __% of the Initial Pool Balance, allow negative amortization to occur. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates. Moreover, increases in the principal balances of ARM Loans due to the deferral and capitalization of interest payments may result in a default rate that is higher than that of adjustable rate mortgage loans that do not provide for negative amortization.

            Balloon Payments. None of the Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. In addition, ARM Loans that permit negative amortization could require, under certain interest rate scenarios, balloon payments substantially larger than expected. Loans with Balloon Payments involve a greater risk to the lender than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Balloon Payments" in the Prospectus.

            In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

            The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $____. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in a multifamily rental property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance.

            The Mortgage Loans will be acquired by the Sponsor on or before the Delivery Date from _______ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. See "-The Mortgage Loan Seller" herein.

            The Mortgage Loans were originated between 19__ and 19__. [While the Sponsor has caused to be undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Certificates, none of the Mortgage Loans was "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan. All of the Mortgaged Properties were inspected by or on behalf of the Sponsor within the __ month period preceding the Cut-off Date to assess their general condition, which in virtually all cases was determined to be average or better. However, no Mortgaged Property was re-appraised by or on behalf of the Sponsor to assess its current value, and no evaluation was made as to the extent of deferred maintenance at any Mortgaged Property or whether adequate reserves, if any, have been escrowed to cover such.]

CERTAIN PAYMENT CHARACTERISTICS

            _____ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ___(___% of the Mortgage Loans), ___ ( ___ % of the Mortgage Loans), ___ ( ___% of the Mortgage Loans), and___(___% of the Mortgage Loans) day of each month.

            ______ of the Mortgage Loans (the "ARM Loans"), which represent __% of the Initial Pool Balance, bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the value of a base index (an "Index"), subject in [most] cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of Mortgage Loans, which represent __% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. None of the ARM Loans is convertible into a Fixed Rate Loan.

            Adjustments to the Mortgage Rates on ___ of the ARM Loans (the "COFI ARM Loans"), which represent ___% of the Initial Pool Balance, are based upon the COFI Index (See "-The Eleventh District Cost of Funds Index" herein). Adjustments to the Mortgage Rates on the remaining ARM Loans are based upon Treasury Indices. The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ___ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; __ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Date that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

            Subject, in the case of [most] of the ARM Loans, to the Payment Caps described below, the Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur annually; ___ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Payment Adjustment Dates that occur monthly. ___ of the ARM Loans, which represent % of the Initial Pool Balance, provide that an adjustment of the amount of the Monthly Payment on a Payment Adjustment Date may not result in a Monthly Payment that is more than ___% greater or, in the case of [some] of those Mortgage Loans, less than the amount of the Monthly Payment in effect immediately prior to such Payment Adjustment Date (each such provision, a "Payment Cap"); however, those Mortgage Loans also provide that the Payment Cap will not apply on certain Payment Adjustment Dates.

            ________ of the ARM Loans, which represent __% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur less frequently than Interest Rate Adjustment Dates and/or provide for Payment Caps that limit the amount by which a Monthly Payment can increase (or, in [some] cases, decrease) in response to a change in the Mortgage Rate. As a result, the amount of a Monthly Payment in those cases may be greater or less than the amount necessary to amortize the loan fully over its then remaining amortization schedule and pay interest at the applicable Mortgage Rate, and accordingly, those ARM Loans may be subject to slower amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule). All of the Mortgage Loans that permit negative amortization provide that if, as a result of negative amortization, the respective principal balance of the Mortgage Loan reaches an amount specified therein (which in no case is greater than [125%] of the original principal balance thereof), the amount of the Monthly Payments due thereunder will be increased (irrespective of any Payment Cap and whether or not such increase will occur on a Payment Adjustment Date) as necessary to prevent negative amortization in excess of such amount.

            All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

            No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

THE ELEVENTH DISTRICT COST OF FUNDS INDEX

            The COFI Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks, the home offices of which are located in Arizona, California and Nevada, that are member institutions of the Eleventh District of the Federal Home Loan Bank System. The COFI Index is computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco "), which normally announces the COFI Index on the last working day of the month following the month as to which the weighted average cost of funds was computed. The FHLB of San Francisco publishes the COFI Index in its monthly Information Bulletin, copies of which may be obtained from the FHLB of San Francisco's Office of Public Information, the mailing address of which is 600 California Street, P.O. Box 7948, San Francisco, California 94120, and the telephone number of which is (415) 616-2600.

            The COFI Index reflects the interest costs paid on all types of funds held by Eleventh District member institutions. The COFI Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. There are three major components of funds of Eleventh District member institutions: (1) savings deposits, (2) FHLB of San Francisco advances and (3) all other borrowings, such as reverse repurchase agreements and mortgage-backed bonds. Unlike most other interest rate measures, the COFI Index does not necessarily reflect current market rates, since the component funds represent a variety of maturities the costs of which may react in different ways to changing conditions.

            A number of factors affect the performance of the COFI Index and may cause the COFI Index to move in a manner different from indices based upon specific interest rates, such as the United States Treasury rates and LIBOR. Because the COFI Index is based on, among other things, the various maturities of the liabilities of member institutions of the Eleventh District of the Federal Home Loan Bank System for the month prior to the month in which the COFI Index is published, the COFI Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities and, in general, the COFI Index tends to respond more slowly to interest rate movements than do other interest rate indices. Moreover, there can be no assurance that the COFI Index will necessarily move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. Furthermore, any movement in the COFI Index, as compared to other indices based upon specific interest rates, may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI Index. Because __% of the Mortgage Loans are COFI ARM Loans, the performance of the COFI Index, to the extent that it moves within a range that affects the Mortgage Rates on the COFI ARM Loans, will have a substantial effect on the Weighted Average Effective Net Mortgage Rate in effect from time to time. The Pass-Through Rate from time to time of the Class B Certificates is the Weighted Average Effective Net Mortgage Rate, and thus, the yield on the Class B Certificates will be extremely sensitive to movements in the COFI Index that result in adjustments to the Mortgage Rates of the COFI ARM Loans. The Pass-Through Rate from time to time of the Class A Certificates, under certain circumstances described herein, will equal the Weighted Average Effective Net Mortgage Rate, and thus, the yield on the Class A Certificates may in those circumstances also be affected by movements in the COFI Index. See "Yield and Maturity Considerations" herein.

            Listed below are some historical values of the COFI Index since January 1990. Such values may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of past or future values of the COFI Index.

MONTH                          1990        1991        1992       1993        1994      1995       1996        1997
------                         ----        ----        ----       ----        ----      ----       ----        ----
January..............              %          %            %          %           %          %        %            %
February.............
March................
April................
May..................
June.................
July.................
August...............
September............
October..............
November.............
December.............

ADDITIONAL MORTGAGE LOAN INFORMATION

            The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

            The following table sets forth the range of Mortgage Rates on the Mortgage Loans as of the Cut-off Date:

                     MORTGAGE RATES AS OF THE CUT-OFF DATE


                                    Number of                                       Percent by
                                    Mortgage        Aggregate Cut-off   Percent by  Aggregate Cut-off
Range of Mortgage Rates(%)          Loans              Date Balance     Number      Date Balance
--------------------------          -----              ------------     ------      ------------




                             ----------    --------------       -----------     -------------
  Total .....................
                             ==========    ==============       ===========     =============
Weighted Average
Mortgage Rate (All Loans): __% per annum

Weighted Average
Mortgage Rate (ARM Loans): __% per annum

Weighted Average
Mortgage Rate (Fixed Rate Loans): __% per annum

            The following table sets forth the range of Gross Margins for the ARM Loans:

                        GROSS MARGINS FOR THE ARM LOANS


                                                                                Percent by
                              Number of     Aggregate Cut-off  Percent by       Aggregate Cut-off
Range of Gross Margins(%)     ARM Loans     Date Balance       Number           Date Balance
---------------------         ---------     ------------       --------         ------------




                             ----------    --------------       -----------     -------------
  Total .....................
                             ==========    ==============       ===========     =============

Weighted Average
Gross Margin: ___%

            The following table sets forth for the ARM Loans the Indices upon which Mortgage Rate adjustments are based, and the frequency of adjustments to the Mortgage Rates and Monthly Payments of the ARM Loans.

           INDICES AND FREQUENCY OF ADJUSTMENTS TO MORTGAGE RATES AND
                       MONTHLY PAYMENTS FOR THE ARM LOANS


                           Monthly
            Mortgage Rate  Payment        Number of                                                    Percent by
            Adjustment     Adjustment     Mortgage         Aggregate Cut-off    Percent by             Aggregate Cut-off
Index       Frequency      Frequency      Loans            Date Balance         Number                 Date Balance
-----       ---------      ---------      -----            ------------         ------                 ------------




            ----------    --------------   -----------     -------------        -------------          ------------
  Total ..
            ==========    ==============   ===========     =============        =============          ============



            The following table sets forth the range of maximum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:

               MAXIMUM LIFETIME MORTGAGE RATES FOR THE ARM LOANS


                                                                                           Percent by
Range of Maximum                    Number of           Aggregate Cut-off  Percent by      Aggregate Cut-off
Lifetime Mortgage Rates(%)          ARM Loans           Date Balance       Number          Date Balance
---------------------------         ---------           ------------       ------          ------------



  None
                                    ----------          --------------       -----------     -------------
  Total .....................
                                    ==========          ==============       ===========     =============

Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): __% per annum (A)

---------------
(A) This calculation does not include the ___ ARM Loans without maximum lifetime Mortgage Rates.

            The following table sets forth the range of minimum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:

                MINIMUM LIFETIME MORTGAGE RATES FOR THE ARM LOAN


                                                                                           Percent by
Range of Minimum                    Number of           Aggregate Cut-off     Percent by   Aggregate Cut-off
Lifetime Mortgage Rates(%)          ARM Loans           Date Balance          Number       Date Balance
--------------------------          ---------           ------------          ------       ------------
None.....................





                                    ----------          --------------       -----------     -------------
  Total .....................
                                    ==========          ==============       ===========     =============


Weighted Average Minimum
Lifetime Mortgage Rate (ARM Loans):___% per annum (A)

-------------
(A) This calculation does not include the __ ARM Loans without minimum lifetime Mortgage Rates.

The following table sets forth the range of Cut-off Date Balances of the Mortgage Loans:

                             CUT-OFF DATE BALANCES

                        Number of                                        Percent by
Cut-off Date            Mortgage    Aggregate Cut-off     Percent by     Aggregate Cut-off
Balance Range ($)       Loans       Date Balance          Number         Date Balance
-----------------       -----       ------------          ------         ------------

                        ----------  --------------       -----------     -------------
  Total ......
                        ==========  ==============       ===========     =============

Average Cut-off Date
Balance (All Loans): $_____

Average Cut-off Date
Balance (ARM Loans): $_____

Average Cut-off Date
Balance (Fixed Rate Loans): $_____

            The following tables set forth the range of original and remaining terms to stated maturity (in months) of the Mortgage Loans:

                  ORIGINAL TERM TO STATED MATURITY (IN MONTHS)


                        Number of                                      Percent by
Range of Original       Mortgage    Aggregate Cut-off   Percent by     Aggregate Cut-off
Terms (in Months)       Loans       Date Balance        Number         Date Balance
-----------------       -----       ------------        ----------     -------------



                        ----------  --------------      -----------     -------------
  Total ......
                        ==========  ==============      ===========     =============

Weighted Average Original
Term to Stated Maturity
(All Loans): __ months

Weighted Average Original
Term to Stated Maturity
(ARM Loans): __ months

Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans): __ months

                 REMAINING TERM TO STATED MATURITY (IN MONTHS)
                             AS OF THE CUT-OFF DATE


                        Number of                                     Percent by
Range of Remaining      Mortgage    Aggregate Cut-off   Percent by    Aggregate Cut-off
Terms (in Months)       Loans       Date Balance        Number        Date Balance
-----------------       ------      ------------        -------       --------------



                        ----------  --------------      -----------     -------------
  Total .......
                        ==========  ==============      ===========     =============


Weighted Average Remaining
Term to Stated Maturity
(All Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(ARM Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans): ___ months

            The following table sets forth the respective years in which the Mortgage Loans were originated:

                              YEAR OF ORIGINATION


                        Number of   Percent by
                        Mortgage    Aggregate Cut-off   Percent by            Aggregate Cut-off
Year                    Loans       Date Balance        Number                Date Balance
----                    --------    -----------------   -------               ------------




                        ----------  --------------       -----------     -------------
  Total ........
                        ==========  ==============       ===========     =============


            The following table sets forth the respective years in which the Mortgage Loans are scheduled to mature. The table provides an indication (which does not account for any scheduled amortization, prepayments or negative amortization) of the concentration of Balloon Payments that will be due in those years with respect to the Mortgage Loans. See "Special
Considerations-Balloon Payments" herein.

                           YEAR OF SCHEDULED MATURITY

                        Number of   Percent by
                        Mortgage    Aggregate Cut-off   Percent by     Aggregate Cut-off
Year                    Loans       Date Balance        Number         Date Balance
----                    -----       ------------        ------         -------------





                       ----------   --------------       -----------    -------------
  Total .......
                       ==========   ==============       ===========    =============


            The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A Cut-off Date LTV Ratio, because it is based on the value of a Mortgaged Property determined as of loan origination, is not necessarily a reliable measure of the borrower's current equity in that Mortgaged Property. In a declining real estate market, the fair market value of the Mortgaged Property could have decreased from the value determined at origination, and the actual loan-to-value ratio of a Mortgage Loan may be higher than its Cut-off Date LTV Ratio.

                            CUT-OFF DATE LTV RATIOS


                       Number of   Percent by
                       Mortgage    Aggregate Cut-off       Percent by  Aggregate Cut-off
Year                   Loans       Date Balance            Number      Date Balance
----                   --------    ------------            --------    ------------



                       ----------  --------------         -----------   -------------
  Total ........
                       ==========  ==============         ===========   =============

Weighted Average Cut-off
Date LTV Ratio (All Loans): ___%

Weighted Average Cut-off
Date LTV Ratio (ARM Loans): ___%

Weighted Average Cut-off
Date LTV Ratio (Fixed Rate Loans): ___%

            The following table sets forth the range of Debt Service Coverage Ratios for the Mortgage Loans as of the Cut-off Date. The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by an operating statement to the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures) less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance) and less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors. In each case, the information contained in such operating statements was unaudited, and the Sponsor has made no attempt to verify its accuracy. In the case of __ Mortgage Loans (___ ARM Loans and ___Fixed Rate Loans), operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of .the period covered by each operating statement from which a Debt Service Coverage Ratio was calculated may not correspond to the end of the calendar year most recent to the Cut-off Date, but in no event was a Debt Service Coverage Ratio calculated using an operating statement for a period ending prior to_________.

              DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE

Range of                Number of                                       Percent by
Debt Service            Mortgage    Aggregate Cut-off       Percent by  Aggregate Cut-off
Coverage Ratios         Loans       Date Balance            Number      Date Balance
---------------         -----       ------------            -------     --------------




                        ----------  --------------          -----------  -------------
  Total ...........
                        ==========  ==============          ===========  =============


Weighted Average
Debt Service Coverage
Ratio (All Loans): __x(B)

Weighted Average
Debt Service Coverage
Ratio (ARM Loans):__x(C)

Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans): __x(D)

------------------------
            (A) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

            (B) This calculation does not include the _____ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

            (C) This calculation does not include the _____ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

            (D) This calculation does not include the _____ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

            The Mortgage Loans are secured by Mortgaged Properties located in __different states. The following table sets forth the states in which the Mortgaged Properties are located:

                            GEOGRAPHIC DISTRIBUTION

                        Number of                                          Percent by
                        Mortgage    Aggregate Cut-off       Percent by     Aggregate Cut-off
State                   Loans       Date Balance            Number         Date Balance
------                  --------    ------------            ------         ------------


                        ----------  --------------          -----------     -------------
  Total ........
                        ==========  ==============          ===========     =============


           [The single largest Mortgage Loan in the Mortgage Pool has a Cut-off Date Balance of $ , which represents [101% of the Initial Pool Balance. It is a Fixed Rate Loan with a Mortgage Rate of__% per annum, an original term to stated maturity of __ months and a remaining term to stated maturity of __ months. It was originated in ____ 19__ and its stated maturity date is _______, 19__. It may be prepaid at any time without penalty. It has a Cut-off Date LTV Ratio of __% and a Debt Service Coverage Ratio (calculated on the basis ___ of an unaudited operating statement for the related Mortgaged Property covering the period ___, 19__ to ____,19__) of ____x. The related Mortgaged Property is located in ______, has ___ rental units and an occupancy rate as of _____, 19__ of ___% .]

            Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards", "-Assignment of the Mortgage Loans; Repurchases" and "- Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans".

THE MORTGAGE LOAN SELLER

            On or prior to the Delivery Date, the Sponsor will acquire the Mortgage Loans from ____ (the "Mortgage Loan Seller") pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Sponsor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). [The Mortgage Loan Seller originated ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards" .]

            [The Mortgage Loans Seller [, a wholly-owned subsidiary of ____,] is a ______ organized in ______ under the laws of __________. [As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $ _________, and currently holds and services for its own account a total multifamily and commercial mortgage loan portfolio of approximately $______, of which approximately $______ constitutes multifamily mortgage loans.] [Because more than ___% of its multifamily and commercial mortgage loan portfolio was acquired or originated during the ___ month period preceding the Cut-off Date, no meaningful information can be given as to the delinquency and foreclosure experience of such portfolio.]

            The information set forth herein concerning the Mortgage Loan Seller and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Sponsor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

UNDERWRITING STANDARDS

            All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.
            [Description of underwriting standards.]

            The Sponsor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASE

            On or prior to the Delivery Date, the Sponsor will assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such -assignment, the Sponsor will require the Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to such Mortgage Loan, the "Mortgage File"): [(i) the original Mortgage Note, endorsed (without recourse) to the order of Trustee;
(ii) the original Mortgage or a certified copy thereof, together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iii) the original or a certified copy of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iv) the original or a certified copy of any related security agreement (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document; (v) an assignment of the Mortgage in favor of the Trustee, in recordable form; (vi) an assignment of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form; (vii) an assignment of any related security agreement (if such item is a document separate from the Mortgage) in favor of the Trustee; (viii) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; (ix) the original lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan as to which a lender's title insurance policy has not yet been issued, a preliminary title report or a title insurance commitment or binder or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; and (x) the original of any guaranty of the borrower's obligations under the related Mortgage Note].

            The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a period of ___ days of the receipt thereof, and the Trustee or a Custodian on its behalf will hold such documents in trust for the benefit of the Certificateholders. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the Trustee will be required to notify the Master Servicer, the Special Servicer, the Sponsor and the Mortgage Loans Seller. In any such case, and if the Mortgage Loan Seller cannot deliver the document or cure the defect within a period of ___ days following its receipt of such notice, then, except as otherwise provided below, the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Sponsor to the Trustee) to repurchase the affected Mortgage Loan within such ___ day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur (exclusive of any portion of such interest representing negative amortization previously added to the principal balance of such Mortgage Loan),
(iii) certain servicing expenses that are reimbursable to the Master Servicer or Special Servicer, and (iv) any unpaid accrued interest at the Reimbursement Rate that may be payable to the Master Servicer in respect of related unreimbursed P&I Advances, or to the Master Servicer or Special Servicer in respect of related unreimbursed servicing expenses, as described under "Description of the Certificates-P&l Advances" herein. This repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any defect in or omission from a Mortgage File, and neither the Sponsor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document is missing from any Mortgage File because it has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then the Mortgage Loan Seller will not be required to repurchase the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to obtain such document or such certified copy.

            The Pooling and Servicing Agreement will require the Master Servicer promptly (and in any event within ___ days of the Delivery Date) to cause each assignment of a Mortgage described in clause (v) of the second preceding paragraph and each assignment of an assignment of leases, rents and profits described in clause (vi) of the second preceding paragraph to be submitted for recording in the real property records of the appropriate jurisdictions, except in states where, in the written opinion of local counsel acceptable to the Sponsor, such recordation is not required to protect the Trustee's interests in the related Mortgage Loans against sale, further assignment, satisfaction or discharge by the Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Sub-Servicers or the Sponsor. See "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

            In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

             [Specify significant representations and warranties.]

            If the Master Servicer, the Special Servicer, the Trustee or the Sponsor discovers a breach of any of the foregoing representations and warranties, and such breach materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the party making such discovery will be required to so notify each of the other parties and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot cure such breach within a period of ___ days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Sponsor to the Trustee) to repurchase the affected Mortgage Loan within such ___ day period at the applicable Purchase Price.

            The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. [Thus, if the Mortgage Loan Seller were found to have breached its representation set forth in clause __ above regarding environmental matters [or its representation in clause ___ above regarding the servicing practices utilized in respect of the Mortgage Loans], it would have no obligation to indemnify the Trust Fund for any consequent liability that the Trust Fund might have incurred. See "Risk Factors-Environmental Law Considerations" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.]

            The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and neither the Sponsor nor any of its affiliates will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Sponsor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Sponsor's attention that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

            The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Sponsor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Sponsor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities, as well as the other characteristics of the Mortgage Loans described herein, may vary.

            A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

            The Master Servicer and the Special Servicer will, either directly or through sub-servicers, each be required to service and administer the Mortgage Loans for which it is responsible, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to such Mortgage Loans in the jurisdictions where the related Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof; (iii) the Master Servicer's or the Special Servicer's, as the case may be, obligation to make advances, whether in respect of delinquent payments of principal and/or interest or to cover certain servicing expenses; and (iv) the Master Servicer's or the Special Servicer's, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

            Except as otherwise described under "-Inspections; Collection of Operating Information" below, the Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. With respect to any Mortgage Loan (i) which has a Balloon Payment which is past due or any other payment which is more than [60] days past due, (ii) as to which the borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding, or the borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of [60] days, (iii) as to which the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property, or (iv) as to which, in the judgment of the Master Servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within [60] days, and prior to acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Master Servicer will transfer its servicing responsibilities to the Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Certificateholders with respect to such Mortgage Loan. If the related Mortgaged Property is acquired in respect of any such Mortgage Loan (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. The Mortgage Loans serviced by the Special Servicer are referred to herein as the "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute the "Specially Serviced Mortgage Assets". The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement.

            If any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for at least [90] days, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

            Set forth below, following the subsections captioned "-The Master Servicer" and "-The Special Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Description of the Pooling Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer and the Special Servicer thereunder.

THE MASTER SERVICER

            [______, a ________, will act as Master Servicer with respect to the Mortgage Pool. Founded in ___ as a ___, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $____, and ____ a total mortgage loan servicing portfolio of approximately $____, of which approximately $____ represented multifamily mortgage loans.

            The offices of the Master Servicer that will be primarily responsible for its servicing and administrative duties with respect to the Mortgage Pool are located at _____________.]

            The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Sponsor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.




THE SPECIAL SERVICER

            [_________, a _________, will be responsible for the servicing and administration of the Specially Serviced Mortgage Assets. As of December 31, 19___, the Special Servicer had a total mortgage loan servicing portfolio of approximately $___, of which approximately $___ represented multifamily mortgage loans.

            The Special Servicer has ___ offices in ___ states with a total staff of ____ employees. Its principal executive offices are located at _______.]

            The information set forth herein concerning the Special Servicer has been provided by the Special Servicer, and neither the Sponsor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

            The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ____% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ____% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby and, as and to the extent described below, Prepayment Premiums and Prepayment Interest Excesses collected on any of the Mortgage Loans. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in certain [short-term] United States government securities and other obligations acceptable to the Rating Agenc[ies] ("Permitted Investments"), and the Master Servicer will be entitled to retain any interest or other income earned on such funds.

            The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will consist of the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and the Workout Fee. Like the Master Servicing Fee, the "Special Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ___% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ___% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. The "Workout Fee" will equal a specified percentage (varying from ___% to ___% (the "Workout Fee Rate") depending on the related unpaid principal balance) of, and will be payable from, all collections and proceeds received in respect of principal of each Mortgage Loan which is or has been a Specially Serviced Mortgage Loan (including those for which servicing has been returned to the Master Servicer); provided that, in the case of Liquidation Proceeds, the otherwise fixed Workout Fee Rate will be proportionately reduced to reflect the extent to which, if at all, the principal portion of such Liquidation Proceeds is less than the unpaid principal balance of the related Mortgage Loan immediately prior to the receipt thereof. As additional servicing compensation, the Special Servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby and, as and to the extent described below, Penalty Charges collected on any of the Mortgage Loans.

            Although the Master Servicer and Special Servicer are each required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums, Prepayment Interest Excesses and Penalty Charges may under certain circumstances provide the Master Servicer or the Special Servicer, as the case may be, with an economic disincentive to comply with such standard.

            [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period on a date that is prior to its Due Date in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accruing on the Certificates. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will exceed (such excess, a

"Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses and Prepayment Premiums collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation. To the extent Prepayment Interest Shortfalls incurred during any Due Period are greater than Prepayment Interest Excesses and Prepayment Premiums collected in such Due Period, the Master Servicer will be required to deposit into the Certificate Account (such deposit, a "Compensating Interest Payment"), without any right of reimbursement therefor, an amount equal to the lesser of (i) its servicing compensation for such Due Period, and (ii) an amount sufficient to eliminate such net shortfall. Compensating Interest Payments will not cover shortfalls in Mortgage Loan interest accruals that result from any liquidation of a defaulted Mortgage Loan, or of any REO Property acquired in respect thereof, that occurs during a Due Period prior to the related Due Date therein.]

            [As and to the extent described herein under "Description of the Certificates-P&I Advances", the Master Servicer will be entitled to receive interest on P&I Advances, and the Master Servicer and the Special Servicer will be entitled to receive interest on reimbursable servicing expenses, any such interest to be paid, contemporaneously with the reimbursement of the related P&I Advance or servicing expense, in the first instance out of late charges and penalty interest ("Penalty Charges") received on the Mortgage Pool as a whole during the Due Period of reimbursement, and thereafter out of any other collections on the Mortgage Loans. As to any Due Period, to the extent that Penalty Charges collected for all Mortgage Loans are greater than the amount of interest paid to the Master Servicer in respect of P&I Advances and to the Master Servicer and Special Servicer in respect of reimbursable servicing expenses, such excess will be paid to the Special Servicer as additional servicing compensation.]

            The Master Servicer and the Special Servicer generally will each be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, including the fees of any sub-servicers retained by it, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer and the Special Servicer will each be permitted to pay, or to direct the payment of, certain such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. See "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

MODIFICATIONS, WAIVERS AND AMENDMENTS

            The Master Servicer or the Special Servicer may agree to modify, waive or amend any term of any Mortgage Loan being serviced thereby in a manner consistent with the servicing standard described herein, provided that such modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Special Servicer also may agree to any other modification, waiver or amendment of the terms of a Specially Serviced Mortgage Loan, but only if, in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation.

            To the extent consistent with the foregoing, the Special Servicer will be permitted: (1) to reduce scheduled monthly payments of principal and interest on any Specially Serviced Mortgage Loan, provided that [(a) no such payment may be reduced to an amount less than [1/12 of 5%] of the unpaid principal balance of such Mortgage Loan and (b) no single modification or amendment may provide for a reduction of more than [12] consecutive monthly payments]; and (2) to extend the date on which any Balloon Payment is scheduled to be due on a Specially Serviced Mortgage Loan for a period of not more than [36] months, but only if:

            [(x) the related mortgagor is required to continue to make monthly payments of principal and/or interest thereon in an amount at least equal to the greater of (i) the amount of the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date and (ii) an amount equal to thirty days' interest at the related Mortgage Rate;

            (y) no Monthly Payment due during the preceding 12 months has been more than 30 days delinquent (without regard to any grace period provided for in the related Mortgage Note); and

            (z) the Special Servicer has previously determined in its good faith judgment that:

                        (i) such extension is reasonably likely to produce a greater recovery than liquidation of the related Mortgage Loan;

                        (ii) on the basis of an inspection report, no deferred maintenance, material damage or waste exists at the related Mortgaged Property; and

                        (iii) on the basis of a review of the most recent annual operating statement for the related Mortgaged Property, and calculated with respect to the amount described in clause
                                    (x) above, the debt service coverage ratio for the Mortgage Loan is not less than ___x.]

            The Master Servicer and the Special Servicer are each required to. notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan to which it has agreed, and must deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the Trustee. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

            The Special Servicer is required to perform a physical inspection of each Mortgaged Property at such times and in such manner as are consistent with the servicing standard set forth herein, but in any event (i) at least once per calendar year and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Special Servicer will be required to prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.


            With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Special Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. Most of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

            Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the Trustee. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

ADDITIONAL OBLIGATIONS OF THE MASTER SERVICER WITH RESPECT TO ARM LOANS

            The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

            The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Sponsor, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account;
(iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Sponsor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

            The Certificates will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class A Certificates will have an initial Certificate Balance of $_____, which represents ____% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $_____, which represents ___% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $ ____, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of [zero]. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the respective Certificate Balances of the Class A, Class B and Class C Certificates (the "REMIC Regular Certificates") will in each case be (a) increased by any amounts allocated to such Class of Certificates on such Distribution Date in respect of negative amortization on the Mortgage Loans, and (b) reduced by any amounts actually distributed on such Class of Certificates on such Distribution Date that are allocable to principal. The Certificate Balance of the Class R Certificates will at all times equal the amount, if any, by which the aggregate Stated Principal Balance of the Mortgage Pool exceeds the aggregate Certificate Balance of the REMIC Regular Certificates (the "Excess Pool Balance").






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






            Only the Class A and Class B Certificates (the "Offered Certificates") are offered hereby. The Class C and Class R Certificates (the "Private Certificates") have not been registered under the Securities Act of 1933 and are not offered hereby.

            The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $____ and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

            The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Sponsor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except under the limited circumstances described in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through its Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

            Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its Participants. The Class B Certificates may be transferred or exchanged, subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), at the offices of _____ located at _____, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. _____ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

DISTRIBUTIONS

            Method, Timing and Amount. Distributions on the Certificates will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _____ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

            The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

                        (a) the total amount of all cash received on the
            Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

                                    (i)         all Monthly Payments collected
                                                but due on a Due Date
                                                subsequent to the related
                                                Due Period,

                                    (ii)        all principal prepayments
                                                (together with related payments
                                                of the interest thereon and
                                                related Prepayment Premiums),
                                                Liquidation Proceeds, Insurance
                                                Proceeds and other unscheduled
                                                recoveries received subsequent
                                                to the related Due Period, and

                                    (iii)       all amounts in the Certificate
                                                Account that are due or
                                                reimbursable to any person
                                                other than the
                                                Certificateholders;

                        (b) all P&I Advances made by the Master Servicer with respect to such Distribution Date; and

                        (c) any Compensating Interest Payment made by the
            Master Servicer to cover or reduce the amount, if any, by which Prepayment Interest Shortfalls incurred during the related Due Period exceed Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period. See "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

            The "Due Period" for each Distribution Date will be the period that begins on the __ day of the month preceding the month in which such Distribution Date occurs and ends on the __ day of the month in which such Distribution Date occurs. The "Determination Date" for each Distribution Date is the __ day of the month in which such Distribution Date occurs or, if any such ___ day is not a business day, then the next preceding business day.

            Priority. On each Distribution Date, for so long as the Class A and/or Class B Certificates are outstanding, the Master Servicer will (except as otherwise described under "-Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

            (1) to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of
                        (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to
                        zero);

            (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

            (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

            (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of
                        (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Class A Certificates have been retired, then to the extent not distributed in retirement thereof on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

            (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

            (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause (6);

            (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

            (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution
                        Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

            (10) to distributions of principal to the holders of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations (i.e., C, B, A), in an aggregate amount equal to the product of (a) the Class R Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero);

            (11) to distributions of principal to the holders of the respective Classes of REMIC Regular Certificates, in alphabetical order of their Class designations (i.e., A, B, C), in an aggregate amount equal to any Uncovered Portion of the Certificate Balance of the Class C Certificates immediately prior to such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero);

            (12) to distributions of principal to the holders of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations (i.e., C, B, A,), in an aggregate amount equal to __% of the balance, if any, of the Available Distribution Amount remaining after the distributions to be made as described in clauses (1) through (11) above (such remaining balance, if any, herein referred to as "Excess Funds") (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

            (13) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance of any Excess Funds.

            Pass-Through Rates. The Pass-Through Rates applicable to the Class A and Class B Certificates for the initial Distribution Date will equal __ % and __% per annum, respectively. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates will equal LIBOR for such Distribution Date, plus __ basis points (i.e., ___ percentage points), subject to a maximum of __% per annum and a minimum of __% per annum; unless, however, the rate so calculated exceeds the Funds-Available Cap Rate in respect of the Class A Certificates for such Distribution Date, in which case the Pass-Through Rate for the Class A Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

            [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

            "LIBOR" for each Distribution Date will be the average of the interbank offered rates for one month United States dollar deposits in the London market as determined during the preceding month in accordance with the method described below. The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "360/360 basis", which is the basis of accrual for interest on the REMIC Regular Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 360/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 360/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less ___ basis points.

            The "Funds-Available Cap Rate" applicable to the determination of the Pass-Through Rate on the Class A Certificates for each Distribution Date will be an annualized rate equal to the product of (a) the Weighted Average Effective Net Mortgage Rate for such Distribution Date, multiplied by (b) a fraction, expressed in decimal form, the numerator of which is the sum of (i) the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date and (ii) the Excess Pool Balance immediately prior to such Distribution Date, and the denominator of which is the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date. Accordingly, if the Excess Pool Balance is zero (i. e., the aggregate Stated Principal Balance of the Mortgage Pool is less than or equal to the aggregate Certificate Balance of the REMIC Regular Certificates), the Funds-Available Cap Rate applicable to the determination of the Pass-Through Rate for the Class A Certificates for any Distribution Date will be the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

            Determination of LIBOR. LIBOR for the initial Distribution Date will equal ___% per annum. LIBOR for each subsequent Distribution Date will be determined as described below on' the second LIBOR business day preceding the Distribution Date in the prior month (each, a "LIBOR Adjustment Date"). A "LIBOR business day" is any day on which banking institutions in London, New York City and ___, are open for dealing in foreign currency and exchange.

            On each LIBOR Adjustment Date, the Master Servicer will determine LIBOR on the basis of the LIBOR quotations of the Reference Banks (as defined below), as such quotations are available to the Master Servicer as of 11:00 a.m. (London time) on such LIBOR Adjustment Date. As used herein with respect to a LIBOR Adjustment Date, "Reference Banks" means four leading banks engaged in transactions in one-month Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the LIBOR Adjustment Date in question and (iii) which have been designated as such by the Master Servicer and are able and willing to provide such quotations to the Master Servicer on each LIBOR Adjustment Date, and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rate quotations of major banks). The initial Reference Banks will be ______, ____, ____ and ___. If any Reference Bank designated by the Master Servicer should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Master Servicer will be required to designate an alternative Reference Bank.

            On each LIBOR Adjustment Date, LIBOR will be established by the Master Servicer as follows:

                        (i) if on any LIBOR Adjustment Date two or more of the Reference Banks provide such offered rate quotations, LIBOR will be the arithmetic mean of such offered rate quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

                        (ii) if on any LIBOR Adjustment Date only one of the Reference Banks provides such offered rate quotations, LIBOR will be whichever is the higher of (A) LIBOR as determined on the previous LIBOR Adjustment Date and (B) a rate per annum (the "Reserve Interest Rate") determined by the Master Servicer to be either (1) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16 % ) of the one-month Eurodollar lending rates that the New York City banks selected by the Master Servicer are quoting, on the relevant LIBOR Adjustment Date, to the principal London offices of leading banks in the London interbank market or (2) if the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Master Servicer are quoting on such LIBOR Adjustment Date to leading European banks; and

                        (iii) if on any LIBOR Adjustment Date the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in the immediately preceding clause (ii), LIBOR will be LIBOR as determined on the previous LIBOR Adjustment Date, or, in the case of the first LIBOR Adjustment Date, __% per annum.

            The establishment of LIBOR by the Master Servicer on any LIBOR Adjustment Date, in the absence of manifest error, will be final and binding.

            Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of REMIC Regular Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of (i) the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period or covered by the Master Servicer's Compensating Interest Payment for such Distribution Date (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall"), and
(ii) the aggregate of any negative amortization in respect of the Mortgage

Loans for their respective Due Dates during the related Due Period (the aggregate of such negative amortization, as to such Distribution Date, the "Aggregate Mortgage Loan Negative Amortization").

            The "Accrued Certificate Interest" in respect of each Class of REMIC Regular Certificates for each Distribution Date is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date.

            The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of REMIC Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of REMIC Regular Certificates for such Distribution Date accrued on the related Certificate Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, and the denominator of which is equal to 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date. Any portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is not otherwise allocated to the REMIC Regular Certificates will be deemed to be allocated to the Class R Certificates.

            The Aggregate Mortgage Loan Negative Amortization, if any, for each Distribution Date will be allocated among the respective Classes of Certificates in a manner identical to that described in the preceding paragraph for the allocation of any Net Aggregate Prepayment Interest Shortfall. That portion of the Aggregate Mortgage Loan Negative Amortization for any Distribution Date that is allocable to a Class of REMIC Regular Certificates will be added to the Certificate Balance of such Class of REMIC Regular Certificates and, accordingly, will constitute the "Certificate Negative Amortization" in respect thereof for such Distribution Date.

            Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments (including Balloon Payments)[, net of any related Workout Fees payable therefrom to the Special Servicer,] due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior P&I Advances.

            The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate off: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period [, net of any related Workout Fees payable therefrom to the Special Servicer]; and
(b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loan[, net of any related Workout Fees payable therefrom to the Special Servicer].

            The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal Collections and Advances".

            The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of REMIC Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

            Certain Calculations with Respect to Individual Mortgage Loans.
The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders, subject to the Special Servicer's right to receive any Workout Fee with respect to such Mortgage Loan. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be increased by any negative amortization experienced by such Mortgage Loan that is allocated to the Certificates on such date, and reduced by any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are distributed on the Certificates on such date (or that would have been so distributed if they had not otherwise been paid to the Special Servicer in respect of any related Workout Fees). The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus.

            For purposes of calculating distributions on the Certificates, as well as the amount of Servicing Fees and Workout Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer or the Special Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Special Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, equal one month's interest thereon at the applicable Mortgage Rate.

SUBORDINATION

            The rights of holders of the Class B Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation, will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-

Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

            Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Private Certificates.

            Losses and other shortfalls experienced with respect to the Mortgage Loans will not, with the exception of any Net Aggregate Prepayment Interest Shortfalls, be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of REMIC Regular Certificates, even though such losses and shortfalls may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time may be less than the aggregate Certificate Balance of the REMIC Regular Certificates. Such deficit will be allocated to the respective Classes of REMIC Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (i.e., C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans.

P&I ADVANCES

           [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of related Servicing Fees and any related Workout Fees), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to 30 days' interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of related Servicing Fees), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of related Servicing Fees), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

            The Master Servicer will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made, whether in the form of late payments, Insurance Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any P&I Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer will be entitled to recover any P&I Advance that it so determines to be a Nonrecoverable P&I Advance out of general funds on deposit in the Certificate Account. See "Description of the Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

            In connection with its recovery of any P&I Advance made by it (in the case of the Master Servicer only) or any reimbursable servicing expense incurred by it (each, an "Advance"), each of the Master Servicer and the Special Servicer will be entitled to retain, out of any amounts then on deposit in the Certificate Account, interest at a per annum rate equal to ___ (the "Reimbursement Rate"), accrued on the amount of such Advance from the date made to but not including the date of reimbursement. The Special Servicer is entitled to receive as additional servicing compensation the aggregate amount of Penalty Charges received during each Due Period, but only to the extent that such Penalty Charges exceed the aggregate amount of interest paid to the Master Servicer and/or the Special Servicer during such Due Period in respect of unreimbursed Advances. Accordingly, Penalty Charges are deemed to be the first source of funds for paying the Master Servicer and Special Servicer interest on Advances. However, if the aggregate amount of interest paid to the Master Servicer and/or the Special Servicer in respect of unreimbursed Advances during any Due Period exceeds the aggregate amount of Penalty Charges collected during such Due Period, such excess will likely be paid out of amounts received on the Mortgage Loans representing previously unadvanced interest (net of related Servicing Fees) and principal (net of any related Workout Fees). If such is the case, shortfalls on the Certificates will result.

            To the extent not offset or covered by Penalty Charges or amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by Penalty Charges or amounts otherwise payable on the Class B and the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class A Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's and/or Special Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Reimbursement Rate to the Master Servicer and Special Servicer.]

REPORTS TO CERTIFICATEHOLDERS; CERTAIN AVAILABLE INFORMATION

            On each Distribution Date, the Master Servicer will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the Master Servicer to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates-Reports to Certificateholders" in the Prospectus.

            The Pooling and Servicing Agreement requires that the Trustee make available at its Corporate Trust Office, during normal business hours, for review by any holder of an Offered Certificate or any person identified to the Trustee as a prospective transferee of an Offered Certificate, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer in respect of each Mortgaged Property, (f) the most recent Mortgaged Property annual operating statements, if any, collected by or on behalf of the Special Servicer, and (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer. Copies of any and all of the foregoing items will be available from the Trustee upon request; however, the Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

            Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. Conveyance of notices and other communications by DTC to Participants, and by Participants to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee, the Sponsor, the REMIC Administrator and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

VOTING RIGHTS

            At all times during the term of the Pooling and Servicing Agreement, the Voting Rights for the series offered hereby shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates (net, in the case of a Class of REMIC Regular Certificates, of any Uncovered Portion of the related Certificate Balance). Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. See "Description of the Certificates Voting Rights" in the Prospectus.

TERMINATION

            The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

            Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than ___% of the Initial Pool Balance.

            On the final Distribution Date, the aggregate amount paid by the Master Servicer for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied: first, to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; second, to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of the Certificate Balance of the Class A Certificates outstanding immediately prior to such Distribution Date, plus any Certificate Negative Amortization in respect of the Class A Certificates for such Distribution Date; third, to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; fourth, to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of the Certificate Balance of the Class B Certificates outstanding immediately prior to such Distribution Date, plus any Certificate Negative Amortization in respect of the Class B Certificates for such Distribution Date; and thereafter, to distributions to holders of the Private Certificates.

THE TRUSTEE

            ______, a ______, will act as Trustee on behalf of the Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The Corporate Trust Office of the Trustee is located at _____. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.

                       YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

            General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

            Pass-Through Rate. The Pass-Through Rate applicable to the Class A Certificates for any Distribution Date will equal LIBOR for such Distribution Date, plus __ basis points, subject to a maximum of __% per annum and a minimum of ___% per annum; unless, however, the rate so calculated exceeds the Funds-Available Cap Rate applicable to the Class A Certificates for such Distribution Date, in which case the Pass-Through Rate for the Class A Certificates for such Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. See "Description of the Certificates-Distributions-Pass-Through Rates" herein. Accordingly, the yield on the Class A Certificates, in general, will be highly sensitive to monthly changes in LIBOR.

            Listed below are some historical values of LIBOR since January 1986. LIBOR values may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future values of LIBOR, and no assurance can be given as to the value of LIBOR on any LIBOR Adjustment Date.

MONTH              1990       1991      1992      1993     1994       1995       1996      1997
------             ----       ----      ----      ----     ----       ----       ----      ----
January...........   %          %         %          %        %          %          %        %
February..........
March.............
April.............
May...............
June..............
July..............
August............
September.........
October...........
November..........
December..........

            Whether the Pass-Through Rate for the Class A Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate rather than the LIBOR-based rate described above will depend on whether and to what extent LIBOR for that Distribution Date plus __ basis points (subject to the maximum and minimum rates per annum described above) exceeds the then Weighted Average Effective Net Mortgage Rate and, if so, whether and to what extent there then exists an Excess Pool Balance.

            Although ___ of the Mortgage Loans, which represent __% of the Initial Pool Balance, are ARM Loans, future fluctuations in LIBOR will not necessarily be accompanied by corresponding proportionate changes in the then Weighted Average Effective Net Mortgage Rate because the Indices upon which adjustments to the Mortgage Rates for the ARM Loans are based may not rise and fall in a manner consistent with LIBOR. In particular, the COFI Index, which serves as the Index for ARM Loans that represent __% of the Initial Pool Balance, is generally referred to as a lagging index because it tends to rise and fall more slowly than LIBOR, which is generally referred to as a market index. See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Eleventh District Cost of Funds Index" herein. Furthermore, the Mortgage Rates on the ARM Loans may not fully and promptly reflect changes in the corresponding Indices due to the effect of periodic and lifetime floors and caps on changes to such Mortgage Rates and the periodicity of Interest Rate Adjustment Dates for the ARM Loans. [For example, although the initial Weighted Average Effective Net Mortgage Rate exceeds by __ percentage points the initial Pass-Through Rate for the Class A Certificates, most of the Mortgage Rates in effect for the ARM Loans that provide for minimum lifetime Mortgage Rates are at their minimum permitted lifetime levels. Consequently, an increase of __ percentage points in each of the Indices applicable to the ARM Loans would result, even if the Mortgage Rates thereon could be contemporaneously adjusted, in an increase of only ___ percentage points in the Weighted Average Effective Net Mortgage Rate. A simultaneous increase of ___ percentage points in LIBOR would therefore narrow, to __ percentage points, the gap between the Pass-Through Rate for the Class A Certificates and the Weighted Average Effective Net Mortgage Rate. In addition, changes in the Weighted Average Effective Net Mortgage Rate from time to time will depend on changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

            As described above, whether the Pass-Through Rate on the Class A Certificates at any time is based on LIBOR or is equal to the then applicable Weighted Average Effective Net Mortgage Rate may depend in part upon the presence of Excess Pool Balance, that is, an excess of the aggregate Stated Principal Balance of the Mortgage Pool over the aggregate Certificate Balance of all of the Classes of REMIC Regular Certificates. If the sum of monthly LIBOR for any Distribution Date plus ___ basis points exceeds the Weighted Average Effective Net Mortgage Rate for such Distribution Date, then the Pass-Through Rate for the Class A Certificates will equal (subject to a maximum rate of __% per annum) the higher LIBOR-based rate rather than the lower Weighted

Average Effective Net Mortgage Rate only if the LIBOR-based rate does not exceed the applicable Funds-Available Cap Rate. The Funds-Available Cap Rate applicable to the calculation of the Pass-Through Rate in respect of the Class A Certificates for any Distribution Date is an annualized rate equal to the product of the Weighted Average Effective Net Mortgage Rate and a fraction, expressed as a decimal, the numerator of which is the sum of the Certificate Balance of the Class A Certificates and the Excess Pool Balance immediately prior to such Distribution Date, and the denominator of which is the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date. Accordingly, the Funds-Available Cap Rate rises with the expansion of the Excess Pool Balance; and, for any Distribution Date, 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such Distribution Date accrued on the Excess Pool Balance, if any, immediately prior thereto represents the maximum amount by which interest accrued on the Class A Certificates at a LIBOR-based Pass-Through Rate can exceed interest accrued on such Certificates at the Weighted Average Effective Net Mortgage Rate. See "Description of the Certificates-Distributions -Pass-Through Rates" herein. The amount of Excess Pool Balance outstanding from time to time will depend on the aggregate amount of Excess Funds, and on the aggregate amount of the Class R Certificates' allocable share (based on the Ownership Percentage evidenced thereby from time to time) of Distributable Principal Collections and Advances, in each case applied to amortize the Certificate Balances of the respective Classes of REMIC Regular Certificates. As discussed under "Description of the Certificates-Distributions-Priority" herein, __% of Excess Funds, and 100% of the Class R Certificates' allocable share of Distributable Principal Collections and Advances, will be so applied on each Distribution Date. Excess Funds for any Distribution Date will generally equal the amount, if any, by which (a) the portion of the Available Distribution Amount that represents interest on the Mortgage Loans, exceeds (b) the sum of (i) the aggregate amount of Distributable Certificate Interest to be paid in respect of the REMIC Regular Certificates on such Distribution Date, and (ii) the aggregate Uncovered Portion of the Certificate Balances of the REMIC Regular Certificates immediately prior to such Distribution Date.

            The Pass-Through Rate applicable to the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Class B Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

           Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on such Certificates. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions of the Class R Certificates' allocable share of the Scheduled Principal Distribution Amount for each Distribution Date will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Consequently, the rate and timing of principal payments on the Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage

Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus.

            The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments (to the extent distributable on such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Sponsor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

            The yield to maturity of Offered Certificates that are purchased at a discount or premium will be similarly affected by payments of principal thereon made with funds in excess of the Distributable Principal Collections and Advances to which the holders of such Certificates may be then entitled.
As described herein under "Description of the Certificates-Distributions-Priority", if there exists an Uncovered Portion of the Certificate Balance of any Class of REMIC Regular Certificates outstanding immediately prior to a Distribution Date, distributions will be made, to the extent of the lesser of available funds and such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of REMIC Regular Certificates and each other Class of REMIC Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. Accordingly, losses incurred in respect of the Mortgage Pool, to the extent creating an Uncovered Portion of the Certificate Balance of [the Class C] Certificates, could speed amortization of the Offered Certificates, to the extent described above, beyond any positive effect on such amortization that would generally result from liquidations of Mortgage Loans prior to their maturity.

            In addition, ___% of the Excess Funds, if any, for each Distribution Date will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations. See "Description of the Certificates-Distributions-Priority" herein. The aggregate amount of Excess Funds on each Distribution Date will largely be a function of (i) whether the Class A Certificates are outstanding as of such Distribution Date and, if so, the extent to which the Pass-Through Rate on the Class A Certificates for such Distribution Date is higher or lower than the Weighted Average Effective Net Mortgage Rate for such date, and (ii) the size of the Excess Pool Balance or, conversely, of the aggregate Uncovered Portion of the Certificate Balances of the REMIC Regular Certificates immediately prior to such Distribution Date. Because such variables are in turn dependent on a variety of factors, including, among other things, monthly fluctuations in LIBOR, adjustments of the Mortgage Rates on the ARM Loans, the relative composition of the Mortgage Pool from time to time, and the rate and timing of principal payments and the severity of losses on the Mortgage Loans, no assurance can be given as to the amount of Excess Funds that will be available on any Distribution Date.

            Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Private Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Class A Certificates. As more fully described herein under "Description of the Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

            Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates, amortization terms that require balloon payments and provisions that permit negative amortization), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield and Maturity Considerations-Principal Prepayments" in the Prospectus.

            The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Eleventh District Cost of Funds Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of an initial "teaser rate" (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in [most] cases (approximately __% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

            Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

            The Sponsor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

            Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least __ days and as many as __ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

            Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on either Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

WEIGHTED AVERAGE LIFE

            The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and by the availability of any amounts other than Distributable Principal Collections and Advances to amortize the Certificate Balance of its Class. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions of the Class R Certificates' allocable share of the Scheduled Principal Distribution Amount for each Distribution Date, together with __% of all Excess Funds, if any, for such Distribution Date, will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations; while any distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of REMIC Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of REMIC Regular Certificates and each other Class of REMIC Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. As a consequence of the foregoing, the weighted average life of the Class A Certificates will be shorter, and the weighted average life of the Class B Certificates may be longer, than would otherwise be the case if Distributable Principal Collections and Advances and any other amounts being applied in reduction of the Certificate Balances of the REMIC Regular Certificates were being distributed on a pro rata basis among the respective Classes thereof.

             __ Mortgage Loans, which represent __% of the Initial Pool Balance, permit negative amortization. Although it is impossible to predict the degree of Mortgage Loan negative amortization that will actually be experienced with respect to the Mortgage Pool following the Cut-off Date, the allocation of negative amortization to any Class of Offered Certificates (and the corresponding increase in the Certificate Balance of such Class) will have the effect of extending the weighted average life of such Certificates. As more fully described herein under "Description of the Certificates-Distributions-Distributable Certificate Interest", any negative amortization experienced by the Mortgage Loans during a particular Due Period will be allocated among the respective Classes of Certificates generally on a pro rata basis on the related Distribution Date.

            Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loan is prepaid before maturity. The columns headed "__ %", "__ %", "__ %" and "__%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loan will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate.]

            The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the following assumptions, among others:
[(i) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ____ 199__ ; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of _____,199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 360/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and, (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term, subject to such Mortgage Loan's periodic payment cap or negative amortization limits, if any; (v) principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective CPRs set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and the Master Servicer will not exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund; and (vii) the Pass-Through Rate for the Class A Certificates will remain at ___% per annum.] To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, each Class of the Offered Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages.

            Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

            Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

               PERCENT OF THE INITIAL CERTIFICATE BALANCE OF THE
                  CLASS A CERTIFICATES AT THE RESPECTIVE CPRS
                                SET FORTH BELOW:

Date                                                                                0%          %           %           %        %
----                                                                                --          -           -           -        -
Delivery Date............................................................      100.0         100.0      100.0       100.0    100.0
____________25, 1998............................................
____________25, 1999............................................
____________25, 2000............................................
____________25, 2001............................................
____________25, 2002............................................
____________25, 2003............................................
____________25, 2004............................................
____________25, 2005............................................
Weighted Average Life (years)(A) ...........

----------
(A)         The weighted average life of a Class A Certificate is determined by
            (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

            Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

               PERCENT OF THE INITIAL CERTIFICATE BALANCE OF THE
                  CLASS B CERTIFICATES AT THE RESPECTIVE CPRS
                                SET FORTH BELOW:

Date                                                                                0%          %           %           %        %
----                                                                                --          -           -           -        -
Delivery Date...................................................                100.0       100.0       100.0       100.0    100.0
____________25, 1998............................................
____________25, 1999............................................
____________25, 2000............................................
____________25, 2001............................................
____________25, 2002............................................
____________25, 2003............................................
____________25, 2004............................................
____________25, 2005............................................
____________25, 2006............................................
Weighted Average Life (years)(A) ...........

--------------
(A)         The weighted average life of a Class B Certificate is determined by
            (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

                                USE OF PROCEEDS

            Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Sponsor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

            Upon the issuance of the Offered Certificates, ________________, counsel to the Sponsor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Internal Revenue Code of 1986 (the "Code"). For federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the Trust Fund, and the Class A, Class B and Class C Certificates will be the "regular interests" in the Trust Fund and will be treated as debt instruments of the REMIC. See "Material Federal Income Tax Consequences-REMICs" in the Prospectus.

            The _____ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of __%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" in the Prospectus.

            The _____ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Material Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Premium" in the Prospectus.

            The Offered Certificates will be treated as "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the
Code. Moreover, the Offered Certificates will be "obligation[s]....which....
[are] principally secured by an interest in real property" within the meaning of Section 860(G)(a)(3) of the Code. See "Material Federal Income Tax Consequences-REMICs-Characterization of Investments in REMIC Certificates" in the Prospectus.

            _____, a _____, will act as REMIC Administrator for the Trust Fund. [The Master Servicer will be responsible for the fees and normal disbursements of the REMIC Administrator.] See "Material Federal Income Tax Consequences-REMICs-Reporting and Other Administrative Matters" and "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Sponsor", "-Events of Default" and "-Rights Upon Event of Default" in the Prospectus.

            For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences-REMICs" in the Prospectus.

                              ERISA CONSIDERATIONS

            A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

            [The U.S. Department of Labor issued to Citicorp an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-88 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501 (i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) Citicorp, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Citicorp (such as [Citicorp Securities, Inc.] [Citibank, N.A.]), and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

            The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Sponsor, the Trustee, the Master Servicer, the Special Servicer, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5 % of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Sponsor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

            Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by ___________. As of the Delivery Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

            [The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates. [The Sponsor has confirmed to its satisfaction that such requirements have been satisfied as of the date hereof.]]

            If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Sponsor or an Underwriter and a Plan when the Sponsor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, a Sub-Servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

            If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Sponsor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

            Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool. [The Sponsor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Class A Certificates.]

            The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

            [Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.]

            [Because the characteristics of the Class B Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Special Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus.

            Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                                LEGAL INVESTMENT

            [As long as the Class A Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Class A Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.

            SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.]

            The [Class B] Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the [Class B] Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the [Class B] Certificates, is subject to significant interpretive uncertainties.

            The Sponsor makes no representation as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

            See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

            Subject to the terms and conditions set forth in the Underwriting Agreement between the Sponsor and the Underwriter, the Offered Certificates will be purchased from the Sponsor by the Underwriter, an affiliate of the Sponsor, upon issuance. Proceeds to the Sponsor from the sale of the Offered Certificates, before deducting expenses payable by the Sponsor estimated to be approximately $____, will be __ % of the initial aggregate Certificate Balance thereof, plus accrued interest.

            Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers' may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Sponsor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

            Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to he "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

            The Sponsor also has been advised by the Underwriter that it presently intends to make a market in the Offered Certificates; however, it has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors-Limited Liquidity" herein and "Risk Factors-Certain Factors Adversely Affecting Resale of the Offered Certificates" in the Prospectus.

            THE SPONSOR HAS AGREED TO INDEMNIFY THE UNDERWRITER AND EACH PERSON, IF ANY, WHO CONTROLS THE UNDERWRITER WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT AGAINST, OR MAKE CONTRIBUTIONS TO THE UNDERWRITER AND EACH SUCH CONTROLLING PERSON WITH RESPECT TO, CERTAIN LIABILITIES, INCLUDING LIABILITIES UNDER THE SECURITIES ACT.


                                 LEGAL MATTERS

            Certain legal matters will be passed upon for the Sponsor by Stephen E. Dietz, as an Associate General Counsel of Citibank, N.A., and for the Underwriter by __________, New York, New York. Mr. Dietz owns or has the right to acquire a number of shares of common stock of Citicorp equal to less than .01% of the outstanding common stock of Citicorp. __________ will act as special tax counsel to the Sponsor with respect to certain federal income tax and ERISA matters.

                                     RATING

            It is a condition to issuance that the Class A Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "_", by ______.

            A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans.

            There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to either or both Classes thereof and, if so, what such rating or ratings would be. A rating assigned to either Class of Offered Certificates by a rating agency that has not been requested by the Sponsor to do so may be lower than the rating assigned thereto by ______.

            The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors-Limited Nature of Credit Ratings" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS

360/360 basis...................................................................S-45
Accrued Certificate Interest ...................................................S-46
Advance.........................................................................S-50
Aggregate Mortgage Loan Negative Amortization..............................S-6, S-46
ARM Loans .............................................................ii, S-3, S-21
Available Distribution Amount .............................................S-9, S-42
Balloon Payment ...........................................................S-4, S-22
Certificate Balance ..............................................................ii
Certificate Negative Amortization .........................................S-6, S-47
Certificate Registrar ..........................................................S-41
Certificates .................................................................i, S-1
Class .............................................................................i
Class A Certificate Owner .......................................................S-2
Code .....................................................................S-14, S-62
COFI ARM Loans ........................................................ii, S-3, S-21
COFI Index ..................................................................ii, S-3
Compensating Interest Payment ............................................S-13, S-38
Constant Prepayment Rate .......................................................S-58
Corporate Trust Office .........................................................S-52
CPR ............................................................................S-58
Custodian ......................................................................S-33
Cut-off Date .....................................................................ii
Cut-off Date Balance ............................................................S-4
Cut-off Date LTV Ratio .........................................................S-30
Debt Service Coverage Ratio ....................................................S-30
Definitive Class A Certificate ..................................................S-2
Delivery Date .....................................................................i
Determination Date .............................................................S-42
Distributable Certificate Interest .......................................S-11, S-46
Distributable Principal Collections and Advances  ........................S-12, S-47
Distribution Date ....................................................S-2, S-8, S-42
Distribution Date Statement.....................................................S-50
DTC..............................................................................S-1
Due Date.........................................................................S-3
Due Period ................................................................S-8, S-42
Duff & Phelps ..................................................................S-63
Effective Net Mortgage Rate ...............................................S-8, S-45
ERISA ....................................................................S-15, S-63
ERISA Considerations ...........................................................S-63
Exemption.......................................................................S-63
Excess Funds .............................................................S-11, S-44
Excess Pool Balance .......................................................S-6, S-41
FHILB of San Francisco .........................................................S-22
Fitch...........................................................................S-63
Fixed Rate Loans ......................................................ii, S-3, S-21
Form 8-K........................................................................S-35
Funds-Available Cap Rate ..............................................ii, S-8, S-45
Gross Margin.....................................................................S-3
Index .................................................................ii, S-3, S-20
Initial Pool Balance..............................................................ii
Interest Rate Adjustment Date ...................................................S-3
LIBO............................................................................S-45
LIBOR .....................................................................S-8, S-44
LIBOR Adjustment Date...........................................................S-45
Master Servicing Fee............................................................S-39
Monthly Payments ............................................................ii, S-3
Moody's.........................................................................S-63
Mortgage .......................................................................S-20
Mortgage File ..................................................................S-33
Mortgage Loan Purchase Agreement ..........................................S-2, S-32
Mortgage Loan Seller .......................................................ii, S-21
Mortgage Loan(s) ...........................................................ii, S-48
Mortgage Note ..................................................................S-20
Mortgage Pool ..............................................................ii, S-58
Mortgage Rate ...............................................................ii, S-3
Mortgaged Property ........................................................S-3, S-20
Net Aggregate Prepayment Interest Shortfall ..............................S-13, S-46
Net Mortgage Rate .........................................................S-8, S-45
Net Operating Income............................................................S-30
Nonrecoverable P&I Advance .....................................................S-49
Offered Certificates....................................................i, S-1, S-41
Ownership Percentage............................................................S-47
P&I Advance ..............................................................S-12, S-49
Participants.....................................................................S-2
Pass-Through Rate ................................................................ii
Payment Adjustment Date .........................................................S-3
Payment Cap(s).............................................................S-3, S-22
Penalty Charges ................................................................S-38
Percentage Interest.............................................................S-44
Permitted Investments ..........................................................S-37
Plan......................................................................S-15, S-63
Pooling and Servicing Agreement ...........................................S-5, S-40
Prepayment Interest Excess ...............................................S-13, S-38
Prepayment Interest Shortfall ............................................S-13, S-38
Prepayment Premiums ............................................................S-22
Private Certificates ......................................................S-1, S-41
Purchase Price..................................................................S-33
Rating Agenc[ies] ..............................................................S-16
Record Date .....................................................................S-9
Reimbursement Rate........................................................S-13, S-50
Related Proceeds ...............................................................S-49
REMIC .....................................................................iii, S-14
REMIC Regular Certificates ...........................................iii, S-2, S-41
REO Loan(s) ....................................................................S-48
REO Property .......................................................S-12, S-36, S-40
Reserve Interest Rate...........................................................S-46
Scheduled Principal Distribution Amount ..................................S-11, S-47
Securities Act..................................................................S-66
Servicing Fees .................................................................S-37
SMMEA ....................................................................S-16, S-65
Special Servicing Fee ..........................................................S-37
Specially Serviced Mortgage Assets .............................................S-36
Specially Serviced Mortgage Loans ..............................................S-36
Sponsor ..........................................................................ii
Standard & Poor's...............................................................S-63
Stated Principal Balance ..................................................S-7, S-47
Subordinate Certificates .................................................S-13, S-48
The Depositor .....................................................................i
Treasury Index...................................................................S-3
Trust Fund ..................................................................ii, S-6
Uncovered Portion..........................................................S-6, S-49
Underwriter ............................................................i, S-1, S-63
Unscheduled Principal Distribution Amount ................................S-11, S-47
Weighted Average Effective Net Mortgage Rate....................................S-45
Workout Fee................................................................S-7, S-37
Workout Fee Rate................................................................S-37

                                     S-66

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without the delivery of a final form of this prospectus supplement and the prospectus to which it relates. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 28, 1998

                              P R O S P E C T U S

                         MORTGAGE CAPITAL FUNDING, INC.
                                   (SPONSOR)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

         The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of each series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

         Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool (a "Mortgage Asset Pool") of one or more of various types of multifamily or commercial real estate loans or participations therein (the "Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial real estate loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

         As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest; (iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. See "Description of the Certificates".

                                                 (cover continued on next page)

FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE THE INFORMATION UNDER "RISK FACTORS" ON PAGE 14 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" and in the related Prospectus Supplement.

         Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. See "Risk Factors".

         This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.


                               September __, 1998

(cover continued)

       Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, such distributions will be made only from the assets of the related Trust Fund. No series of Certificates will represent an obligation of or interest in the Sponsor or any of its affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates of any series nor the assets in any Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates (the "Certificateholders") pursuant to a Pooling Agreement, as more fully described herein.

       The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates".

       If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Material Federal Income Tax Consequences" herein.

                             PROSPECTUS SUPPLEMENT

         As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount of each such class (the "Certificate Balance"), the rate at which interest accrues from time to time, if at all, with respect to each such class (the "Pass-Through Rate") or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount or a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets constituting the related Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets"); (v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (viii) information concerning the trustee (as to any series, the "Trustee") of the related Trust Fund; (ix) if the related Trust Fund includes Mortgage Loans, information concerning the master servicer (as to any series, the "Master Servicer") and, if different than the Master Servicer, the special servicer (as to any series, the "Special Servicer") of such Mortgage Loans and the circumstances under which all or a portion, as specified, of the servicing of a Mortgage Loan would transfer from the Master Servicer to the Special Servicer;
(x) whether one or more REMIC elections will be made, the designation of the "regular interests" and "residual interests" in each REMIC to be created and the identity of the person (the "REMIC Administrator") responsible for the various tax-related administrative duties in respect of each REMIC to be created; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.


                             AVAILABLE INFORMATION

         The Sponsor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Sponsor, that file electronically with the Commission.

         No person has been authorized to give any information or to make any representation not contained in this Prospectus and any related Prospectus Supplement and, if given or made, such information or representation must not be relied upon. This Prospectus and any related Prospectus Supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates, or an offer of the Offered

Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

         The related Master Servicer or Trustee will be required to mail to holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class or series of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates" and "Description of the Pooling Agreements--Evidence as to Compliance."

         The Sponsor or the Trustee will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Sponsor intends to make a written request to the staff of the Commission that the staff either (i) issue an order pursuant to Section 12(h) of the Exchange Act exempting the Sponsor from certain reporting requirements under the Exchange Act with respect to each Trust Fund or (ii) state that the staff will not recommend that the Commission take enforcement action if the Sponsor fulfills its reporting obligations as described in its written request. If such request is granted, the Sponsor will file or cause to be filed with the Commission as to each Trust Fund the periodic unaudited reports to holders of the Offered Certificates referenced in the preceding paragraph; however, because of the nature of the Trust Funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of Certificateholders expected for each series, the Sponsor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         There are incorporated herein by reference all documents and reports filed or caused to be filed by the Sponsor with respect to a Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Sponsor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Sponsor should be directed in writing to its principal executive offices specified herein under "Mortgage Capital Funding, Inc." The Sponsor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
PROSPECTUS SUPPLEMENT...........................................................................................S-3

AVAILABLE INFORMATION...........................................................................................S-3

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE...............................................................S-4

SUMMARY OF PROSPECTUS...........................................................................................S-9
         Title of Certificates..................................................................................S-9
         Sponsor................................................................................................S-9
         Master Servicer........................................................................................S-9
         Special Servicer.......................................................................................S-9
         Trustee................................................................................................S-9
         REMIC Administrator....................................................................................S-9
         The Trust Assets.......................................................................................S-9
         Description of Certificates...........................................................................S-13
         Distributions of Interest
            on the Certificates................................................................................S-14
         Distributions of Principal
           of the Certificates.................................................................................S-14
         Advances..............................................................................................S-15
         Termination...........................................................................................S-16
         Registration of Book-Entry
           Certificates........................................................................................S-16
         Tax Status of the Certificates........................................................................S-16
         ERISA Considerations..................................................................................S-19
         Legal Investment......................................................................................S-19
         Rating................................................................................................S-19


RISK FACTORS...................................................................................................S-20
         Certain Factors Adversely Affecting Resale of the Offered Certificates................................S-20
         Limited Assets for Payment of Certificates............................................................S-21
         Prepayments; Average Life of Certificates; Yields.....................................................S-21
         Limited Nature of Credit Ratings......................................................................S-23
         Certain Risks Associated with Mortgage Loans Secured by Commercial and Multifamily Properties..........................................................................S-23
         Balloon Payments; Borrower Default....................................................................S-24
         Credit Support Limitations............................................................................S-25
         Enforceability........................................................................................S-25
         Leases and Rents as Security for a Mortgage Loan......................................................S-26
         Environmental Risks...................................................................................S-26
         Special Hazard Losses.................................................................................S-26
         ERISA Considerations..................................................................................S-27
         Certain Federal Tax Considerations Regarding REMIC Residual Certificates..............................S-27
         Book-Entry Registration...............................................................................S-27
         Potential Conflicts of Interest.......................................................................S-28
         Delinquent Mortgage Loans.............................................................................S-28


                                                                                                               Page
                                                                                                               ----
DESCRIPTION OF THE TRUST FUNDS.................................................................................S-28
         General...............................................................................................S-28
         Mortgage Loans........................................................................................S-29
         MBS...................................................................................................S-32
         Certificate Accounts..................................................................................S-33
         Credit Support........................................................................................S-33
         Cash Flow Agreements..................................................................................S-33

YIELD AND MATURITY CONSIDERATIONS..............................................................................S-34
         General...............................................................................................S-34
         Pass-Through Rate.....................................................................................S-34
         Payment Delays........................................................................................S-34
         Certain Shortfalls in Collections of Interest.........................................................S-34
         Yield and Prepayment Considerations...................................................................S-35
         Weighted Average Life and Maturity....................................................................S-37
         Controlled Amortization Classes and Companion Classes.................................................S-37
         Other Factors Affecting Yield, Weighted Average Life and Maturity.....................................S-38

MORTGAGE CAPITAL FUNDING, INC..................................................................................S-41

USE OF PROCEEDS................................................................................................S-41

DESCRIPTION OF THE CERTIFICATES................................................................................S-41
         General...............................................................................................S-41
         Distributions.........................................................................................S-42
         Distributions of Interest on the Certificates.........................................................S-42
         Distributions of Principal of the Certificates........................................................S-43
         Distributions on the Certificates in Respect of Prepayment Premiums or in
           Respect of Equity Participations....................................................................S-44
         Allocation of Losses and Shortfalls...................................................................S-44
         Advances in Respect of Delinquencies..................................................................S-44
         Reports to Certificateholders.........................................................................S-45
         Voting Rights.........................................................................................S-47
         Termination...........................................................................................S-47
         Book-Entry Registration and Definitive Certificates...................................................S-48

DESCRIPTION OF THE POOLING AGREEMENTS..........................................................................S-49
         General...............................................................................................S-49
         Assignment of Mortgage Loans; Repurchases.............................................................S-50
         Representations and Warranties; Repurchases...........................................................S-51
         Collection and Other Servicing Procedures.............................................................S-52
         Sub-Servicers.........................................................................................S-53
         Certificate Account...................................................................................S-53
         Escrow Accounts.......................................................................................S-57
         Modifications, Waivers and Amendments of Mortgage Loans...............................................S-57
         Realization Upon Defaulted Mortgage Loans.............................................................S-58
         Hazard Insurance Policies.............................................................................S-60
         Due-on-Sale and Due-on-Encumbrance Provisions.........................................................S-61
         Servicing Compensation and Payment of Expenses........................................................S-61
         Evidence as to Compliance.............................................................................S-62


                                                                                                               Page
                                                                                                               ----
         Certain Matters Regarding the Master Servicer, the Special Servicer,
           the REMIC Administrator and the Sponsor.............................................................S-63
         Events of Default.....................................................................................S-64
         Rights Upon Event of Default..........................................................................S-65
         Amendment.............................................................................................S-65
         List of Certificateholders............................................................................S-66
         The Trustee...........................................................................................S-66
         Duties of the Trustee.................................................................................S-66
         Certain Matters Regarding the Trustee.................................................................S-66
         Resignation and Removal of the Trustee................................................................S-67

DESCRIPTION OF CREDIT SUPPORT..................................................................................S-67
         General...............................................................................................S-67
         Subordinate Certificates..............................................................................S-68
         Cross-Support Provisions..............................................................................S-68
         Insurance or Guarantees with Respect to Mortgage Loans................................................S-68
         Letter of Credit......................................................................................S-69
         Certificate Insurance and Surety Bonds................................................................S-69
         Reserve Funds.........................................................................................S-69
         Credit Support with Respect to MBS....................................................................S-70

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS........................................................................S-70
         General...............................................................................................S-70
         Types of Mortgage Instruments.........................................................................S-70
         Leases and Rents......................................................................................S-71
         Cooperative Loans.....................................................................................S-71
         Personalty............................................................................................S-72
         Foreclosure on Mortgages..............................................................................S-73
         Foreclosure on Cooperative Shares.....................................................................S-76
         Bankruptcy Laws.......................................................................................S-77
         Environmental Risks...................................................................................S-78
         Due-on-Sale and Due-on-Encumbrance....................................................................S-80
         Subordinate Financing.................................................................................S-80
         Default Interest and Limitations on Prepayments.......................................................S-80
         Applicability of Usury Laws...........................................................................S-81
         Soldiers' and Sailors' Civil Relief Act of 1940.......................................................S-81
         Americans with Disabilities Act.......................................................................S-81
         Forfeitures in Drug and RICO Proceedings..............................................................S-82

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.......................................................................S-82
         General...............................................................................................S-82
         REMICs................................................................................................S-83
         New Withholding Regulations...........................................................................S-99
         Grantor Trust Funds..................................................................................S-100

STATE AND OTHER TAX CONSEQUENCES..............................................................................S-110

ERISA CONSIDERATIONS..........................................................................................S-110
         General..............................................................................................S-110
         Plan Asset Regulations...............................................................................S-111

                                                                                                               Page
                                                                                                               ----
LEGAL INVESTMENT..............................................................................................S-112

METHOD OF DISTRIBUTION........................................................................................S-114

FINANCIAL INFORMATION.........................................................................................S-115

RATING........................................................................................................S-116

INDEX OF PRINCIPAL TERMS......................................................................................S-117


                             SUMMARY OF PROSPECTUS

         The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES............................  Mortgage Pass-Through Certificates, issuable in series (the
                                                   "Certificates").

SPONSOR..........................................  Mortgage Capital Funding, Inc., a wholly-owned subsidiary of
                                                   Citicorp Banking Corporation, which in turn is a wholly-owned subsidiary of Citicorp. See "Mortgage Capital Funding, Inc."

MASTER SERVICER..................................  The master servicer (the "Master Servicer"), if any, for a series of Certificates will be named in the related Prospectus
                                                   Supplement. Any Master Servicer may be an affiliate of the
                                                   Sponsor. See "Description of the Pooling
                                                   Agreements--Collection and Other Servicing Procedures".

SPECIAL SERVICER.................................  The special servicer (the "Special Servicer"), if any, for a series of Certificates will be named in the related Prospectus
                                                   Supplement. Any Special Servicer may be an affiliate of the
                                                   Sponsor and/or may also be acting as Master Servicer. See
                                                   "Description of the Pooling Agreements--Collection and Other
                                                   Servicing Procedures".

TRUSTEE..........................................  The trustee (the "Trustee") for each series of Certificates will be named in the related Prospectus Supplement. See
                                                   "Description of the Pooling Agreements--The Trustee".

REMIC ADMINISTRATOR..............................  The person (the "REMIC Administrator") responsible for the various tax-related administrative duties for a series of
                                                   Certificates as to which one or more REMIC elections have
                                                   been made, will be named in the related Prospectus
                                                   Supplement. Any REMIC Administrator may be an affiliate of the Sponsor and/or may also be acting as Master Servicer,
                                                   Special Servicer or Trustee. See "Material Federal Income Tax
                                                   Consequences--REMICs--Reporting and Other
                                                   Administrative Matters."

THE TRUST ASSETS.................................  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:



                                       9



A.  Mortgage Assets..............................  The Mortgage Assets with respect to each series of Certificates will, in general, consist of a pool of real estate loans, including participations therein (collectively, the "Mortgage Loans"), secured by liens on, or security interests in fee and/or leasehold estates in, or cooperative shares relating to, properties (the
                                                   "Mortgaged Properties") consisting of, without limitation,
                                                   (1) residential buildings with multiple dwelling units and mobile home parks or  (2) office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial facilities, mixed use or various other types of income-producing properties or unimproved land (the
                                                   "Commercial Properties").  Certain of the Mortgaged
                                                   Properties may be owned by a private cooperative corporation
                                                   (a "Cooperative").  If so specified in the related Prospectus
                                                   Supplement, certain Mortgage Loans  (the "Cooperative
                                                   Loans") will be secured by security interests in shares in a
                                                   Cooperative that give the owner thereof the right to occupy particular multiple dwelling units or a particular commercial unit in the cooperative building or complex. If so specified in the related Prospectus Supplement, a Trust Fund may include
                                                   Mortgage Loans secured by liens on real estate projects under construction. The Mortgage Loans will not be guaranteed or insured by the Sponsor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. If so specified in the related Prospectus Supplement, a Trust Fund may include some Mortgage Loans that are delinquent as of the date the related Trust Fund is formed.

                                                   The Mortgaged Properties securing the Mortgage Loans in any
                                                   Mortgage Asset Pool may be located in the United States,
                                                   its territories and possessions, the Commonwealth of Puerto
                                                   Rico and, in a limited number of cases, outside the
                                                   foregoing jurisdictions.

                                                   As and to the extent described in the related Prospectus
                                                   Supplement, a Mortgage Loan (i) may provide for accrual of interest thereon at an interest rate (a "Mortgage Rate")
                                                   that is fixed over its term or that adjusts from time to
                                                   time, or that may be converted at the borrower's election
                                                   from an adjustable to a fixed Mortgage Rate, or from a
                                                   fixed to an adjustable Mortgage Rate, and in some cases
                                                   back again, (ii) may provide for level payments to maturity or for payments that adjust from time to time to
                                                   accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative
                                                   amortization, (iii) may be fully amortizing over its


                                       10



                                                   term to maturity or may require a balloon payment on its
                                                   stated maturity date, (iv) may provide for no amortization prior to its stated maturity date, (v) may contain a
                                                   prohibition on prepayment and/or require payment of a
                                                   premium or a yield maintenance amount in connection with a prepayment and (vi) may provide for payments of principal, interest or both, on due dates that occur monthly,
                                                   quarterly, semi-annually, annually or at such other
                                                   interval as is specified in the related Prospectus
                                                   Supplement. Unless otherwise provided in the related
                                                   Prospectus Supplement, each Mortgage Loan will have had an original term to maturity of not more than approximately 40 years. Unless otherwise provided in the related Prospectus
                                                   Supplement, no Mortgage Loan will have been originated by
                                                   the Sponsor; however, some or all of the Mortgage Loans in any Trust Fund may have been originated by an affiliate of the Sponsor. See "Description of the Trust Funds--Mortgage
                                                   Loans".

                                                   If and to the extent specified in the related Prospectus
                                                   Supplement, the Mortgage Assets with respect to a series of
                                                   Certificates may also include, or consist of, (i) mortgage pass-through certificates or other mortgage-backed
                                                   securities or (ii) certificates insured or guaranteed by
                                                   the Federal Home Loan Mortgage Corporation ("FHLMC"), the
                                                   Federal National Mortgage Association ("FNMA"), the
                                                   Government National Mortgage Association ("GNMA") or the
                                                   Federal Agricultural Mortgage Corporation ("FAMC")
                                                   (collectively, the mortgage-backed securities referred to
                                                   in clauses (i) and (ii), "MBS"), provided that each MBS
                                                   will evidence an interest in, or will be secured by a
                                                   pledge of, one or more real estate loans that conform to
                                                   the descriptions of the Mortgage Loans contained herein.
                                                   See "Description of the Trust Funds--MBS".

                                                   Each Mortgage Asset will be selected by the Sponsor for
                                                   inclusion in a Trust Fund from among those purchased,
                                                   either directly or indirectly, from a prior holder thereof
                                                   (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer
                                                   of such MBS and may be an affiliate of the Sponsor.

B.  Certificate Account..........................  Each Trust Fund will include one or more accounts
                                                   (collectively, the "Certificate Account") established and
                                                   maintained on behalf of the Certificateholders into which
                                                   the person or persons designated in the related Prospectus
                                                   Supplement will, to the extent provided in the related
                                                   Pooling Agreement (as defined below) described herein and
                                                   in the related Prospectus Supplement, deposit all payments and other collections received or advanced with respect to the Mortgage



                                       11



                                                   Assets and other assets in such Trust Fund. A Certificate
                                                   Account may be maintained as an interest bearing or a
                                                   non-interest bearing account, and funds held therein may be held as cash or invested in certain obligations acceptable to each Rating Agency (as defined below) rating one or more classes of the related series of Offered Certificates. See
                                                   "Description of the Trust Funds--Certificate Accounts" and
                                                   "Description of the Pooling Agreements--Certificate
                                                   Account".

C.  Credit Support...............................  If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the
                                                   Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of the related series in the form of subordination of one or more other classes of
                                                   Certificates of such series, which other classes may include one or more classes of Offered Certificates, or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit
                                                   support, or a combination thereof (any such coverage with
                                                   respect to the Certificates of any series, "Credit Support"). If so specified in the related Prospectus Supplement, any form of
                                                   Credit Support may offer protection only against specific types of losses and shortfalls. The amount and types of any Credit
                                                   Support, the coverage afforded by it, the identification of the entity providing it (if applicable) and related information will be set forth in the Prospectus Supplement for a series of
                                                   Offered Certificates. See "Risk Factors--Credit Support
                                                   Limitations", "Description of the Trust Funds--Credit
                                                   Support" and "Description of Credit Support".

D.  Cash Flow Agreements.........................  If so provided in the related Prospectus Supplement, a Trust
                                                   Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust
                                                   Fund may also include certain other agreements, such as
                                                   interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar
                                                   agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets or on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement
                                                   (any such agreement, a "Cash Flow Agreement"), including,
                                                   without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus
                                                   Supplement for the related series. In addition, the related
                                                   Prospectus Supplement will contain certain information that


                                       12


                                                   pertains to the obligor under any such Cash Flow Agreement.
                                                   See "Description of the Trust Funds--Cash Flow Agreements".

DESCRIPTION OF CERTIFICATES......................  Each series of Certificates will be issued in one or more classes pursuant to a pooling and servicing agreement or other
                                                   agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related
                                                   Trust Fund. As described in the related Prospectus
                                                   Supplement, the Certificates of each series, including the
                                                   Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) are senior (collectively, "Senior
                                                   Certificates") or subordinate (collectively, "Subordinate
                                                   Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (ii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively,
                                                   "Stripped Principal Certificates"); (iii) are entitled to
                                                   distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively, "Stripped Interest
                                                   Certificates"); (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (v) provide for
                                                   distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other method.

                                                   Each class of Certificates, other than certain classes of
                                                   Stripped Interest Certificates and certain classes of REMIC
                                                   Residual Certificates (as defined below), will have a
                                                   stated principal amount (a "Certificate Balance"); and each class of Certificates, other than certain classes of
                                                   Stripped Principal Certificates and certain REMIC Residual
                                                   Certificates, will accrue interest at a fixed, variable or adjustable interest rate (a "Pass-Through Rate") on its
                                                   Certificate Balance or, in the case of certain classes of
                                                   Stripped Interest Certificates, on a hypothetical or
                                                   notional amount (a "Notional Amount") used solely for such purpose and not evidencing a right to receive distributions of principal. The related Prospectus Supplement will
                                                   specify the Certificate Balance, Notional Amount and/or
                                                   Pass-Through Rate (or, in the case of a variable or
                                                   adjustable



                                       13



                                                    Pass-Through Rate, the method for determining such), as
                                                    applicable, for each class of Offered Certificates.

                                                    The Certificates will not be guaranteed or insured by the
                                                    Sponsor or any of its affiliates, by any governmental
                                                    agency or instrumentality or by any other person, unless
                                                    otherwise provided in the related Prospectus Supplement.
                                                    See "Risk Factors--Limited Assets for Payment of
                                                    Certificates" and "Description of the Certificates".

DISTRIBUTIONS OF INTEREST
   ON THE CERTIFICATES...........................  Interest on each class of Offered Certificates (other than certain classes of Stripped Principal Certificates and certain classes of
                                                   REMIC Residual Certificates) of each series will accrue at the applicable Pass-Through Rate on the Certificate Balance or, in
                                                   the case of certain classes of Stripped Interest Certificates, the
                                                   Notional Amount thereof outstanding from time to time and
                                                   will be distributed to Certificateholders as provided in the related Prospectus Supplement (each of the specified dates on which distributions are to be made, a "Distribution Date").
                                                   Distributions of interest with respect to one or more classes of
                                                   Certificates (collectively, "Accrual Certificates") may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates, and interest accrued with respect to a class of Accrual Certificates prior to the occurrence of such an event will either be added to the Certificate Balance thereof or otherwise deferred.
                                                   Distributions of interest with respect to one or more classes of
                                                   Certificates may be reduced to the extent of certain
                                                   delinquencies, losses and other contingencies described herein and in the related Prospectus Supplement. See "Risk
                                                   Factors--Prepayments; Average Life of Certificates; Yields",
                                                   "Yield and Maturity Considerations", and "Description of the
                                                   Certificates--Distributions of Interest on the Certificates".

DISTRIBUTIONS OF PRINCIPAL
  OF THE CERTIFICATES............................  Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of
                                                   REMIC Residual Certificates) will have a Certificate Balance.
                                                   The Certificate Balance of a class of Certificates outstanding from time to time will represent the maximum amount that the holders thereof are then entitled to receive in respect of principal from future cash flow on the assets in the related
                                                   Trust Fund. Unless otherwise specified in the related
                                                   Prospectus Supplement, the initial aggregate Certificate
                                                   Balance of all classes of a series of Certificates will not be greater than the outstanding principal balance of the related
                                                   Mortgage Assets as of a specified date (the "Cut-off Date"),


                                       14



                                                   after application of scheduled payments due on or before
                                                   such date, whether or not received. As and to the extent
                                                   described in the related Prospectus Supplement,
                                                   distributions of principal with respect to each series of
                                                   Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such
                                                   series entitled thereto until the Certificate Balances of
                                                   such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of
                                                   Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which
                                                   payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund.
                                                   Distributions of principal with respect to one or more
                                                   classes of Certificates may not commence until the
                                                   occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series,
                                                   or may be made at a rate that is slower (and, in some
                                                   cases, substantially slower) than the rate at which
                                                   payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund.
                                                   Distributions of principal with respect to one or more
                                                   classes of Certificates (each such class, a "Controlled
                                                   Amortization Class") may be made, subject to available
                                                   funds, based on a specified principal payment schedule.
                                                   Distributions of principal with respect to one or more
                                                   classes of Certificates (each such class, a "Companion
                                                   Class") may be contingent on the specified principal
                                                   payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other
                                                   collections of principal on the Mortgage Assets in the
                                                   related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of
                                                   principal of any class of Certificates will be made on a
                                                   pro rata basis among all of the Certificates of such class.
                                                   See "Description of the Certificates--Distributions of
                                                   Principal of the Certificates".

ADVANCES.........................................  If and to the extent provided in the related Prospectus
                                                   Supplement, if a Trust Fund includes Mortgage Loans, the
                                                   Master Servicer, the Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to make, or have the option of making, certain
                                                   advances with respect to delinquent scheduled payments of
                                                   principal and/or interest on such Mortgage Loans. Any such advances made with respect to a particular Mortgage Loan will be reimbursable from subsequent recoveries in respect of such
                                                   Mortgage Loan and otherwise to the extent described herein and in the related Prospectus Supplement. If and to the extent provided in the Prospectus Supplement for a series of
                                                   Certificates, any entity making such advances may be entitled to receive interest thereon for the period that such advances are


                                       15



                                                   outstanding, payable from amounts in the related Trust
                                                   Fund. See "Description of the Certificates--Advances in
                                                   Respect of Delinquencies". If a Trust Fund includes MBS,
                                                   any comparable advancing obligation of a party to the
                                                   related Pooling Agreement, or of a party to the related MBS
                                                   Agreement, will be described in the related Prospectus
                                                   Supplement.

TERMINATION......................................  If so specified in the related Prospectus Supplement, a series of
                                                   Certificates may be subject to optional early termination
                                                   through the repurchase of the Mortgage Assets in the related
                                                   Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so
                                                   provided in the related Prospectus Supplement, upon the
                                                   reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage
                                                   Assets to retire such class or classes, under the circumstances and in the manner set forth therein. See "Description of the
                                                   Certificates--Termination."

REGISTRATION OF BOOK-ENTRY
  CERTIFICATES...................................  If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be offered in book-entry format (collectively, "Book-Entry
                                                   Certificates") through the facilities of The Depository Trust
                                                   Company ("DTC"). Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee of DTC. No person acquiring an
                                                   interest in a class of Book-Entry Certificates (a "Certificate
                                                   Owner") will be entitled to receive a Certificate of such class in fully registered, definitive form (a "Definitive Certificate"), except under the limited circumstances described herein. See
                                                   "Risk Factors--Book-Entry Registration" and "Description of
                                                   the Certificates--Book-Entry Registration and Definitive
                                                   Certificates".

TAX STATUS OF THE CERTIFICATES...................  The Certificates of each series will constitute either (i) "regular interests" ("REMIC Regular Certificates") and "residual
                                                   interests" ("REMIC Residual Certificates") in a Trust Fund, or
                                                   a designated portion thereof, treated as a real estate mortgage investment conduit (a "REMIC") under Sections 860A through
                                                   860G of the Internal Revenue Code of 1986 (the "Code"), or
                                                   (ii) interests ("Grantor Trust Certificates") in a Trust Fund treated as a grantor trust under applicable provisions of the
                                                   Code.



                                       16


A.  REMIC........................................  REMIC Regular Certificates generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. In general, to the extent the assets and income of the
                                                   REMIC are treated as qualifying assets and income under the following sections of the Code, REMIC Regular Certificates owned by a real estate investment trust will be treated as "real estate assets" for purposes of Section 856(c)(5)(B) of the Code and interest income therefrom will be treated as "interest on obligations secured by mortgages on real property" for
                                                   purposes of Section 856(c)(3)(B) of the Code. In addition,
                                                   REMIC Regular Certificates will be "qualified mortgages"
                                                   within the meaning of Section 860G(a)(3) of the Code.
                                                   Moreover, if 95% or more of the assets and the income of the
                                                   REMIC qualify for any of the foregoing treatments, the
                                                   REMIC Regular Certificates will qualify for the foregoing
                                                   treatments in their entirety. However, REMIC Regular
                                                   Certificates owned by a thrift institution will constitute "loans
                                                   . . . secured by an interest in real property" for purposes of
                                                   Section 7701(a)(19)(C)(v) of the Code only if so specified in the related Prospectus Supplement. Holders of REMIC Regular
                                                   Certificates must report income with respect thereto on the accrual method, regardless of their method of tax accounting generally. Holders of any class of REMIC Regular Certificates issued with original issue discount generally will be required to include the original issue discount in income as it accrues, which will be determined using an initial prepayment
                                                   assumption and taking into account, from time to time, actual prepayments occurring at a rate different than the prepayment assumption. See "Material Federal Income Tax
                                                   Consequences--REMICs--Taxation of Owners of REMIC
                                                   Regular Certificates" and "--REMICs--Foreign Investors in
                                                   REMIC Certificates".

                                                   REMIC Residual Certificates generally will be treated as
                                                   representing an interest in qualifying assets and income to the same extent described above for institutions subject to
                                                   Sections 856(c)(5)(B) and 856(c)(3)(B) of the Code, but not
                                                   for purposes of Section 7701(a)(19)(C)(v) of the Code
                                                   unless otherwise stated in the related Prospectus
                                                   Supplement. A portion (or, in certain cases, all) of the
                                                   income from REMIC Residual Certificates (i) may not be
                                                   offset by any losses from other activities of the holder of such REMIC Residual Certificates, (ii) may be treated as
                                                   unrelated business taxable income for holders of REMIC
                                                   Residual Certificates that are subject to tax on unrelated business taxable income (as defined in Section 511 of the
                                                   Code), and (iii) may be subject to foreign withholding
                                                   rules. In addition, transfers of certain REMIC Residual
                                                   Certificates may be prohibited, or may be disregarded


                                       17



                                                   under some circumstances for federal income tax purposes. See
                                                   "Material Federal Income Tax Consequences--REMICs--Taxation of
                                                   Owners of REMIC Residual Certificates" and "--REMICs--Foreign
                                                   Investors in REMIC Certificates".

B.  Grantor Trust................................  Unless otherwise provided in the related Prospectus
                                                   Supplement, Grantor Trust Certificates may be either (i)
                                                   Certificates that have a Certificate Balance and a Pass-Through
                                                   Rate or that are Stripped Principal Certificates (collectively,
                                                   "Grantor Trust Fractional Interest Certificates") or (ii) Stripped
                                                   Interest Certificates.

                                                   Owners of Grantor Trust Fractional Interest Certificates
                                                   will be treated for federal income tax purposes as owners
                                                   of an undivided pro rata interest in the assets of the
                                                   related Trust Fund, and generally will be required to
                                                   report their pro rata share of the entire gross income
                                                   (including amounts incurred as servicing or other fees and expenses) from the Mortgage Assets and will be entitled,
                                                   subject to certain limitations, to deduct their pro rata
                                                   shares of any servicing or other fees and expenses incurred during the year. Holders of Grantor Trust Fractional
                                                   Interest Certificates generally will be treated as owning
                                                   an interest in qualifying assets and income under Sections
                                                   856(c)(5)(B), 856(c)(3)(B) and 860G(a)(3)(A) of the Code,
                                                   but will not be so treated for purposes of Section
                                                   7701(a)(19)(C)(v) of the Code unless otherwise stated in
                                                   the related Prospectus Supplement.

                                                   It is unclear whether Stripped Interest Certificates will
                                                   be treated as representing an ownership interest in
                                                   qualifying assets and income under Sections 856(c)(5)(A)
                                                   and 856(c)(3)(B) of the Code. However, such Certificates
                                                   will not be treated as representing an ownership interest
                                                   in assets described in Section 7701(a)(19)(C)(v) of the
                                                   Code unless otherwise stated in the related Prospectus
                                                   Supplement. The taxation of holders of Stripped Interest
                                                   Certificates is uncertain in various respects, including in particular the method such holders should use to recover
                                                   their purchase price and to report their income with
                                                   respect to such Stripped Interest Certificates. See
                                                   "Material Federal Income Tax Consequences--Grantor Trust
                                                   Funds".

                                                   Investors are advised to consult their tax advisors and to review "Material Federal Income Tax Consequences" herein
                                                   and "Certain Federal Income Tax Consequences" in the
                                                   related Prospectus Supplement.


                                       18




ERISA CONSIDERATIONS.............................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                                   retirement accounts, annuities, Keogh plans, and collective investment funds and separate accounts in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of
                                                   1974, as amended ("ERISA"), or Section 4975 of the Code,
                                                   should carefully review with their legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. See "ERISA
                                                   Considerations" herein and in the related Prospectus
                                                   Supplement.

LEGAL INVESTMENT.................................  The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                                   Enhancement Act of 1984 only if so specified in the related
                                                   Prospectus Supplement. Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered
                                                   Certificates constitute legal investments for them. See "Legal
                                                   Investment" herein and in the related Prospectus Supplement.

RATING...........................................  At their respective dates of issuance, each class of Offered
                                                   Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies
                                                   (each, a "Rating Agency"). See "Rating" herein and in the
                                                   related Prospectus Supplement.

                                  RISK FACTORS

         In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the real estate loans underlying any MBS included in such Trust Fund.

CERTAIN FACTORS ADVERSELY AFFECTING RESALE OF THE OFFERED CERTIFICATES

         There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to make a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans.

         The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

         Insofar as a secondary market does develop for any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity and riskiness thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Sponsor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

         Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination".

LIMITED ASSETS FOR PAYMENT OF CERTIFICATES

         Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Sponsor or any of its affiliates, by any governmental agency or instrumentality or by any other person; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

PREPAYMENTS; AVERAGE LIFE OF CERTIFICATES; YIELDS

         As a result of, among other things, prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of such Certificates, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors, as well as acts of God. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments thereon are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments thereon are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. The foregoing is subject, however, to, among other things, the particular terms of the Mortgage Loans (e.g., provisions which prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to get new financing. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later than expected.

         The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of early retirement of such class

("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

         A series of Certificates may include one or more Controlled Amortization Classes that will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

         A series of Certificates may include one or more classes of Offered Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recoup its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations" herein.

         When considering the effects of prepayments on the average life and yield of an Offered Certificate, an investor should also consider provisions of the related Pooling Agreement that permit the optional early termination of the class of Certificates to which such Offered Certificate belongs. If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the

Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. See "Description of the Certificates-- Termination".

LIMITED NATURE OF CREDIT RATINGS

         Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

         The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of Credit Support" and "Rating".

CERTAIN RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY COMMERCIAL AND MULTIFAMILY PROPERTIES

         Mortgage Loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans made on the security of single-family property. See "Description of the Trust Funds--Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including various events which the Sponsor, a Master Servicer and a Special Servicer may be unable to predict or control such as changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; environmental hazards; and social unrest and civil disturbances.

         In addition, additional risk may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes may present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements which may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

         It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those Mortgage Loans, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property.

         Further, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

BALLOON PAYMENTS; BORROWER DEFAULT

         Certain of the Mortgage Loans included in a Trust Fund may not be fully amortizing, and in some cases may provide for no amortization over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by commercial or multifamily, as the case may be, real properties generally. Neither the Sponsor nor any of its affiliates will be required to refinance any Mortgage Loan.

         If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer and/or Special Servicer for a Trust Fund will be permitted (within prescribed limits) to extend and modify the Mortgage Loans in such Trust Fund that are in default or as to which a payment default is either reasonably foreseeable or imminent. In addition, if any such Mortgage Loan thereafter comes current in accordance with its modified terms, the Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer and/or Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that any such extension or modification (particularly taking account of the payment of a workout fee to the Special Servicer) will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.

CREDIT SUPPORT LIMITATIONS

         The Prospectus Supplement for a series of Offered Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

         A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates) if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the later paid classes of Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a later right of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

         The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates that take into account an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Credit Ratings", "Description of the Certificates" and "Description of Credit Support".

ENFORCEABILITY

         Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will generally enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

         Notes and mortgages may contain provisions that obligate the Mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the Mortgagor's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a Mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a Mortgagor as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

LEASES AND RENTS AS SECURITY FOR A MORTGAGE LOAN

         The Mortgage Loans included in any Trust Fund typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents".

ENVIRONMENTAL RISKS

         Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances on a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage. Unless otherwise specified in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, then the related Pooling Agreement will contain provisions generally to the effect that neither the Master Servicer nor the Special Servicer may, on behalf of the Trust Fund, acquire title to a Mortgaged Property or assume control of its operation unless the Special Servicer, based upon a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans". See "Certain Legal Aspects of Mortgage Loans--Environmental Risks".

SPECIAL HAZARD LOSSES

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and Special Servicer for any Trust Fund will each be required to cause the borrower on each Mortgage Loan serviced by it to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, each of the Master Servicer and the Special Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and other kinds of risks not specified in the preceding sentence. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements--Hazard Insurance Policies".

ERISA CONSIDERATIONS

         Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

         Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described under "Material Federal Income Tax Consequences--REMICs". REMIC Residual Certificates may have "phantom income" associated with them, which is to say that taxable income may be reportable with respect to a REMIC Residual Certificate early in the term of the related REMIC with a corresponding amount of tax losses reportable in later years of that REMIC's term. Under these circumstances, the present value of the tax detriments with respect to the related REMIC Residual Certificates exceeds the present value of the related tax benefits accruing later. Therefore, the after-tax yield on a REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics, and certain REMIC Residual Certificates may have a negative "value". The requirement that holders of REMIC Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero. All or a portion of such a Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder, which (i) generally will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Moreover, because an amount of gross income equal to the fees and non-interest expenses of each REMIC will be allocated to the REMIC Residual Certificates, but such expenses will be deductible by holders of REMIC Residual Certificates who are individuals only as miscellaneous itemized deductions, REMIC Residual Certificates will generally not be appropriate investments for individuals, estates or trusts or for pass-through entities (including partnerships and S corporations) beneficially owned by, or having as partners or shareholders, one or more individuals, estates or trusts. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer, including, but not limited to, a prohibition to investors that are not United States Persons (as defined herein).

BOOK-ENTRY REGISTRATION

         If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any class of Book-Entry Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. Conveyance of notices and other communications by DTC to its Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein, Certificate Owners may suffer delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

POTENTIAL CONFLICTS OF INTEREST

         If so specified in the related Prospectus Supplement, the Master Servicer may also perform the duties of Special Servicer, and the Master Servicer, the Special Servicer or the Trustee may also perform the duties of REMIC Administrator. If so specified in the related Prospectus Supplement, an affiliate of the Sponsor, or the Mortgage Asset Seller or an affiliate thereof, may perform the functions of Master Servicer, Special Servicer and/or REMIC Administrator. In addition, any party to a Pooling Agreement or any affiliate thereof may own Certificates. Investors in the Offered Certificates should consider that any resulting conflicts of interest could affect the performance of duties under the related Pooling Agreement. For example, if the same party serves as both Master Servicer and Special Servicer for any Trust Fund and, as Master Servicer, such party is obligated to make advances in respect of delinquent payments on the Mortgage Loans in such Trust Fund, or if the Master Servicer or Special Servicer for any Trust Fund owns a significant portion of any class of Offered Certificates of the related series, then, notwithstanding the applicable servicing standard imposed by the related Prospectus Supplement, either such fact could influence servicing decisions in respect of the Mortgage Loans in such Trust Fund. Also, as specified in the related Prospectus Supplement, the holders of interests in a specified class or classes of Subordinate Certificates may have the ability to replace the Special Servicer or direct the Special Servicer's actions in connection with liquidating or modifying defaulted Mortgage Loans. Accordingly, investors in those Classes of Offered Certificates more senior thereto should consider that, although the Special Servicer will be obligated to act in accordance with the terms of the Pooling Agreement and will be governed by the servicing standard described therein, it may have interests when dealing with defaulted Mortgage Loans that are in conflict with those of holders of the Offered Certificates.


DELINQUENT MORTGAGE LOANS

         If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due. Unless otherwise described in the related Prospectus Supplement, the servicing of such Mortgage Loans as to which a specified number of payments are delinquent will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and involuntary prepayments on the Mortgage Assets in such Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans--General".


                         DESCRIPTION OF THE TRUST FUNDS

GENERAL

         The primary assets of each Trust Fund will consist of (i) one or more various types of multifamily or commercial real estate loans or participations therein (the "Mortgage Loans"), (ii) mortgage pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial real estate loans or (iii) a combination of Mortgage

Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by Mortgage Capital Funding, Inc. (the "Sponsor"). Each Mortgage Asset will be selected by the Sponsor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Sponsor. The Mortgage Assets will not be guaranteed or insured by the Sponsor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans", unless otherwise noted, applies equally to real estate loans underlying any MBS included in a particular Trust Fund.

MORTGAGE LOANS

         General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create liens on fee or leasehold estates in, or cooperative shares relating to, properties (the "Mortgaged Properties") consisting of, without limitation, (i) residential buildings with multiple dwelling units and mobile home parks ("Multifamily Properties") or (ii) office buildings, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, mixed use or various other types of income-producing properties or unimproved land ("Commercial Properties"). The Mortgaged Properties may include mixed commercial and residential structures and may include apartment buildings or commercial structures owned by private cooperative corporations ("Cooperatives"). If so specified in the related Prospectus Supplement, certain Mortgage Loans (the "Cooperative Loans") will be secured by security interests in shares ("Cooperative Shares") in a Cooperative that give the owner thereof the right to occupy particular multiple dwelling units or a particular commercial unit in the cooperative building or complex. Unless otherwise specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a borrower's fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least ten years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Sponsor; however, the Originator may be or may have been an affiliate of the Sponsor.

         The Mortgaged Properties securing the Mortgage Loans in any Mortgage Asset Pool may be located in the United States, its territories and possessions, the Commonwealth of Puerto Rico and, in a limited number of cases, outside the foregoing jurisdictions.


         If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

         Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income.)

Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

         Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income (and maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis (i.e., six months or less) such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial facilities. Commercial Properties may be owner-occupied or leased to a single tenant. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or the single tenant, and Mortgage Loans secured by liens on such properties may pose greater risks than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

         Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

         Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans pari passu therewith or senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property is generally its fair market value determined in an appraisal obtained by the Originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus the greater the cushion provided to the lender against loss on liquidation following a default.



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         Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

         While the Sponsor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans there is no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors--Certain Risks Associated with Mortgage Loans Secured by Commercial and Multifamily Properties" and "--Balloon Payments; Borrower Default".

         Payment Provisions of the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will have had original terms to maturity of not more than approximately 40 years, and will provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, and in some cases back again, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing over its term to maturity or may require a balloon payment on its stated maturity date, (iv) may provide for no amortization prior to its stated maturity date, and (v) may contain a prohibition on prepayment (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance amount (a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of profits realized from the operation or disposition of the Mortgaged Property (an "Equity Participation"), as described in the related Prospectus Supplement. If holders of any class or classes of Offered Certificates of a series will be entitled to all or a portion of an Equity Participation in addition to normal payments of interest on and/or principal of such Offered Certificates, the related Prospectus Supplement will describe the Equity Participation and the method or methods by which distributions in respect thereof will be made to such holders.

         Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans which will generally be current as of a date specified in the related Prospectus Supplement and which, to the extent then applicable and specifically known to the Sponsor, will include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average


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



outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the origination date and maturity date of the Mortgage Loans, (iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the current Loan-to-Value Ratios of the Mortgage Loans, or the range thereof, and the weighted average current Loan-to-Value Ratio of the Mortgage Loans, in each case based on an appraisal done at origination or, in some instances, a more recent appraisal, (vi) the Mortgage Rates borne by the Mortgage Loans, or the range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will, as to certain Mortgage Loans, provide the information described above on a loan-by-loan basis and will also contain certain information available to the Sponsor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Sponsor is unable to tabulate the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

MBS

         MBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC, provided that each MBS will evidence an interest in, or will be secured by a pledge of, real estate loans that conform to the descriptions of the Mortgage Loans contained herein.

         Any MBS will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying real estate loans (the "MBS Servicer") will have entered into the MBS Agreement, generally with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

         The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

         Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will reflect the characteristics of the MBS and the underlying mortgage loans and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.


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



         The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which real estate loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent available to the Sponsor and appropriate under the circumstances, such other information in respect of the underlying real estate loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" and (x) the characteristics of any cash flow agreements that relate to the MBS.

CERTIFICATE ACCOUNTS

         Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent provided in the related Pooling Agreement and described herein and in the related Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain obligations acceptable to each Rating Agency rating one or more classes of the related series of Offered Certificates.

CREDIT SUPPORT

         If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related series in the form of subordination of one or more other classes of Certificates in such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee or reserve fund, among others, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). If so specified in the related Prospectus Supplement, any form of Credit Support may offer protection only against specific types of losses and shortfalls. The amount and types of Credit Support, the coverage afforded by it, the identification of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Offered Certificates. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support".

CASH FLOW AGREEMENTS

         If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), and the identity of the Cash Flow Agreement obligor, will be described in the Prospectus Supplement for a series of Offered Certificates.




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



                       YIELD AND MATURITY CONSIDERATIONS

GENERAL

         The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Prepayments; Average Life of Certificates; Yields". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of real estate loans underlying MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a Class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect that the MBS payment characteristics may have on the yield to maturity and weighted average lives of the Offered Certificates offered thereby.

PASS-THROUGH RATE

         The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Offered Certificates will specify the Pass-Through Rate for each class of such Certificates or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

PAYMENT DELAYS

         With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on or near the date they were due.

CERTAIN SHORTFALLS IN COLLECTIONS OF INTEREST

         When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest only for the period from the Due Date of the preceding scheduled payment up to the date of such prepayment, instead of up to the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. Unless otherwise specified in the related Prospectus Supplement, a "Due Period" is a specified time period generally corresponding in length to the time period between Distribution Dates, and all scheduled payments on the Mortgage Loans in any Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer, Special Servicer or other specified person, be distributed to the related series of Certificateholders on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount


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



of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for a series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. If so specified in the related Prospectus Supplement, the Master Servicer will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any such shortfalls. The related Prospectus Supplement will also describe any other amounts available to offset such shortfalls. See "Description of the Pooling Agreements--Servicing Compensation and Payment of Expenses".

YIELD AND PREPAYMENT CONSIDERATIONS

         A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, will change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust
Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate.

         The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made or otherwise result in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, the consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of such principal payments at a later date.

         A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

         In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

         Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various assumed prepayment rates and will not be intended to predict, or provide information that will enable investors to predict, yields or prepayment rates.

         The Sponsor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced.

         The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of the initial "teaser rate" (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Sponsor will make no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.



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



WEIGHTED AVERAGE LIFE AND MATURITY

         The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

         The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

         Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

         The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

CONTROLLED AMORTIZATION CLASSES AND COMPANION CLASSES

         A series of Certificates may include one or more Controlled Amortization Classes that will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule, which schedule is protected by prioritizing, as and to the extent described in the related Prospectus Supplement, the principal payments from the Mortgage Loans in the related Trust Fund. Unless otherwise specified in the related Prospectus Supplement, each Controlled Amortization Class will either be a Planned Amortization Class (a "PAC") or a Targeted Amortization Class (a "TAC"). In general, a PAC has a "prepayment collar" (that is, a range of prepayment rates that can be sustained without disruption) that determines the principal cash flow of such Certificates. Such a prepayment collar is not static, and may expand or contract after the issuance of the

PAC depending upon the actual prepayment experience for the underlying Mortgage Loans. Distributions of principal on a PAC would be made in accordance with the specified schedule so long as prepayments on the underlying Mortgage Loans remain at a relatively constant rate within the prepayment collar and, as described below, Companion Classes exist to absorb "excesses" or "shortfalls" in principal payments on the underlying Mortgage Loans. If the rate of prepayment on the underlying Mortgage Loans from time to time falls outside the prepayment collar, or fluctuates significantly within the prepayment collar, especially for any extended period of time, such an event may have material consequences in respect of the anticipated weighted average life and maturity for a PAC. A TAC is structured so that principal distributions generally will be payable thereon in accordance with its specified principal payment schedule so long as the rate of prepayments on the related Mortgage Assets remains relatively constant at the particular rate used in establishing such schedule. A TAC will generally afford the holders thereof some protection against early retirement or some protection against an extended average life, but not both.

         Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more particularly described in the related Prospectus Supplement, a Companion Class will entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and will entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. Thus, as and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

         Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer and/or Special Servicer for a Trust Fund, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans in such Trust Fund that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of


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



Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

         Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur. A Mortgage Loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. In addition, negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates (other than certain classes of REMIC Residual Certificates) will result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or which would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

         Notwithstanding the foregoing, negative amortization generally occurs in respect of those ARM Loans that allow for such because the related Mortgage Note limits the amount by which the scheduled payment thereon may adjust in response to a change in the Mortgage Rate thereon and/or the related Mortgage Note provides that the scheduled payment thereon will adjust less frequently than the Mortgage Rate thereon. Accordingly, during a period of declining interest rates, the scheduled payment on a Mortgage Loan that permits negative amortization may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

         The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the amortization of the notional amount thereof). See "--Yield and Prepayment Considerations" above.

         Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

         Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

         The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may result in reductions in the entitlements to interest and/or Certificate Balances of one or more such classes of Certificates, or may be effected simply by a prioritization of payments among such classes of Certificates.

         The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

         Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently distributable on the Certificates of such series, as well as any interest accrued but not currently distributable on any Accrual Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

         The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources would have any material effect on the rate at which such Certificates are amortized.

         Optional Early Termination. If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. In the absence of other factors, any such early retirement of a class of Offered Certificates would shorten the weighted average life thereof and, if such Certificates were purchased at premium, reduce the yield thereon.

                         MORTGAGE CAPITAL FUNDING, INC

         The Sponsor was incorporated in the State of Delaware on October 7, 1986 under its former name of CitiCMO, Inc., and is a direct wholly-owned subsidiary of Citicorp Banking Corporation, which in turn is a direct wholly-owned subsidiary of Citicorp. The principal executive offices of the Sponsor are located at 399 Park Avenue, 3rd floor, New York, New York 10043, and its telephone number is (212) 559-6899. All inquiries, requests and other communications to the Sponsor regarding the matters described herein should be made or sent to the attention of "Real Estate Capital Markets". The Sponsor does not have, nor is it expected in the future to have, any significant assets.

         On April 5, 1998, Citicorp, of which the Sponsor and Citibank, N.A. are wholly-owned subsidiaries, and Travelers Group Inc. ("Travelers") agreed to merge (the "Merger"). The combined company will be known as Citigroup. The Merger is subject to customary closing conditions, including regulatory approvals.


                                USE OF PROCEEDS

         The net proceeds to be received from the sale of the Certificates of any series will be applied by the Sponsor to the purchase of Trust Assets or will be used by the Sponsor for general corporate purposes. The Sponsor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Sponsor, prevailing interest rates, availability of funds and general market conditions.


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon at a fixed, variable or adjustable rate; (ii) are senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates");
(iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively, "Stripped Interest Certificates"); (v) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology.

         Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of Stripped Interest Certificates or certain REMIC Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations ("Participants"). See "Risk Factors--Limited Assets for Payment of Certificates" and "--Book-Entry Registration".

DISTRIBUTIONS

         Distributions on the Certificates of each series will be made by or on behalf of the related Trustee or Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the Certificateholders of such series on such date. The particular components of the Available Distribution Amount for any series on each Distribution Date will be more specifically described in the related Prospectus Supplement.

         Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions (which may be provided in the form of a standing order applicable to all subsequent distributions) no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

         Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.



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



         Distributions of interest in respect of any class of Certificates (other than certain classes of Certificates that will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement ("Accrual Certificates"), and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally equal to the time period between Distribution Dates) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a hypothetical or notional amount (a "Notional Amount") that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) one or more classes of the Certificates of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest", exceed the amount of any sums (including, if and to the extent specified in the related Prospectus Supplement, the Master Servicer's servicing compensation) that are applied to offset such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Prepayments; Average Life of Certificates; Yields" and "Yield and Maturity Considerations".

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

         Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates) will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of the applicable Cut-off Date, after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class.

DISTRIBUTIONS ON THE CERTIFICATES IN RESPECT OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

         If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement. Alternatively, payments in respect of Equity Participations received on or in respect of any Mortgage Asset in any Trust Fund may be retained by the Sponsor or another prior owner of such Mortgage Asset.

ALLOCATION OF LOSSES AND SHORTFALLS

         The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may result in reductions in the entitlements to interest and/or Certificate Balances of one or more such classes of Certificates, or may be effected simply by a prioritization of payments among such classes of Certificates.

ADVANCES IN RESPECT OF DELINQUENCIES

         If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, the Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution

Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts received under any instrument of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Loans in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

         If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

         If and to the extent so provided in the related Prospectus Supplement, any entity making advances may be entitled to receive interest thereon for the period that such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

         The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

REPORTS TO CERTIFICATEHOLDERS

         On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

                  (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

                  (ii) the amount of such distribution to holders of such class of Offered Certificates that is allocable to Accrued Certificate Interest;

                  (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that is allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

                  (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

                  (v) the Certificate Balance or Notional Amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

                  (vi) information regarding the aggregate principal balance of the related Mortgage Assets on or shortly before such Distribution Date;

                  (vii) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date;

                  (viii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

                  (ix) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

                  (x) to the extent not otherwise reflected through the information furnished pursuant to subclauses (v) and (vi) above, the amount of Credit Support being afforded by any classes of Subordinate Certificates.

         In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or per a specified portion of such minimum denomination. The Prospectus Supplement for each series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates. Upon request, a Certificateholder may receive with respect to the Mortgage Loans, if any, in the related Trust Fund, a monthly report regarding the delinquencies thereon, indicating the number and aggregate principal amount of such Mortgage Loans delinquent one month and two or more months, as well as the book value of any related Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's interest in such Mortgage Loans.

         Within a reasonable period of time after the end of each calendar year, the related Master Servicer or Trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder, together with such other customary information as the Sponsor or the reporting party determines to be necessary to enable Certificateholders to prepare their tax returns for such calendar year. See, however, "Description of the Certificates--Book-Entry Registration and Definitive Certificates". If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.

VOTING RIGHTS

         The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

         Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements--Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer, Special Servicer or REMIC Administrator. See "Description of the Pooling Agreements--Events of Default", "--Rights Upon Event of Default" and "--Resignation and Removal of the Trustee".

TERMINATION

         The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and
(ii) the payment to Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

         If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein.



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



BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

         If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be offered in book-entry format through the facilities of The Depository Trust Company ("DTC"), and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants", which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Commission.

         Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

         DTC has no knowledge of the actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Sponsor or any Trustee, Master Servicer or Special Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

         Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Sponsor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

         Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

         Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued in fully registered, certificated form (as so issued, "Definitive Certificates") to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Sponsor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to such Certificates and the Sponsor is unable to locate a qualified successor or (ii) the Sponsor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling Agreement.


                     DESCRIPTION OF THE POOLING AGREEMENTS

GENERAL

         The Certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the Sponsor, the Trustee, the Master Servicer, the Special Servicer and, if one or more REMIC elections have been made with respect to the related Trust Fund, the REMIC Administrator. However, a Pooling Agreement may also include a Mortgage Asset Seller as a party, and a Pooling Agreement that relates to a Trust Fund that consists solely of MBS may not include a Master Servicer, Special Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Asset Seller or an affiliate thereof or of the Sponsor may perform the duties of Master Servicer, Special Servicer or REMIC Administrator. If so specified in the related Prospectus Supplement, the Master Servicer may also perform the duties of Special Servicer, and the Master Servicer, the Special Servicer or the Trustee may also perform the duties of REMIC Administrator. Any party to a Pooling Agreement may own Certificates issued thereunder; however, except with respect to required consents to certain amendments to a


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



Pooling Agreement, Certificates issued thereunder that are held by the related Master Servicer or Special Servicer will not be allocated Voting Rights. See "Risk Factors--Conflicts of Interest Involving Parties to a Pooling Agreement".

         A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Sponsor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to it at its principal executive offices specified herein under "Mortgage Capital Funding, Inc."

ASSIGNMENT OF MORTGAGE LOANS; REPURCHASES

         At the time of issuance of any series of Certificates, the Sponsor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Sponsor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include: the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; and the original and outstanding principal balance.

         With respect to each Mortgage Loan to be included in a Trust Fund, the Sponsor will deliver (or cause to be delivered) to the related Trustee (or to a custodian appointed by the Trustee) certain loan documents which, unless otherwise specified in the related Prospectus Supplement, will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage or a certified copy thereof, with evidence of recording or filing indicated thereon, and an assignment of the Mortgage to the Trustee in recordable form. In certain cases where documents respecting a Mortgage Loan may not be available prior to execution of the related Pooling Agreement, the Sponsor may be permitted to deliver (or cause to be delivered) copies thereof (if applicable, without evidence of recording or filing thereon) to the related Trustee (or to a custodian appointed by the Trustee), provided that such documents or certified copies thereof are delivered (if applicable, with evidence of recording or filing thereon) promptly upon receipt.

         Assignments of Mortgage to a Trustee will be recorded or filed in the appropriate jurisdictions except in states where, in the written opinion of local counsel acceptable to the Sponsor, such filing or recording is not required to protect the Trustee's interests in the related Mortgage Loans against sale, further assignment,


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



satisfaction or discharge by the related Mortgage Asset Seller, the related Master Servicer, the related Special Servicer, any Sub-Servicers or the Sponsor.

         The related Trustee (or a custodian appointed by the Trustee) will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of the related series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the related series of Certificateholders, the Trustee (or such custodian) will be required to notify the Master Servicer, the Special Servicer and the Sponsor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective loan documentation, and none of the Sponsor, the Master Servicer or the Special Servicer, in the last two cases unless it is the Mortgage Asset Seller, will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document has not been delivered to the related Trustee (or to a custodian appointed by the Trustee) because such document has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then the Mortgage Asset Seller will not be required to repurchase or replace the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to attempt to obtain such document or such certified copy.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

         Unless otherwise provided in the related Prospectus Supplement, the Sponsor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (each person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Sponsor or an affiliate of the Sponsor, the Master Servicer, the Special Servicer or another person acceptable to the Sponsor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

         Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer, Special Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the related series of Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party, and none of the Sponsor, the Master Servicer or the Special Servicer, in each case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

         In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Sponsor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Sponsor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made, will be specified in the related Prospectus Supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

         The Master Servicer and Special Servicer for any Trust Fund, directly or through Sub-Servicers, will each be required to make reasonable efforts to collect all scheduled payments under the Mortgage Loans in such Trust Fund serviced thereby, and will each be required to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans in such Trust Fund serviced thereby and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling Agreement and any related instrument of Credit Support included in such Trust Fund, (ii) applicable law and (iii) the servicing standard specified in the related Pooling Agreement and Prospectus Supplement (the "Servicing Standard").

         The Master Servicer and Special Servicer for any Trust Fund, either jointly or separately, directly or through Sub-Servicers, also will be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; conducting property inspections on a periodic or other basis; managing Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. The related Prospectus Supplement will specify when and the extent to which servicing of a Mortgage Loan is to be transferred from the Master Servicer to the Special Servicer. In general, and subject to the discussion in the related Prospectus Supplement, a Special Servicer will be responsible for the servicing and administration of: (i) Mortgage Loans that are delinquent in respect of a specified number of scheduled payments; (ii) Mortgage Loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained


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



in force undischarged or unstayed for a specified number of days; and (iii) REO Properties. If so specified in the related Prospectus Supplement, a Pooling Agreement also may provide that if a default on a Mortgage Loan has occurred or, in the judgment of the related Master Servicer, a payment default is imminent, the related Master Servicer may elect to transfer the servicing thereof, in whole or in part, to the related Special Servicer. Unless otherwise provided in the related Prospectus Supplement, when the circumstances no longer warrant a Special Servicer's continuing to service a particular Mortgage Loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the Special Servicer and such borrower), the Master Servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Special Servicer may perform certain limited duties in respect of Mortgage Loans for which the Master Servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements); and a Master Servicer may perform certain limited duties in respect of any Mortgage Loan for which the Special Servicer is primarily responsible (including, if so specified, continuing to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), making certain calculations with respect to such Mortgage Loan and making remittances and preparing certain reports to the Trustee and/or Certificateholders with respect to such Mortgage Loan). Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

SUB-SERVICERS

         A Master Servicer or Special Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer or Special Servicer will remain obligated under the related Pooling Agreement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer or Special Servicer, as the case may be, and a Sub-Servicer (a "Sub-Servicing Agreement") must provide that, if for any reason such Master Servicer or Special Servicer is no longer acting in such capacity, the Trustee or any successor to such Master Servicer or Special Servicer may assume such party's rights and obligations under such Sub-Servicing Agreement. The Master Servicer and Special Servicer for any Trust Fund will each be required to monitor the performance of Sub-Servicers retained by it, and will each have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

         Unless otherwise provided in the related Prospectus Supplement, a Master Servicer or Special Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether its compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer or Special Servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such Master Servicer or Special Servicer would be reimbursed under a Pooling Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses".

CERTIFICATE ACCOUNT

         General. The Master Servicer, the Special Servicer and/or the Trustee will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on or in respect of such Mortgage Loans (collectively, the "Certificate Account"), which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations (including guaranteed


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



investment contracts) that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Special Servicer or Trustee as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Sponsor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer or any related Sub-Servicer or serviced by any of them on behalf of others.

         Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Special Servicer or Trustee will be required to deposit or cause to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement, the following payments and collections received or made by the Master Servicer, the Special Servicer or the Trustee subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

                  (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer, the Special Servicer or any Sub-Servicer as its servicing compensation or as compensation to the Trustee;

                  (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or the Special Servicer, with respect to Mortgage Loans serviced by it) and/or the terms and conditions of the related Mortgage) (collectively, "Insurance Proceeds"), all proceeds received in connection with the condemnation or other governmental taking of all or any Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or the Special Servicer, with respect to Mortgage Loans serviced by it) and/or the terms and conditions of the related Mortgage) (collectively, "Condemnation Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

                  (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

                  (v) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";



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                  (vi) any amounts paid under any Cash Flow Agreement, as
         described under "Description of the Trust Funds--Cash Flow
         Agreements";

                  (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Sponsor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "--Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also "Liquidation Proceeds");

                  (viii) any amounts paid by the Master Servicer to cover Prepayment Interest Shortfalls arising out of the prepayment of Mortgage Loans as described under "--Servicing Compensation and Payment of Expenses";

                  (ix) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or Special Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations on the Mortgage Loans;

                  (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

                  (xi) any amount required to be deposited by the Master Servicer, the Special Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer, the Special Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

                  (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

         Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Special Servicer or Trustee may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

                  (i) to make distributions to the Certificateholders on each Distribution Date;

                  (ii) to pay the Master Servicer, the Special Servicer or any Sub-Servicer any servicing fees not previously retained thereby, such payment to be made, unless otherwise provided in the related Prospectus Supplement, out of payments on the particular Mortgage Loans as to which such fees were earned;

                  (iii) to reimburse the Master Servicer, the Special Servicer, the Trustee or any other specified person for any unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer or Special Servicer, as applicable, as late collections of interest on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

                  (iv) to reimburse the Master Servicer or the Special Servicer for unpaid servicing fees earned by it and certain unreimbursed servicing expenses incurred by it with respect to Mortgage Loans in the


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         Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

                  (v) to reimburse the Master Servicer, the Special Servicer or the Trustee for any advances described in clause (iii) above made by it and/or any servicing expenses referred to in clause (iv) above incurred by it which, in the good faith judgment of the Master Servicer, the Special Servicer or the Trustee, as applicable, will not be recoverable from the amounts described in clauses (iii) and (iv), respectively, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

                  (vi) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, the Special Servicer, the Trustee or any other specified person interest accrued on the advances described in clause (iii) above made by it and/or the servicing expenses described in clause (iv) above incurred by it while such remain outstanding and unreimbursed;

                  (vii) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "--Realization Upon Defaulted Mortgage Loans";

                  (viii) to reimburse the Master Servicer, the Special Servicer, the REMIC Administrator (if any), the Sponsor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Sponsor";

                  (ix) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee and/or the REMIC Administrator (if any);

                  (x) if and to the extent described in the related Prospectus Supplement, to pay the fees of any provider of Credit Support;

                  (xi) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

                  (xii) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

                  (xiii) to pay the Master Servicer, the Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;


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                  (xiv) to pay (generally from related income) for costs
         incurred in connection with the operation, management and maintenance of any Mortgaged Property acquired by the Trust Fund by foreclosure or otherwise;

                  (xv) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--REMICS--Prohibited Transactions Tax and Other Taxes";

                  (xvi) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

                  (xvii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

                  (xviii) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement ; and

                  (xix) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

ESCROW ACCOUNTS

         A Pooling Agreement may require the Master Servicer or Special Servicer thereunder to establish and maintain, as and to the extent permitted by the terms of the related Mortgage Loans, one or more escrow accounts into which mortgagors deposit amounts sufficient to pay taxes, assessments, hazard insurance premiums or comparable items. Withdrawals from the escrow accounts maintained in respect of the Mortgage Loans in any Trust Fund may be made to effect timely payment of taxes, assessments and hazard insurance premiums or comparable items, to reimburse the related Master Servicer or Special Servicer out of related collections for prior advances in respect of taxes, assessments and hazard insurance premiums or comparable items, to refund to mortgagors amounts determined to be overages, to remit to mortgagors, if required, interest earned, if any, on balances in any of the escrow accounts, to repair or otherwise protect the related Mortgaged Property and to clear and terminate any of the escrow accounts. The Master Servicer and Special Servicer each will be solely responsible for administration of the escrow accounts maintained by it.

MODIFICATIONS, WAIVERS AND AMENDMENTS OF MORTGAGE LOANS

         Unless otherwise provided in the related Prospectus Supplement, a Master Servicer or Special Servicer may agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer or Special Servicer, as the case may be, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, (iii) will not adversely affect the coverage under any applicable instrument of Credit Support or (iv) will not adversely affect the Trust Fund's status as a REMIC or grantor trust, as the case may be. Unless otherwise provided in the related Prospectus Supplement, a Special Servicer also may agree to any other modification, waiver or amendment that would have the effect described in clauses (i) and (ii) of the proviso to the preceding sentence if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present


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value basis than would liquidation, (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support and (iv) such modification, waiver or amendment would not adversely affect the Trust Fund's status as a REMIC or grantor trust, as the case may be.

         If described in the related Prospectus Supplement, the holders of interests in a specified class or classes of Subordinate Certificates may have the ability to direct the Special Servicer's actions in connection with liquidating or modifying defaulted Mortgage Loans or to replace the Special Servicer and substitute any such holder or an affiliate thereof as the successor. See "Risk Factors--Potential Conflicts of Interest." The Prospectus Supplement will describe, however, whether and to what extent holders of Offered Certificates may object to the Special Servicer extending the maturity of a defaulted Mortgage Loan beyond a certain date.


REALIZATION UPON DEFAULTED MORTGAGE LOANS

         A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and insurance premiums and to otherwise maintain the related Mortgaged Property. In general, and subject to the discussion in the related Prospectus Supplement, the related Special Servicer will be required to monitor any Mortgage Loan that is in default more than a specified number of scheduled payments, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Special Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

         The time within which the Special Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Special Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time, and such Mortgage Loan may be restructured in the resulting bankruptcy proceedings. See "Certain Legal Aspects of Mortgage Loans".

         A Pooling Agreement may grant to the Master Servicer, the Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Special Servicer may offer to sell any defaulted Mortgage Loan if and when the Special Servicer determines, consistent with the applicable Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will require that the Special Servicer accept the highest cash bid received from any person (including itself, the Master Servicer, the Sponsor or any affiliate of any of them or any Certificateholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance


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with the related Pooling Agreement to be fair, the Special Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion below.

         If a default on a Mortgage Loan has occurred or, in the Special Servicer's judgment, a payment default is imminent, the Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property and/or other collateral, by operation of law or otherwise, if such action is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, however, neither the Special Servicer nor the Master Servicer may acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgage Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

                  (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than not taking such actions; and

                  (ii) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than not taking such actions. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks".

         Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property by the end of the third taxable year following the taxable year in which such acquisition occurred, unless (i) the Internal Revenue Service grants an extension of time to sell such property or
(ii) the Trustee and REMIC Administrator each receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund beyond the end of the third taxable year following the taxable year in which the property was acquired will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Special Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair cash price for such property. If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of its obligation to manage such Mortgaged Property in a manner consistent with the Servicing Standard. The Special Servicer may be authorized to conduct activities with respect to a Mortgaged Property acquired by a Trust Fund that cause the Trust Fund to incur a federal income or other tax, provided that doing so would, in reasonable discretion of the Special Servicer, maximize net after-tax proceeds to Certificateholders.



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         If Liquidation Proceeds collected with respect to a defaulted Mortgage
Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Special Servicer and/or Master Servicer in connection with such Mortgage Loan, the Trust Fund will realize a loss in the amount of such difference. The Special Servicer and/or Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

         With respect to collateral securing a Cooperative Loan, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the proprietary lease or occupancy agreement securing the Cooperative Loan. See "--Certain Legal Aspects of Mortgage Loans--Foreclosure on Cooperatives". This approval is usually based on the purchaser's income and net worth and numerous other factors. The necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the Master Servicer's ability to sell, and realize the value of, those shares.

         If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to fully restore the damaged property, neither the Special Servicer nor the Master Servicer will be required to expend its own funds to effect such restoration unless (to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Special Servicer or Master Servicer, as the case may be, for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         Notwithstanding the foregoing discussion, if and to the extent described in the related Prospectus Supplement, the related Pooling Agreement may provide that any or all of the rights, duties and obligations of a Special Servicer with respect to any defaulted Mortgage Loan or REO Property as described under this section "--Realization Upon Defaulted Mortgage Loans" and elsewhere in this Prospectus, may be exercised or performed by a Master Servicer with the consent of, at the direction of or following consultation with the Special Servicer. Moreover, a single entity may act as both Master Servicer and Special Servicer for any Trust Fund.

HAZARD INSURANCE POLICIES

         Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer (or the Special Servicer with respect to Mortgage Loans serviced thereby) to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the requirements of the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer (or Special Servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer (or Special Servicer) under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's (or Special Servicer's) normal servicing procedures and/or to the terms and conditions of the related


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Mortgage and Mortgage Note) will be deposited in the related Certificate
Account. The Pooling Agreement may provide that the Master Servicer (or Special Servicer) may satisfy its obligation to cause borrowers to maintain such hazard insurance policies by maintaining a blanket policy insuring against hazard losses on all of the related Mortgage Loans. If such blanket policy contains a deductible clause, the Master Servicer (or Special Servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit or cause to be deposited in the related Certificate Account all sums that would have been deposited therein but for such deductible clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and other kinds of risks not specified in the preceding sentence. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

         The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of
(i) the replacement cost of the improvements less physical depreciation and
(ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

         Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer or the Special Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance".

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, including Mortgage Loans serviced by the related Special Servicer. If and to the extent described in the related Prospectus Supplement, a Special Servicer's primary compensation with respect to a series of Certificates may consist of any or all of the following components: (i) a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, whether or not serviced by it; (ii) an additional specified portion of the interest payments on each Mortgage Loan then currently serviced by it; and (iii) subject to any specified limitations, a fixed percentage of some or all


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of the collections and proceeds received with respect to each Mortgage Loan which was at any time serviced by it, including Mortgage Loans for which servicing was returned to the Master Servicer. As additional compensation, a Master Servicer or Special Servicer may be entitled to retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate Account. A more detailed description of each Master Servicer's and Special Servicer's compensation will be provided in the related Prospectus Supplement. Any Sub-Servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the Master Servicer or Special Servicer that retained such Sub-Servicer.

         In addition to amounts payable to any Sub-Servicer retained by it, a Master Servicer or Special Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, may be required to be borne by the Trust Fund.

         If and to the extent provided in the related Prospectus Supplement, a Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to Prepayment Interest Shortfalls. See "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest".

EVIDENCE AS TO COMPLIANCE

         Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will require that, on or before a specified date in each year, the Master Servicer and, if and to the extent appropriate, the Special Servicer each cause a firm of independent public accountants to furnish to the Trustee a statement to the effect that (i) such firm has obtained a letter of representations regarding certain matters relating to the management of the Master Servicer or the Special Servicer, as the case may be, which includes an assertion that the Master Servicer or the Special Servicer, as the case may be, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report, such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers. A Prospectus Supplement may provide that additional or alternative reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

         Each Pooling Agreement will also require that, on or before a specified date in each year, the Master Servicer and Special Servicer each deliver to the Trustee a statement signed by one or more officers thereof to the effect that the Master Servicer or the Special Servicer, as the case may be, has fulfilled its material obligations under the Pooling Agreement throughout the preceding calendar year or other specified twelve month period.



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CERTAIN MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE REMIC
ADMINISTRATOR AND THE SPONSOR

         Any entity serving as Master Servicer, Special Servicer or REMIC Administrator under a Pooling Agreement may be an affiliate of the Sponsor and may have other normal business relationships with the Sponsor or the Sponsor's affiliates. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer, the Special Servicer and any REMIC Administrator to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or other successor has assumed the obligations and duties of the resigning Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. The Master Servicer and Special Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

         Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator (if any), the Sponsor or any director, officer, employee or agent of any of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Special Servicer, the REMIC Administrator (if any), the Sponsor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Special Servicer, the REMIC Administrator (if any), the Sponsor and any director, officer, employee or agent of any of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling Agreement will provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator (if any) or the Sponsor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer, the Special Servicer, the REMIC Administrator (if any) and the Sponsor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer, the Special Servicer, the REMIC Administrator or the Sponsor, as the case may be, will be entitled to charge the related Certificate Account therefor.



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         Any person into which the Master Servicer, the Special Servicer, the
REMIC Administrator (if any) or the Sponsor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer, the Special Servicer, the REMIC Administrator (if any) or the Sponsor is a party, or any person succeeding to the business of the Master Servicer, the Special Servicer, the REMIC Administrator (if any) or the Sponsor, will be the successor of the Master Servicer, the Special Servicer, the REMIC Administrator or the Sponsor, as the case may be, under the related Pooling Agreement.

         Unless otherwise specified in the related Prospectus Supplement, a REMIC Administrator will be entitled to perform any of its duties under the related Pooling Agreement either directly or by or through agents or attorneys, and the REMIC Administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

EVENTS OF DEFAULT

         Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by any other party to the related Pooling Agreement, or to the Master Servicer, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Special Servicer to remit to the Master Servicer or the Trustee any amount required to be so remitted, which failure continues unremedied for five days after written notice thereof has been given to the Special Servicer by any other party to the related Pooling Agreement, or to the Special Servicer, with a copy to each other party to the related Pooling Agreement, by the Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights of such series; (iii) any failure by the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the related Pooling Agreement, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (iv) any failure by a REMIC Administrator (if any) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the REMIC Administrator by any other party to the related Pooling Agreement, or to the REMIC Administrator, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer, the Special Servicer, or a REMIC Administrator (if any), and certain actions by or on behalf of the Master Servicer, the Special Servicer or a REMIC Administrator (if any) indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, when a single entity acts as Master Servicer, Special Servicer and REMIC Administrator, or in any two of the foregoing capacities, for any Trust Fund, an Event of Default described above in one capacity will constitute an Event of Default in each capacity.



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RIGHTS UPON EVENT OF DEFAULT

         If an Event of Default occurs with respect to the Master Servicer, the Special Servicer or a REMIC Administrator (if any) under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Sponsor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement (except that if the defaulting party is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to make such advances, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required to) appoint, or petition a court of competent jurisdiction to appoint, a qualified and established institution that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

         No Certificateholder will have the right under any Pooling Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless Certificateholders of the same series entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other period specified in the related Prospectus Supplement) shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by any Pooling Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates of the related series, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

         Each Pooling Agreement may be amended by the respective parties thereto, without the consent of any of the holders of the related series of Certificates, (i) to cure any ambiguity, (ii) to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add any other provisions with respect to matters or questions arising under the Pooling Agreement that are not inconsistent with the provisions thereof, (iv) to comply with any requirements imposed by the Code, or (v) for any other purpose; provided that such amendment (other than an amendment for the specific purpose referred to in clause (iv) above) may not (as evidenced by an opinion of counsel to such effect satisfactory to the Trustee) adversely affect in any material respect the interests of any such holder without such holder's consent or adversely affect the status of the Trust Fund as either a REMIC or grantor trust, as the case may be, for federal income tax purposes; and provided further that such amendment (other than an amendment for one of the specific purposes referred to in clauses (i) through (iv) above) must be acceptable to each


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applicable Rating Agency. Unless otherwise specified in the related Prospectus
Supplement, each Pooling Agreement may also be amended by the respective parties thereto, with the consent of the holders of the related series of Certificates entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series allocated to the affected classes, for any purpose; provided that, unless otherwise specified in the related Prospectus Supplement, no such amendment may
(i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates, in a manner other than as described in clause (i), without the consent of the holders of all Certificates of such class or (iii) modify the amendment provisions of the Pooling Agreement described in this paragraph without the consent of the holders of all Certificates of the related series. However, unless otherwise specified in the related Prospectus Supplement, the Trustee will be prohibited from consenting to any amendment of a Pooling Agreement pursuant to which a REMIC election is to be or has been made unless the Trustee shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund (or designated portion thereof) to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

LIST OF CERTIFICATEHOLDERS

         Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.

THE TRUSTEE

         The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Sponsor and its affiliates and with any Master Servicer, Special Servicer or REMIC Administrator and its affiliates.

DUTIES OF THE TRUSTEE

         The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, the Certificates or any underlying Mortgage Loan or related document and will not be accountable for the use or application by or on behalf of any Master Servicer or Special Servicer of any funds paid to the Master Servicer or Special Servicer in respect of the Certificates or the underlying Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account for such series or any other account by or on behalf of the Master Servicer or Special Servicer. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.



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CERTAIN MATTERS REGARDING THE TRUSTEE

         As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

         Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

         Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of its duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

         A Trustee will be permitted at any time to resign from its obligations and duties under the related Pooling Agreement by giving written notice thereof to the Sponsor. Upon receiving such notice of resignation, the Sponsor (or such other person as may be specified in the related Prospectus Supplement) will be required to use its best efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

         If at any time a Trustee ceases to be eligible to continue as such under the related Pooling Agreement, or if at any time the Trustee becomes incapable of acting, or if certain events of (or proceedings in respect of) bankruptcy or insolvency occur with respect to the Trustee, the Sponsor will be authorized to remove the Trustee and appoint a successor trustee. In addition, holders of the Certificates of any series entitled to at least 33 1/3% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time (with or without cause) remove the Trustee under the related Pooling Agreement and appoint a successor trustee, provided that other holders of Certificates of the same series entitled to a greater percentage of the Voting Rights for such series do not object.

         Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.




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                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

         Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a pool insurance policy or guarantee insurance, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may provide credit enhancement for more than one series of Certificates to the extent described therein.

         Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

         If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations".

SUBORDINATE CERTIFICATES

         If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the manner and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.



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CROSS-SUPPORT PROVISIONS

         If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

         If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. To the extent material, a copy of each such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

LETTER OF CREDIT

         If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

CERTIFICATE INSURANCE AND SURETY BONDS

         If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument. A copy of any such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.



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RESERVE FUNDS

         If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related Mortgage Assets.

         Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

         If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

CREDIT SUPPORT WITH RESPECT TO MBS

         If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.

                       CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains general summaries of certain legal aspects of loans secured by liens on commercial and multifamily residential properties located in the United States and security interests in Cooperatives Shares with respect to such types of properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. If the Mortgage Assets in any Trust Fund that are ultimately secured by the properties in a particular state represent a significant concentration (by balance) of all the Mortgage Assets in such Trust Fund, the Sponsor will include in the related Prospectus Supplement such additional information regarding the real estate laws of such state as may be material to an investment decision with respect to the related series of Offered Certificates. See "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "Mortgage Loan" includes a real estate loan underlying an MBS.



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GENERAL

         Except as described below with respect to Cooperative Loans (see "--Cooperative Loans" below), each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a lien on or security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the subject property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

         There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's and beneficiary's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940). In addition, in some deed of trust transactions, the trustee's authority may be governed by the directions of the beneficiary.

LEASES AND RENTS

         Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

         In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse; and, if such fact is deemed by the Sponsor to be material to the


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investment decision with respect to a series of Offered Certificates, it will be set forth in the related Prospectus Supplement. Even if the lender's security interest in room rates is perfected under the UCC, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room rates following a default. In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "--Bankruptcy Laws".

COOPERATIVE LOANS

         In the case of a Cooperative Loan, the Cooperative owns or has a leasehold interest in all the real property and owns in fee or leases the building and all separate units therein. The Cooperative is directly responsible for project management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage on the cooperative building and/or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as project mortgagor, or lessee, as the case may be, is also responsible for meeting these blanket mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with either the construction or purchase of the Cooperative's building or the obtaining of capital by the Cooperative. The interests of the occupants under proprietary leases or occupancy agreements as to which the Cooperative is the landlord are generally subordinate to the interests of the holder of the blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, the blanket mortgage on a Cooperative may provide financing in the form of a mortgage loan that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, foreclosure by the holder of the blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant-stockholder of Cooperative Shares or, in the case of the Trust Fund, the collateral securing the Cooperative Loans.

         The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights is financed through a Cooperative Loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related Cooperative Shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative Shares is filed


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in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant- stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative Shares. See "--Foreclosure on Commercial Cooperative Shares" below.

PERSONALTY

         In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse; and, if such fact is deemed by the Sponsor to be material to the investment decision with respect to a series of Offered Certificates, it will be set forth in the related Prospectus Supplement.

FORECLOSURE ON MORTGAGES

         General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

         Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

         Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon the borrower and all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

         Equitable Limitations on Enforceability of Certain Provision. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to


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undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections. In addition, some states may provide statutory protections such as the right of the borrower to cure outstanding defaults and reinstate a mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

         Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

         Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) (see "--Foreclosure on Mortgages--Rights of Redemption" below) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Potential buyers may also be reluctant to purchase property at a foreclosure sale in light of State law fraudulent conveyance concerns. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law. (The Mortgage Loans, however, are generally expected to be non-recourse. See "Risk Factors--Certain Risks Associated with Mortgage Loans Secured by Commercial and Multifamily Properties".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real


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estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

         The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

         Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at


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below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

         Leasehold Risks. Mortgage Loans may be secured by a lien on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated (for example, as a result of a lease default or the bankruptcy of the ground lessor or the borrower/ground lessee), the leasehold mortgagee would be left without its security. This risk may be substantially lessened if the ground lease contains provisions protective of the leasehold mortgagee, such as a provision that requires the ground lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, a provision that permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, a provision that gives the leasehold mortgagee the right to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease or a provision that prohibits the ground lessee/borrower from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor/ground lessor. Certain Mortgage Loans, however, may be secured by liens on ground leases that do not contain these provisions. In addition, the enforceability of certain of these provisions is not assured.

FORECLOSURE ON COOPERATIVE SHARES

         The Cooperative Shares and proprietary lease or occupancy agreement owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement, and may be canceled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative building incurred by such tenant-stockholder. Typically, rent and other obligations and charges arising under a proprietary lease or occupancy agreement that are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the tenant-stockholder fails to make payments or defaults in the performance of covenants required thereunder.

         Typically, the lender protection provisions contained in the proprietary lease or a recognition agreement signed by the Cooperative establish the rights and obligations of the lender in the event of the default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant- stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the Cooperative unit, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or that have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.



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         Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative Shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         Under the laws applicable in most states, foreclosure on the Cooperative Shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares.
Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Commercial Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. However, some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the pledged Cooperative Shares and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

BANKRUPTCY LAWS

         Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and its consequences caused by the automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.



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         Federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property even where the secured lender has received an absolute assignment of rents rather than an assignment of rents as additional security. Under Section 362 of the Bankruptcy Code, the lender will usually be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. However, the Bankruptcy Code has recently been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case". Thus, unless a court orders otherwise, revenues from a mortgaged property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the mortgaged properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code.

         If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party even when the lease prohibits such assignment or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any pre-and post-petition defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, after the fact, eventually be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor (except potentially to the extent of any security deposit) with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to (a) the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus (b) unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing. In addition, some courts have limited a lessor's post-petition pre-rejection priority claim for lease payments to fair market value or less based on the benefit of the lease to the debtor's bankruptcy estate.

ENVIRONMENTAL RISKS

         General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the risk of the diminution of the value of a contaminated property or, as discussed below, liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender could determine to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

         Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".



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         CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether or not the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption".

         The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Lender Liability Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of operational functions of the mortgaged property. The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

         Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to underground storage tanks pursuant to Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA").

         In a few states, transfer of some types of properties is conditioned upon clean-up of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean-up the contamination before selling or otherwise transferring the property.

         Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

         Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of a Trust Fund and occasion a loss to Certificateholders of the related series.



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         To reduce the likelihood of such a loss, and unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will provide that neither the Master Servicer nor the Special Servicer, acting on behalf of the Trustee, may acquire title to a Mortgaged Property or take over its operation unless the Special Servicer, based on a report prepared by a person who regularly conducts environmental audits, has made the determination that certain conditions relating to environmental matters, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans", have been satisfied.

         If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

         In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

         Environmental Site Assessments. In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related series of Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good, commercial and customary professional practices, environmental consultants will sometimes not detect significant environmental problems because carrying out an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

         Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property without the lender's consent. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder), a Master Servicer or Special Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's or Special Servicer's, as the case may be, ability to demonstrate that a sale threatens its legitimate security interest.

SUBORDINATE FINANCING

         Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans, and if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may


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create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

         Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of a Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.


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AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers that are structural in nature from existing places of public accommodation to the extent "readily achievable". In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. The requirements of the ADA may also be imposed on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds or, illegal drug or RICO activities.


                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

       The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates by Certificateholders that will hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"), and is based on the advice of the special tax counsel to the Sponsor specified in the related Prospectus Supplement. However, the following discussion does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurances can be given that the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the treatment of any item on their tax return, even where the anticipated tax


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consequences have been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

         The following discussion addresses securities of two general types:
(i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that a REMIC Administrator will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) certificates ("Grantor Trust Certificates") representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

         The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements, other than guaranteed investment contracts, are included in a Trust Fund, the tax consequences associated with such Cash Flow Agreements also will be disclosed in the related Prospectus Supplement. See "Description of the Trust Funds--Cash Flow Agreements".

         The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

       Classification of REMICs. Upon the issuance of each series of REMIC Certificates, counsel to the Sponsor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement and certain other documents (and subject to certain assumptions set forth therein), the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

         If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the entity may lose its status as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC


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will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

         Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C)(v). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code in the hands of another REMIC and will be "permitted assets" under Section 860L(c)(1)(G) for a "financial asset securitization investment trust", or "FASIT". The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC Administrator will report those determinations to Certificateholders in the manner and at the times required by the applicable Treasury regulations.

         The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe those Mortgage Loans that may be so treated. Treasury Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Section 856(c)(4)(A) of the Code.

         Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as separate REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, counsel to the Sponsor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, each of the Tiered REMICs will qualify as a REMIC, and the REMIC Certificates issued by each of the Tiered REMICs will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates, as the case may be, in such REMIC, within the meaning of the REMIC Provisions.

         Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.



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Taxation of Owners of REMIC Regular Certificates.

         General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under the cash method of accounting will be required to report income with respect to REMIC Regular Certificates under the accrual method.

         Original Issue Discount. Certain classes of REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount; regulations, however, have not been issued under that section.

         The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Sponsor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate or that such Prepayment Assumption will not be challenged by the Internal Revenue Service (the "IRS") on audit.

       The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date") the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" includes interest that is unconditionally payable at least annually during the entire term of the instrument at a single fixed rate, at a "qualified floating rate" or at an "objective rate", at a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or at a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

         In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.



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         Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

         Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" for a description of such election under the OID Regulations.

         If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.



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       As to each "accrual period", that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption (ii) using a discount rate equal to the original yield to maturity of the Certificate and (iii) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

         A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

         If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC Regular Certificate, the amount of original issue discount allocable to such accrual period will be zero. That is, no current deduction of such negative amount will be allowed to the holder of such Certificate. The holder will instead only be permitted to offset such negative amount against future positive original issue discount (if any) attributable to such a Certificate. Although not free from doubt, it is possible that a Certificateholder may be permitted to deduct a loss to the extent his or her basis in the Certificate exceeds the maximum amount of payments such Certificateholder could ever receive with respect to such Certificate. However, any such loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to Stripped Interest Certificates which can have negative yields under certain circumstances that are not default related. See "Risk Factors--Prepayments; Average Life of Certificates; Yields" herein.

         Market Discount. A Certificateholder that purchases a REMIC Regular Certificate at a market discount (other than a de minimis amount), that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price, will recognize


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gain upon receipt of each distribution representing some or all of the stated
redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies.

         The OID Regulations also permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular Certificates--Premium" below. Each of the elections in this and the preceding paragraph to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

         However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.



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         To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

         Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder, however, has elected to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

       Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If a holder elects to amortize bond premium, bond premium would be amortized on a constant yield method and would be applied as an offset against qualified stated interest. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. The IRS recently finalized new regulations on the amortization of bond premium. However, the regulations expressly do not apply to holders of REMIC Regular Certificates. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

         Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Assets until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in


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       income attributable to previously accrued and included income that as a result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income. Accordingly, holders of REMIC Regular Certificates are urged to consult with their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Certificate.

Taxation of Owners of REMIC Residual Certificates.

         General. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

         A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

         A holder of a Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

         Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

         The amount of income Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to Residual Certificateholders may exceed the cash distributions received by such Residual Certificateholders for the corresponding period may significantly adversely affect such


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Residual Certificateholders' after-tax rate of return. REMIC Residual
Certificates may in some instances have negative "value". See "Risk Factors--Certain Federal Tax Considerations Regarding REMIC Residual Certificates".

         Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), for amortization of any premium on the Mortgage Loans, for bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

         Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

         A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

         A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates


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(including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

         If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount".

         As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

         Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such Residual Certificateholder.

         A Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which Residual Certificateholders should consult their tax advisors.

         Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust Fund. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such Residual Certificateholders, and increases in such initial bases either occur after such


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distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such Residual
Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Certificates.

         The effect of these rules is that a Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates". For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder. See "--Taxation of Owners of REMIC Residual Certificates--General".

         Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

         In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such Residual Certificateholder. The daily accruals of a Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS. Although it has not done so, the Treasury has the authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value." Unless otherwise stated in the related Prospectus Supplement, no REMIC Residual Certificate will have "significant value" for these purposes.

         For Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates," below. Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions. This last rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

         In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by


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such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

         Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

         The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Sponsor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules.

         Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons (as defined below in "--Foreign Investors in REMIC Certificates") will be prohibited under the related Pooling Agreement. If transfers of REMIC Residual Certificates to investors that are not United States Persons are permitted pursuant to the related Pooling Agreement, the related Prospectus Supplement will describe additional restrictions applicable to transfers of certain REMIC Residual Certificates to such persons.

         Mark-to-Market Rules. On December 24, 1996, the IRS released regulations under Section 475 of the Code (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark-to-market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that a REMIC residual interest issued after January 4, 1995, is not a


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"security" for the purposes of Section 475 of the Code, and thus is not subject to the mark-to-market rules. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the Mark-to-Market Regulations.

         Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and other non-interest expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

       With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition,
Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, REMIC Residual Certificates will generally not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should carefully consult with their own tax advisors prior to making an investment in such Certificates.

         Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions". Except as described below, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for lower rates as to mid-term capital gains, and still lower rates as to long-term capital gains, than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.



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         Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular
Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over
(ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium".

         REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such Section applies will be ordinary income or loss.

         A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally, a taxpayer may elect to have net capital gains taxed at ordinary income rates rather than capital gain rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires a REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

         Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. Unless otherwise disclosed in


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the related Prospectus Supplement, it is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to a material Prohibited Transaction Tax.

         In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

         REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Under certain circumstances, the Special Servicer may be authorized to conduct activities with respect to a Mortgaged Property acquired by a Trust Fund that causes the Trust Fund to incur a tax, provided that doing so would, in reasonable discretion of the Special Servicer, maximize net after-tax proceeds to Certificateholders.

         Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

         Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related REMIC Administrator, Master Servicer, Special Servicer or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement. Any such tax not borne by a REMIC Administrator, Master Servicer, Special Servicer or Trustee would be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

       Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate. For these purposes a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in
Section 1381(a)(2)(C) of the Code.


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         In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and (ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalty of perjury that such social security number is that of the record holder or (ii) a statement under penalty of perjury that such record holder is not a disqualified organization. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

       For taxable years beginning on or after January 1, 1998, if an "electing large partnership" holds a REMIC Residual Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by
Section 860E(c) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership. For these purposes, an "electing large partnership" means any partnership having more than 100 members during the preceding tax years (other than certain service partnerships and commodity pools), which elect to apply simplified reporting provisions under the Code.

         Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the Residual Certificateholder's adjusted basis in such REMIC Residual Certificate, such Residual Certificateholder should (but may not) be treated as realizing a capital loss equal to the amount of such difference.

         Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the REMIC Administrator will file REMIC federal income tax returns on behalf of the REMIC, will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects, and will generally hold at least a nominal amount of REMIC Residual Certificates.

       As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC's tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the related


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REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

         Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

         As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount".

         Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by the person designated as REMIC Administrator.

         Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

         Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. It is possible that the IRS may assert that the foregoing


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tax exemption should not apply with respect to a REMIC Regular Certificate held by a Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

       It is possible, under regulations promulgated under Section 881 of the Code concerning conduit financing transactions, that the exemption from withholding taxes described above may not be available to a holder who is not a United States person and owns 10% of more of one or more underlying Mortgagors or, if the holder is a controlled foreign corporation, who is related to one or more Mortgagors.

         Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling Agreement.

NEW WITHHOLDING REGULATIONS

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

GRANTOR TRUST FUNDS

         Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Sponsor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, each holder of a Grantor Trust Certificate generally will be treated as the owner of an interest in the underlying Mortgage Loans included in the Grantor Trust Fund.

         For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a specified rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees and any spread) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Stripped Interest Certificate". A Stripped Interest Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

Characterization of Investments in Grantor Trust Certificates.

         Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Sponsor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code (but generally only to the extent that the underlying Mortgage Loans have been made with respect to property that is


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used for residential or certain other prescribed purposes); (ii)
"obligations (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code;(iii) "permitted assets" within the meaning of Section 860L(a)(1)(C) of the Code and
(iv) "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code. In addition, counsel to the Sponsor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         Stripped Interest Certificates. It is unclear whether Stripped Interest Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. Counsel to the Sponsor will not deliver any opinion on this question. Prospective purchasers to which such characterization of an investment in Stripped Interest Certificates is material should consult their tax advisors regarding whether the Stripped Interest Certificates, and the income therefrom, will be so characterized.

       The Stripped Interest Certificates will be "obligations (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code and, in general, "permitted assets" within the meaning of Section 860L(a)(1)C) of the Code.

Taxation of Owners of Grantor Trust Fractional Interest Certificates.

         General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans.

         Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Stripped Interest Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.


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         The federal income tax treatment of Grantor Trust Fractional Interest
Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Stripped Interest Certificates is issued as part of the same series of Certificates or
(ii) the Sponsor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The servicing fees paid with respect to the Mortgage Loans for certain series of Grantor Trust Fractional Interest Certificates may not constitute reasonable servicing compensation. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates.

         If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount". Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

         The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "--Sales of Grantor Trust Certificates") and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed at the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any spread or any other ownership interest in the Mortgage Loans retained by the Sponsor, a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

       Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments. Recent legislation extends the scope of the section to any pool of debt instruments, the yield on which may be affected by reason of prepayments. The precise application of the new legislation is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all a taxpayer's investments in pools of debt instruments or will be applied on an investment-by-investment basis. Similarly, as to investments in Grantor Trust Fractional Interest Certificates, it is not clear whether the assumed prepayment rate is to be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust


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Fractional Interest Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

         In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.


       In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Sponsor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate or that the Prepayment Assumption will not be challenged by the IRS on audit. Certificateholders also should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price. See "--Grantor Trust Reporting", below.

         Under Treasury Regulation Section 1.1286-1, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in


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"--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Do Not Apply" and "--Market Discount".

         If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. In that case, the original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate only to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

       The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. Under the OID Regulations the stated redemption price is equal to the total of all payments to be made on such Mortgage Loan other than "qualified stated interest". "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, at a "qualified floating rate", or at an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such Mortgage Loan. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments. See "--Taxation of Owners of REMIC Regular Interests--Original Issue Discount", above.

         In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

         Notwithstanding the general definition of original issue discount, original issue discount will be considered to be de minimis if such original issue discount is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loan. For this purpose, the weighted average maturity of the Mortgage Loan will be computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such Mortgage Loan, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made, by (ii) a fraction, the numerator of which is the amount of the payment and the denominator of which is the stated redemption price of the Mortgage Loan. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" rate or initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of each such payment and the denominator of which is the outstanding stated principal amount of the Mortgage Loan. The OID Regulations also permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount" below.

       If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. Under recent legislation, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing original issue discount with respect to any pool of debt instruments, the yield on which may be affected by prepayments. The precise application of the new legislation is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all a taxpayer's investments in pools of debt instruments or will be applied on an investment-by-investment basis. Similarly, as to investments in Grantor Trust Fractional Interest Certificates, it is not clear whether the assumed prepayment rate is to be determined at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of that holder's purchase of the Grantor Trust Fractional Interest Certificate. Certificateholders should consult their own tax advisors concerning reporting of original issue discount with respect to Grantor Trust Fractional Interest Certificates and should refer to the related Prospectus Supplement with respect to each Series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such Series.

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


         A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issued price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

         Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "--Grantor Trust Reporting", below.

       In the absence of statutory or administrative clarification, it is currently intended that information reports or returns to the IRS and Certificateholders will be based on a prepayment assumption (the "Prepayment Assumption") that is determined when Certificates are offered and sold hereunder and that is disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate or that the Prepayment Assumption will not be challenged by the IRS on audit. See "--Grantor Trust Reporting", below.

         Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder during or after the first taxable year to which such election applies. In addition, the OID Regulations would permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a Mortgage Loan with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments


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

having market discount that such Certificateholder acquires during the taxable year of the election and thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium". Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest is irrevocable.

         Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or (iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period.

       Under recent legislation, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to any pool of debt instruments, the yield on which may be affected by prepayments. Because the Mortgage Loans will be such a pool, under the Committee Report, it appears that the prepayment assumption used (or that would be used) in calculating the accrual of original issue discount, if any, is also to be used in calculating the accrual of market discount. However, the precise application of the new legislation is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in pools of debt instruments or will be applied on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate is to be determined at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of that holder's purchase of the Grantor Trust Fractional Interest Certificate. Moreover, because the regulations under 1276(b)(3) referred to in the preceding paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market. Certificateholders should consult their own tax advisors concerning accrual of market discount with respect to Grantor Trust Fractional Interest Certificates and should refer to the related Prospectus Supplement with respect to each Series to determine whether and in what manner the market discount will apply to Mortgage Loans purchased at a market discount in such Series.

        To the extent that the Mortgage Loans provide for periodic payments of stated redemption price, market discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

         Market discount with respect to Mortgage Loans generally will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the Mortgage Loans multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations. If market discount is treated as de minimis under the foregoing rule, it appears that actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply", below.

         Further, under the rules described in "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

       In the absence of statutory or administrative clarification, it is currently intended that information reports or returns to the IRS and Certificateholders will be based on a prepayment assumption (the "Prepayment Assumption") that is determined when Certificates are offered and sold hereunder and that is disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate or that the Prepayment Assumption will not be challenged by the IRS on audit. See "--Grantor Trust Reporting", below.

         Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on




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

the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

       It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code, based on the recent amendments to Section 1272(a)(6) of the Code that require the use of a prepayment assumption with respect to original issue discount for debt instruments, the yield on which may be affected by prepayments, and on the Committee Report's extension of those rules to the accrual of market discount and amortization of premium.

       In the absence of statutory or administrative clarification, it is currently intended that information reports or returns to the IRS and Certificateholders will be based on a prepayment assumption (the "Prepayment Assumption") that is determined when Certificates are offered and sold hereunder and that is disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person wil make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate or that the Prepayment Assumption will not be challenged by the IRS on audit. See "--Grantor Trust Reporting", below.

       Taxation of Owners of Stripped Interest Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Stripped Interest Certificates. Except as described above in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how such Section will be applied to securities such as the Stripped Interest Certificates. Accordingly, holders of Stripped Interest Certificates should consult their own tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

         The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied.

         It appears that original issue discount will be required to be accrued in each month on the Stripped Interest Certificates based on a constant yield method. In effect, each holder of Stripped Interest Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Stripped Interest Certificate at the beginning of such month and the yield of such Stripped Interest Certificate to such holder. Such yield would be calculated based on the price paid for that Stripped Interest Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

       As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Under recent legislation extending Section 1272(a)(6) to pools of debt instruments the yield on which may be affected by prepayments, that method of prepayment would apply to Stripped Interest Certificates. The precise application of the new legislation is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all a taxpayer's investments in pools of debt instruments or will be applied on an investment-by-investment basis. Similarly, as to investments in Stripped Interest Certificates, it is not clear whether the assumed prepayment rate is to be determined based on conditions at the time of the first sale of the Stripped Interest Certificates or, with respect to any holder, at the time of purchase of the Stripped Interest Certificates by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Stripped Interest Certificates.



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




       The accrual of income on the Stripped Interest Certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Sponsor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate or that the Prepayment Assumption will not be challenged by the IRS on audit. Certificateholders also should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price. See "--Taxation of Owners of Grantor Fractional Interest Certificates--If Stripped Bond Rules Apply", above. Prospective purchasers of the Stripped Interest Certificates should consult their own tax advisors regarding the use of the Prepayment Assumption.



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





       Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides for lower rates as to long-term capital gains, than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

         Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by the banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Grantor Trust Reporting. Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, the Trustee or Master Servicer, as applicable, will furnish to each Certificateholder during such year such customary factual information as the Sponsor or the reporting party deems necessary or desirable


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



to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

       On August 13, 1998, the Service published proposed regulations that would, when effective, establish a reporting method for "widely held fixed investment trusts" holding pools of debt instruments subject to Section 1272(a)(6), that would be similar to the reporting method currently used for regular interests in REMICs. A fixed investment trust, defined to include any entity classified as a "trust" under Treasury Regulation 301.7701-4(c), is a "widely held" fixed investment trust if any ownership interest in the trust is held by a middleman (which includes, but is not limited to, a custodian holding a person's account, a nominee, and a broker holding an interest for a customer in street name). These regulations are proposed to be effective beginning on or after the date that final regulations are published in the Federal Register.

     Backup Withholding. In general, the rules described in "--Taxation of Owners of REMIC Residual Certificates--Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

         Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "--REMICs--Foreign Investors in REMIC Certificates" applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from United States withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

         To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to U.S. estate taxes in the estate of non-resident alien individual.


                        STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                              ERISA CONSIDERATIONS

GENERAL

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law.


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Any such plan which is qualified and exempt from taxation under Sections 401(a)
and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. The types of transactions between Plans and Parties in Interest that are prohibited include: (a) sales, exchanges or leases of property, (b) loans or other extensions of credit and
(c) the furnishing of goods and services. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to rescind the transaction and pay an amount to the Plan for any losses realized by the Plan or profits realized by such persons, individual retirement accounts involved in the transaction may be disqualified resulting in adverse tax consequences to the owner of such account and certain other liabilities could result that have a significant adverse effect on such person.

PLAN ASSET REGULATIONS

         A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions apply, including that the equity participation in the entity by "benefit plan investors" (that is, Plans and certain employee benefit plans not subject to ERISA) is not "significant". For this purpose, in general, equity participation in a Trust Fund will be "significant" on any date if, immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors (determined by not including the investments of persons with discretionary authority or control over the assets of such entity, of any person who provides investment advice for a fee (direct or indirect) with respect to such assets, and of "affiliates" (as defined in the Plan Asset Regulations) of such persons). Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors (determined by not including the investments of the Sponsor, the Trustee, the Master Servicer, the Special Servicer, any other parties with discretionary authority over the assets of a Trust Fund and their respective affiliates).

         Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer, any Sub-Servicer, a Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions of ERISA. In addition, if the underlying assets of a Trust Fund constitute Plan assets, the Sponsor, the REMIC Administrator, any borrower, as well as each of the parties described in the preceding sentence, may become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in an investing entity). Thus, if the Trust Assets constitute Plan assets, the operation of the Trust Fund may involve a prohibited transaction under ERISA and the Code. For example, if a person who is a Party in Interest with respect to an investing Plan is borrower, the purchase of Certificates by the Plan could constitute a prohibited loan between a Plan and a Party in Interest.

         Any Plan fiduciary that proposes to cause such Plan to purchase Offered Certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code, in particular the fiduciary responsibility and prohibited transaction provisions, to such investment and the availability of (and scope of relief provided by) any prohibited transaction exemption in connection therewith. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of any exemption with respect to the Certificates offered thereby. In addition, any Plan fiduciary that proposes to cause a Plan to purchase Stripped Interest Certificates should consider the federal income tax consequences of such investment.


                                LEGAL INVESTMENT

         The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") only if so specified in the related Prospectus Supplement. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

         Prior to December 31, 1996, only classes of Offered Certificates that
(i) were rated in one of the two highest rating categories by one or more Rating Agencies and (ii) were part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate, including stock allocated to a dwelling unit in a residential cooperative housing corporation, upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). However, under SMMEA as originally enacted, if a state enacted legislation prior to October 3, 1991 that specifically limited the legal investment authority of any such entities with respect to "mortgage related securities" under such definition, Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

         Effective December 31, 1996, the definition of "mortgage related securities" was modified to include among the types of loans to which such securities may relate, loans secured by "one or more parcels of real estate upon which is located one or more commercial structures". In addition, the related legislative history states that this expanded definition includes multifamily loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001, any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to


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a percentage of the bank's capital and surplus (but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5), certain "Type IV securities", defined in 12 C.F.R. Section 1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities". As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Offered Certificates will qualify as "commercial mortgage-related securities", and thus as "Type IV securities", for investment by national banks. Federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. Section 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of Offered Certificates), except under limited circumstances.

         The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities". The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates, including Offered Certificates, will be treated as high-risk under the Policy Statement.

         The predecessor to the Office of Thrift Supervision (the "OTS") issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Offered Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Offered Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

         There may be other restrictions on the ability of certain investors either to purchase certain classes of Offered Certificates or to purchase any class of Offered Certificates representing more than a specified percentage of the investor's assets. Except as to the status of certain classes of Offered Certificates as "mortgage related securities", the Sponsor will make no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered


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



Certificates) may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                             METHOD OF DISTRIBUTION

         The Offered Certificates offered hereby and by Prospectus Supplements hereto will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Sponsor from such sale.

         The Sponsor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

                  (i) By negotiated firm commitment underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

                  (ii) by placements through one or more placement agents specified in the related Prospectus Supplement primarily with institutional investors and dealers; and

                  (iii) through offerings by the Sponsor.

         The Prospectus Supplement for each series of Offered Certificates will, as to each class of such Certificates, describe the method of offering being used for that class and either the price at which such class is being offered, the nature and amount of any underwriting discounts or additional compensation to underwriters and the proceeds of the offering to the Sponsor, or the method for determining the price at which such class will be sold to the public. A firm commitment underwriting and public offering by underwriters may be done through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Offered Certificates will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement. The firms acting as underwriters with respect to the Offered Certificates of any series may include Citicorp Securities, Inc. and Citibank, N.A., each of which is an affiliate of the Sponsor. Any of the above-named firms not named in the related Prospectus Supplement will not be parties to the Underwriting Agreement in respect of a series of Offered Certificates, will not be purchasing any such Certificates from the Sponsor and will have no direct or indirect participation in the underwriting of such Certificates, although any of such firms may participate in the distribution of such Certificates under circumstances entitling it to a dealer's commission. Each Prospectus Supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationships between the Sponsor and any underwriter, and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the Certificates so offered. In a firm commitment underwritten offering, the underwriters will be obligated to purchase all of the Offered Certificates of a series if any such Certificates are purchased. Offered Certificates may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. In connection with the sale of the Offered Certificates of any series, underwriters may receive compensation from the Sponsor or from purchasers of such Certificates in the form of discounts, concessions or commissions. The related Prospectus Supplement will describe any such compensation paid by the Sponsor.

         In underwritten offerings, the underwriters and their agents may be entitled, under agreements entered into with the Sponsor, to indemnification from the Sponsor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof. Such rights to indemnification or contribution may also extend to each person, if any, who controls any such underwriter within the meaning of the Securities Act.

         If a series or class of Offered Certificates is offered otherwise than through underwriters, the Prospectus Supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the Sponsor and purchasers of such Certificates. It is contemplated that Citicorp Securities, Inc. or Citibank, N.A. will act as placement agent on behalf of the Sponsor in such offerings of a series or class of Offered Certificates. If Citicorp Securities, Inc. does act as placement agent in the sale of Offered Certificates, it will receive a selling commission which will be disclosed in the related Prospectus Supplement. Citicorp Securities, Inc. or Citibank, N.A. may also purchase Offered Certificates acting as principal.

         On April 5, 1998, Citicorp, of which the Sponsor and Citibank, N.A. are wholly-owned subsidiaries, and Travelers Group Inc. ("Travelers"), of which Salomon Brothers Inc ("Salomon") is a wholly-owned subsidiary, agreed to merge (the "Merger"). The combined company will be known as Citigroup. The Merger is subject to customary closing conditions, including regulatory approvals. Firms acting as underwriters or placement agents with respect to the Offered Certificates of any series may include Salomon.

         It is expected that the Sponsor will from time to time form Mortgage Asset Pools and cause series of Offered Certificates evidencing an ownership interest in such Mortgage Asset Pools to be issued to the related Mortgage Asset Sellers. Thereafter, and pending final sale of such a series of Offered Certificates, the related Mortgage Asset Seller may enter into repurchase arrangements or secured lending arrangements with institutions that may include Citicorp Securities, Inc. or any of its affiliates for purposes of financing the holding of such series. Prior to any sales of such Certificates to investors, the related Mortgage Asset Seller will prepare and deliver a Prospectus Supplement containing updated information regarding the Mortgage Asset Pool as of the first day of the month in which such sale occurs.

         Affiliates of the Sponsor may act as principals or agents in connection with market-making transactions relating to the Offered Certificates. This Prospectus and the related Prospectus Supplement may be used by such affiliates in connection with offers and sales related to market-making transactions in the Offered Certificates. Such sales will be made at prices related to prevailing market prices at the time of sale.


                             FINANCIAL INFORMATION

         A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

         It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, Certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.



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



                            INDEX OF PRINCIPAL TERMS

Accrual Certificates..........................................S-14, S-43
ADA.................................................................S-81
ARM Loans...........................................................S-32
Book-Entry Certificates.......................................S-16, S-42
Cash Flow Agreement...........................................S-12, S-33
Cash Flow Agreements.................................................S-1
CERCLA........................................................S-26, S-78
Certificate Account.....................................S-11, S-33, S-53
Certificate Balance.................................................S-13
Certificate Owner.............................................S-16, S-48
Certificateholders...................................................S-2
Certificates.........................................................S-9
Closing Date........................................................S-85
Code..........................................................S-16, S-82
Commercial Cooperative Loans........................................S-10
Commercial Properties.........................................S-10, S-29
Commission...........................................................S-3
Committee Report....................................................S-85
Companion Class...............................................S-15, S-44
Condemnation Proceeds...............................................S-54
Contingent Payment Regulations.....................................S-108
Contributions Tax...................................................S-96
Controlled Amortization Class.................................S-15, S-44
Cooperatives........................................................S-29
CPR.................................................................S-37
Credit Support...........................................S-1, S-12, S-33
Cut-off Date........................................................S-14
Definitive Certificate..............................................S-16
Definitive Certificates.......................................S-42, S-49
Determination Date............................................S-34, S-42
Direct Participants.................................................S-48
Distribution Date...................................................S-14
Distribution Date Statement.........................................S-45
DOL................................................................S-111
DTC................................................S-4, S-16, S-42, S-48
Due Dates...........................................................S-31
Equity Participation................................................S-31
ERISA........................................................S-19, S-110
Exchange Act.........................................................S-4
FAMC................................................................S-11
FHLMC...............................................................S-11
FNMA................................................................S-11
Garn Act............................................................S-80
GNMA................................................................S-11
Grantor Trust Certificates....................................S-16, S-82
Grantor Trust Fractional
   Interest Certificates............................................S-18
Grantor Trust Fund..................................................S-82
Indirect Participants...............................................S-48
Insurance Proceeds..................................................S-54
IRS.................................................................S-85
Issue Premium.......................................................S-91
L/C Bank............................................................S-69
Lender Liability Act................................................S-78
Liquidation Proceeds..........................................S-54, S-55
Lock-out Date.......................................................S-31
Lock-out Period.....................................................S-31
Mark-to-Market Regulations..........................................S-94
Master Servicer.................................................S-3, S-9
MBS......................................................S-1, S-11, S-28
MBS Agreement.......................................................S-32
MBS Issuer..........................................................S-32
MBS Servicer........................................................S-32
MBS Trustee.........................................................S-32
Mortgage Asset Pool..................................................S-1
Mortgage Asset Seller.........................................S-11, S-29
Mortgage Assets................................................S-1, S-29
Mortgage Loans...........................................S-1, S-10, S-28
Mortgage Notes......................................................S-29
Mortgage Rate.................................................S-10, S-31
Mortgaged Properties................................................S-29
Mortgages...........................................................S-29
Multifamily Properties..............................................S-29
Net Leases..........................................................S-30
New Regulations.....................................................S-99
Nonrecoverable Advance..............................................S-45
Notional Amount...............................................S-13, S-43
OCC................................................................S-112
Offered Certificates.................................................S-1
OID Regulations.....................................................S-83
Originator..........................................................S-29
OTS................................................................S-113
PAC.................................................................S-37
Participants............................................S-27, S-42, S-48
Parties in Interest................................................S-110
Pass-Through Rate..............................................S-3, S-13
Permitted Investments...............................................S-54
Plans..............................................................S-110
Policy Statement...................................................S-113
Pooling Agreement.............................................S-13, S-49
Prepayment Assumption........................................S-85, S-103
Prepayment Interest Shortfall.......................................S-34
Prepayment Premium..................................................S-31
Prohibited Transactions Tax.........................................S-96
Prospectus Supplement................................................S-1
Rating Agency.......................................................S-19
RCRA................................................................S-79
Record Date.........................................................S-42
Related Proceeds....................................................S-45
Relief Act..........................................................S-81
REMIC.........................................................S-16, S-82
REMIC Administrator.............................................S-3, S-9


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


REMIC Certificates.................................................S-82
REMIC Provisions...................................................S-82
REMIC Regular Certificates...................................S-16, S-83
REMIC Regulations..................................................S-83
REMIC Residual Certificates..................................S-16, S-83
REO Property.......................................................S-52
RICO...............................................................S-82
Securities Act....................................................S-114
Senior Certificates..........................................S-13, S-41
Servicing Standard.................................................S-52
SMMEA.............................................................S-111
SPA................................................................S-37
Special Servicer...............................................S-3, S-9
Sponsor............................................................S-29
Stripped Interest Certificates...............................S-13, S-41
Stripped Principal Certificates..............................S-13, S-41
Sub-Servicer.......................................................S-53
Sub-Servicing Agreement............................................S-53
Subordinate Certificates.....................................S-13, S-41
TAC................................................................S-37
Tiered REMICs......................................................S-84
Title V............................................................S-81
Trust Assets........................................................S-3
Trust Fund..........................................................S-1
Trustee.............................................................S-9
UCC................................................................S-71
Voting Rights......................................................S-47
Warranting Party...................................................S-51

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.      Other Expenses of Issuance and Distribution.

              The estimated expenses in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

Filing Fee for Registration Statement.......................... $1,180,000.00
Legal Fees and Expenses........................................  1,500,000.00*
Accounting Fees and Expenses...................................    750,000.00*
Blue Sky Fees and Expenses.....................................     62,500.00*
Printing and Engraving Fees....................................    500,000.00*
Rating Agency Fees.............................................  1,250,000.00*
Miscellaneous..................................................    312,500.00*
                                                                -------------
                                    Total...................... $5,555,000.00
----------
  *Based on five separate offerings of Certificates.

Item 15.      Indemnification of Directors and Officers.

              Under Section 7(b) of the proposed form of underwriting agreement, the underwriter is obligated under certain circumstances to indemnify each director of the Registrant, each officer of the Registrant that signed this Registration Statement or any amendment hereof, and certain controlling persons of the Registrant, against certain liabilities, including liabilities under the Securities Act of 1933.

              Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

              Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

              Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that expenses incurred by a director or officer in defending any action, suit or proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such director or officer is not entitled to indemnification under Section 145; and that indemnification and advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the person seeking indemnification or advancement of expenses may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a person who is or was a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

              The Certificate of Incorporation of the Registrant provides, in effect, that, to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Loan of Delaware, the Registrant (i) shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer of the Registrant against expenses, judgments, fines and amounts paid in settlement, and (ii) may indemnify any person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was an employee or agent of the Registrant, or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

              Pursuant to Section 145 of the General Corporation Law of Delaware, liability insurance is maintained covering directors and principal officers of the Registrant.

              Each Pooling Agreement (as defined in the prospectus included in this Registration Statement) pursuant to which the Certificates being registered will be issued, will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Pooling Agreement will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against all liability in connection with any legal action that relates to such Pooling Agreement or the Certificates issued thereunder.

              Any purchase agreement pursuant to which the Registrant acquires Mortgage Assets (as defined in the prospectus included in the Registration Statement) for inclusion in a Trust Fund may provide under certain circumstances that each director of the Registrant, each officer of the Registrant that signed this Registration Statement or any amendment hereof, and certain controlling persons of the Registrant, are entitled to be indemnified by the seller of such Mortgage Assets or an affiliate against certain liabilities, including liabilities under the Securities Act of 1933, relating to such Mortgage Assets.

              Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

Item 16.      Exhibits.

              1.1 Form of Underwriting Agreement.*

              4.1 Form of Pooling and Servicing Agreement.*

              5.1 Opinion of Stephen E. Dietz, Associate General Counsel of Citibank, N.A., with respect to legality.

              8.1 Opinion of Sidley & Austin with respect to certain tax matters.

              23.1 Consent of Stephen E. Dietz, Associate General Counsel of Citibank, N.A. (included as part of Exhibit 5.1).

              23.2 Consent of Sidley & Austin (included as part of Exhibit 8.1).

              24.1 Power of Attorney.

              -------------
              * Incorporated by reference from the Registration Statement on
                Form S-3 (File No. 33-63924).

Item 17.      Undertakings.

A. Undertakings Relating to Rule 415 Offering.

         The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (a) to include any prospectus required by Section 10(a)(3) of the
                  Securities Act of 1933;

              (b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (c) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that (1)(a) and (1)(b) do not apply if the information required to be included in a post-effective amendment by those items is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference to this registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking in connection with incorporation by reference of certain filings under the Securities Exchange Act of 1934.

              The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Undertaking in respect of indemnification.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

D. Undertaking in respect of delivery of certificates.

              The Registrant hereby undertakes to provide to the respective underwriters at the closing specified in the underwriting agreements, certificates in such denominations and in such names as required by each such underwriter to permit prompt delivery to each purchaser.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the Securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on January 20, 1999.

                                              MORTGAGE CAPITAL FUNDING, INC.

                                              By /s/ Richard L. Jarocki, Jr.
                                                -------------------------------
                                                     Richard L. Jarocki, Jr.
                                                     President and Director

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 20, 1999, by the following persons in the capacities indicated below.

Signature                             Capacity
---------                             --------

               *                      Chief Executive Officer
--------------------------------      (Principal Executive Officer and Director)
John Dowd


               *                      Vice President and Director
--------------------------------
Thomas Lavin


               *                      Treasurer (Chief Financial Officer and
--------------------------------      Principal Accounting Officer)
Joseph Cutolo


/s/  Richard L. Jarocki, Jr.          President and Director
--------------------------------
Richard L. Jarocki, Jr.


* Richard L. Jarocki, Jr., by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.

                                              /s/  Richard L. Jarocki, Jr.
                                              ---------------------------------
                                              Richard L. Jarocki, Jr.
                                              Attorney-in-Fact

                                 EXHIBIT INDEX



                                                                       Page
                                                                      Number
                                                                      ------
 1.1  Form of Underwriting Agreement.*


 4.1  Form of Pooling and Servicing Agreement.*

 5.1  Opinion of Stephen E. Dietz, Associate General Counsel of
      Citibank, N.A., with respect to legality.*

 8.1 Opinion of Sidley & Austin with respect to certain tax matters.*

23.1  Consent of Stephen E. Dietz, Associate General Counsel of
      Citibank, N.A. (included as part of Exhibit 5.1).*

23.2  Consent of Sidley & Austin (included as part of Exhibit 8.1).*

24.1  Power of Attorney.*

-------------
* Previously filed.